UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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California Water Service Group

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A Letter from our Chairman, President & CEO
Dear Fellow Stockholder:
It is my pleasure to invite you to join us for the California Water Service Group 2025 Annual Meeting of Stockholders at 9:30 a.m. Pacific Time on Wednesday, May 28, 2025. Once again, we will hold the Annual Meeting online to allow for greater participation by all of our stockholders, regardless of their geographic location. Please see the Notice of Annual Meeting on the next page for more information.
Your vote is very important. We encourage you to read the Proxy Statement and vote your shares at your earliest convenience, even if you plan to attend the meeting.
Sincerely,
Martin A. Kropelnicki
Chairman, President & Chief Executive Officer
April 16, 2025
While 2024 started off with many significant challenges, we stayed true to our cause, focused and dedicated to what we do best, serving our customers. I am very proud of our overall performance and how 2024 ended, including our continued ability to execute our strategy that aims to create value and growth for our stockholders, customers, communities and employees.
We delivered strong financial results, attributable in part to the June 2024 decision on our 2021 California General Rate Case and Infrastructure Improvement Plan (GRC/IIP). We also filed our 2024 GRC/IIP, which thus far appears to be proceeding on schedule.
As you know, prudent infrastructure investment is our primary growth driver, and in 2024, we invested a record $471 million in water system improvements, including water quality treatment facilities, storage tanks, wells, and computer control systems that we need to deliver a safe, reliable water supply to customers.
Protecting public health and maintaining water quality standards is a primary goal for us. In 2024, we continued to provide high-quality water and excellent service to our customers. We met or surpassed every standard set to protect public health and invested $8 million in treatment facilities for per- and polyfluoroalkyl substances (PFAS). To help customers with past due balances and provide added convenience, we expanded Promise Pay into Washington and New Mexico and rolled out Walmart Bill Pay.
On the environmental stewardship front, we invested approximately $2 million in water conservation programs that are expected to save 52 million gallons per year while helping keep bills more affordable for customers. We also continued our efforts to use energy more efficiently throughout the company and expand our use of electric service vehicles.
Finally, we contributed more than $1.1 million to charitable organizations that share our dedication to enhancing the quality of life in our communities, and an additional $100,000 to the American Red Cross, World Central Kitchen, California Fire Foundation, Pasadena Humane, and SPCA LA, all of whom provided critical services during and after the devastating Los Angeles wildfires, which were adjacent to but did not impact our service areas.
The devastation in the wake of these fires underscored the importance of our wildfire hardening program and emergency planning and response efforts, which we have found to be vitally important in our own experience with the Erskine, Camp, Woolsey, and Mendocino Fires. We plan to continue to prioritize these programs going forward to help lessen the risk posed by natural disasters.
They are just one part of our strategy to grow, protect, and sustain our Company. On behalf of our entire team, I thank you for your continued support and investment in California Water Service Group.

California Water Service Group | 2025 Proxy Statement

A Letter from our Lead Independent Director
Dear Fellow Stockholder:
As lead independent director, I join Marty Kropelnicki in inviting you to attend our 2025 annual meeting of Stockholders.
As Lead Independent Director, I have the privilege of working alongside Board members who bring diverse experience and expertise to bear in providing independent oversight and guidance to the management team. Collectively, we are responsible for mitigating risk and creating long-term value for our stockholders.
Throughout 2024, we held regular discussions with management on governance, strategy, risk management and risk mitigation, capital allocation, regulatory affairs, business development, water quality, and safety performance. The independent directors and management worked together on key strategic initiatives that affect our company and as Lead Independent Director, I take very seriously the responsibility entrusted to us as your Board.
I believe I speak for all independent directors when I say we are proud of the Company’s performance in 2024. I invite you to attend the Company’s Annual Meeting to learn more, and I encourage you to review and vote on the proposals laid out in this Proxy Statement.
Thank you for your investment in our Company. We appreciate having the opportunity to serve as your Board of Directors.
Sincerely,
Scott L. Morris
Lead Independent Director
April 16, 2025

California Water Service Group | 2025 Proxy Statement

Notice of Annual Meeting of Stockholders

Date and Time	Location	Record Date

Wednesday, May 28, 2025 9:30 a.m. Pacific Time	To attend and participate in the Annual Meeting visit www.virtualshareholdermeeting.com/CWT2025	Only stockholders at the close of business on April 1, 2025 are entitled to receive notice of and vote at the Annual Meeting
The 2025 Annual Meeting of Stockholders of California Water Service Group (Group) will be held on May 28, 2025, at 9:30 a.m. Pacific Time. You will be able to attend the Annual Meeting, vote your shares electronically, and submit your questions during the live webcast by visiting www.virtualshareholdermeeting.com/CWT2025. At the Annual Meeting, stockholders will consider and vote on the following matters:
1. Election of the eleven directors named in the Proxy Statement;
2. An advisory vote to approve executive compensation;
3. Ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2025;
4. Such other business as may properly come before the Annual Meeting.
These matters are more fully described in the Proxy Statement accompanying this notice. We believe your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may submit your proxy: (a) online, (b) by telephone, or (c) by U.S. Postal Service mail. You may revoke your proxy at any time prior to the vote at the Annual Meeting. Of course, in lieu of submitting a proxy, you may vote online during the Annual Meeting. For specific instructions, please refer to “Questions and Answers About the Proxy Materials and the Annual Meeting” in this Proxy Statement and the instructions on the proxy card.
In the event of a technical malfunction or other situation that the Chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the Chair or Corporate Secretary will convene the meeting at 10:30 a.m. Pacific Time on the date specified above and at the address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time, and physical or virtual location announced by the Chair or Corporate Secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on our Investor Relations website at https://www.calwatergroup.com/investors.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 28, 2025: Electronic copies of the Group’s Form 10-K, including exhibits, and this Proxy Statement will be available at www.proxyvote.com.

The Group expects to mail the Proxy Materials to its stockholders commencing on April 16, 2025.
By Order of the Board of Directors
Michelle R. Mortensen
Vice President, Corporate Secretary and Chief of Staff
April 16, 2025
California Water Service Group | 2025 Proxy Statement

California Water Service Group | 2025 Proxy Statement

This Proxy Statement contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (the PSLRA). The forward-looking statements are intended to qualify under provisions of the federal securities laws for “safe harbor” treatment established by the PSLRA. Examples of forward-looking statements in this document include our strategy, goals, progress or expectations with respect to our approach to environmental, social, and governance, workplace and employee safety, diversity, equality, and inclusion, human capital management, corporate responsibility and sustainability and public policy and political involvement (collectively, ESG Information), and new acquisitions, among other topics. Forward-looking statements in this proxy statement are based on currently available information, expectations, estimates, assumptions and projections, and our management’s beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions. These statements are not statements of historical fact and are not guarantees of future performance. They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks, including, among other things, the evolution of applicable laws and regulations, and the ability of our suppliers and partners to meet our sustainability standards. Consequently, actual results may vary materially from what is contained in a forward-looking statement. For more information on these risks, uncertainties and other factors, refer to our Annual Report on Form 10-K for the year ended December 31, 2024, under the heading “Risk Factors” in Item 1A, as updated in Part II of our subsequent Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.
In addition, historical, current and forward-looking ESG Information-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.
ESG Information identified as material, significant or priority for purposes of, and information otherwise included in, this document is not an indication that they are considered material to Group, our investors or other stakeholders, or required to be disclosed in our filings, in each case under Securities and Exchange Commission (SEC) reporting or any other laws or requirements that apply to Group. The term “material” used in the context of our ESG Information is distinct from and should not be confused with what we consider “material” for purposes of SEC or any other mandatory reporting.
Web links are provided throughout this Proxy Statement for convenience and are inactive textual references only. The content on the referenced websites does not constitute a part of, and is not incorporated by reference into, this Proxy Statement.
California Water Service Group | 2025 Proxy Statement

Proxy Summary
Information About Our 2025 Annual Meeting of Stockholders
Date and time:	Wednesday, May 28, 2025 at 9:30 a.m. Pacific Time
Location:	To attend and participate in the Annual Meeting visit www.virtualshareholdermeeting.com/CWT2025
Record Date:	April 1, 2025
Voting matters:	Stockholders will be asked to vote on the following matters at the Annual Meeting:
Overview of Voting Items
Proposal	For More Information	Board Recommendation
Proposal No. 1: Election of Directors	Pages 17-30	FOR All Nominees
The Board of Directors and Nominating/Corporate Governance Committee believes that all of the following nominees listed are highly qualified and have the skills and experience required for membership on our Board. A description of the specific experience, qualifications, attributes, and skills that led our Board to conclude that each of the nominees should serve as director follows the biographical information of each nominee. The directors reflect the breadth of the Company’s stockholders, employees, customers, and communities.
California Water Service Group | 2025 Proxy Statement | 1

Name and Principal Occupation	Age	Director Since	California Water Service Group Position	Current Term Expires	Independent	Other Public Company Boards
Gregory E. Aliff Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP	71	2015	Director	2025	Yes	1
Shelly M. Esque Former Vice President and Global Director of Corporate Affairs of Intel Corporation	64	2018	Director	2025	Yes	—
Jeffrey Kightlinger Principal and Owner of Acequia Consulting, LLC	65	2023	Director	2025	Yes	—
Martin A. Kropelnicki Chairman, President & CEO of California Water Service Group	58	2013	Chairman, President & CEO	2025	—	—
Thomas M. Krummel, M.D. Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine	73	2010	Director	2025	Yes	—
Yvonne A. Maldonado, M.D. Professor of Global Health and Infectious Diseases, Departments of Pediatrics and Epidemiology and Population Health, Stanford University	69	2021	Director	2025	Yes	—
Scott L. Morris Chairman of Avista Corporation	67	2019	Lead Independent Director	2025	Yes	2
Charles R. Patton Former Executive Vice President, External Affairs of American Electric Power Company, Inc.	65	2023	Director	2025	Yes	2
Carol M. Pottenger Principal and Owner of CMP Global, LLC Vice Admiral, U.S. Navy (Ret.)	70	2017	Director	2025	Yes	—
Lester A. Snow Former Secretary California Natural Resources Agency	73	2011	Director	2025	Yes	—
Patricia K. Wagner Former Group President of U.S. Utilities for Sempra Energy	62	2019	Director	2025	Yes	2
California Water Service Group | 2025 Proxy Statement | 2

Proposal	For More Information	Board Recommendation
Proposal No. 2: Advisory Vote on Executive Compensation	Page 97	FOR
We seek to closely align the total direct compensation of our officer team with performance and appropriately balance the focus on our short-term and long-term priorities with annual and long-term rewards. Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs are designed to reward excellent job performance, identify exceptional leadership, and represent fair, reasonable, and competitive total compensation that aligns officers’ interests with the long-term interests of our stockholders and customers.
Proposal	For More Information	Board Recommendation
Proposal No. 3: Ratification of Independent Accountants	Page 100	FOR
The Board believes the continued retention of Deloitte & Touche LLP is in the best interests of the Company and its stockholders. The Board is recommending stockholder ratification of Deloitte & Touche LLP as the independent registered public accounting firm, to audit the Group’s books, records, and accounts for the year ending December 31, 2025.
California Water Service Group | 2025 Proxy Statement | 3

Our Company
California Water Service Group is the third largest publicly traded water utility in the United States, providing high-quality water and wastewater services to approximately two million people in approximately 100 communities. Our mission is to be the leading provider of sustainable water and wastewater services.
What We Do
The majority of our business consists of the production, purchase, storage, treatment, testing, distribution, and sale of water for domestic, commercial, industrial, public, and irrigation uses — and includes the provision of domestic and municipal fire protection services. Other services include wastewater collection and treatment. We also offer non-regulated services, such as water system operation, billing, and meter reading services under agreements with municipalities and other private companies. Additional non-regulated operations include the lease of communication antenna sites, provision of lab services to third parties, and the promotion of other non-regulated services.
Where We Operate
Headquartered in San Jose, California, the Group includes seven operating subsidiaries. California Water Service Company (Cal Water), Washington Water Service Company (Washington Water), New Mexico Water Service Company (New Mexico Water), Hawaii Water Service Company, Inc. (Hawaii Water), TWSC, Inc. (Texas Water), CWS Utility Services, and HWS Utility Services LLC. Cal Water, Washington Water, New Mexico Water, and Hawaii Water are regulated public utilities that also provide certain non-regulated services. CWS Utility Services and HWS Utility Services LLC hold non-utility property and provide non-regulated services to private companies and municipalities outside of California. Texas Water is a holding company with regulated and contracted wastewater utilities.
State	Customer Connections	% of Customer Connections	% of Total Consolidated Operating Revenue in 2024
California	499,400	89%	92.2%
Hawaii	6,700	1%	2.3%
Washington	38,300	7%	0.7%
New Mexico	11,400	2%	4.4%
Texas	4,200	1%	0.4%
Our Priorities
We remain laser focused on executing our strategy and serving our customers. Our priorities include:
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Affordable, Excellent Service: Our user-friendly, technology-driven platforms enable clear and effective communication with our customers.

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Employees as Best Advocates: We promote a work environment that is safe, healthy, respectful, and a positive place to grow.

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Enhanced Stockholder Value: We have the infrastructure and strategy to be successful in the long term.

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Public Health and Safety: Our water quality testing, water treatment technologies, and emergency preparedness systems and procedures are best-in-class.

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Sustainability and Community Impact: We are committed to supporting our communities and being a responsible steward of our resources.

California Water Service Group | 2025 Proxy Statement | 4

Fiscal 2024 Financial Highlights
Awards and Recognitions

Named one of “America’s Most Responsible Companies” by Newsweek for fourth consecutive year	Named one of “World’s Most Trustworthy Companies” by Newsweek magazine in 2024 for the second year in a row

Earned the U.S. Environmental Protection Agency’s 2024 WaterSense Excellence in Promoting WaterSense Labeled Products Award	Received recertification as a Great Place to Work® by the Great Place to Work® Institute for the ninth consecutive year
California Water Service Group | 2025 Proxy Statement | 5

Governance Highlights

Effective Board Leadership and
Independent Oversight
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Independent Lead Director with defined responsibilities designated by the independent directors

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Regular scheduled executive sessions led by independent Lead Director at Board meetings

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Regular scheduled executive sessions at committee meetings

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Ongoing review of Board composition and succession planning

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Focus on the diversity of perspectives, backgrounds, experience, skills and attributes that enhance our Board

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Mandatory director retirement at age 75

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Demonstrated commitment to Board refreshment

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All Board members are independent except our Chairman, President & CEO and all committees are composed of independent directors

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Board and committee oversight of strategy and risk

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Board and committee oversight of ESG matters

Overview of Corporate Governance
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Codes of Conduct for Directors, Officers, and Employees

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Annual committee assessments

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Clawback policy for incentive-based compensation aligned with NYSE requirements

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Stock ownership guidelines for executive officers and directors

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Prohibition on short sales, transactions in derivatives, and hedging and pledging of stock by directors and executive officers

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Annual review of Board leadership structure

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Annual review of committee assignments and committee chairs

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Integrated active enterprise risk management

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Annual Board member self-assessments

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Demonstrated commitment to corporate responsibility and sustainability

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Demonstrated commitment to stockholder engagement

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Transparent public policy engagement

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Board and committees may hire outside advisors independent of management

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“Overboarding” limits for directors

Stockholder Rights
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No dual-class common stock structure

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Annual election of all directors

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Majority voting for directors in uncontested elections

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No supermajority voting requirements in governing documents

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Stockholder right at 10% threshold to call a special meeting

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Annual say-on-pay advisory vote

California Water Service Group | 2025 Proxy Statement | 6

Board of Directors
The Group’s director nominees collectively contribute significant experience in the areas we believe to be the most relevant to overseeing the Company’s business and strategy.
Board Diversity
Based on the voluntary self-identification of gender, age, race, and ethnicity by our director nominees, the graphs below represent the diversity of the director nominees.

California Water Service Group | 2025 Proxy Statement | 7

Board Experience/Qualifications/Skills/Attributes
Our Board and Nominating/Corporate Governance Committee regularly evaluate the Board’s composition to enable the Board and the Nominating/Corporate Governance Committee to assess the skills and experience that are currently represented on the Board as a whole, and in individual directors, and to update these skills and experience as necessary in light of Group’s anticipated needs, including its current and future business and operations. Key skills and qualifications of each director nominee that the Board considered important in its decision to nominate or re-nominate that individual to the Board are summarized below. For additional information regarding our director nominees’ qualifications, please refer to their individual biographies provided below.
	Gregory E. Aliff	Shelly M. Esque	Jeffrey Kightlinger	Martin A. Kropelnicki	Thomas M. Krummel, M.D.	Yvonne (Bonnie) A. Maldonado, M.D.	Scott L. Morris	Charles R. Patton	Carol M. Pottenger	Lester A. Snow	Patricia K. Wagner

Senior Leadership
Experience as an executive officer and/or senior leader provides valuable leadership and strategy insights regarding risk management, operations, succession planning, and long-term value creation.

Public Company Board
Prior service on other public company boards provides valuable experience with board dynamics, corporate governance, risk oversight, executive compensation, and stockholder relations.

Human Capital Management Experience managing and developing large workforces provides insight into employee recruitment, training, retention and development, engagement, workplace safety, and culture.

Sustainability, Governmental, Public Policy
Experience with environmental and other sustainability policies, working with government agencies, or working within the public policy and regulatory processes provides valuable insight into strategy, emerging issues, compliance, and risk oversight.

California Water Service Group | 2025 Proxy Statement | 8

	Gregory E. Aliff	Shelly M. Esque	Jeffrey Kightlinger	Martin A. Kropelnicki	Thomas M. Krummel, M.D.	Yvonne (Bonnie) A. Maldonado, M.D.	Scott L. Morris	Charles R. Patton	Carol M. Pottenger	Lester A. Snow	Patricia K. Wagner
Health and Human Services Experience in health and human services provides valuable insight into safety-related programs and performance and customer risks associated with water quality.

Cybersecurity
Experience with cybersecurity, technology and enterprise innovation provides valuable insight into the Company’s information technology programs, policies and procedures, strategy, and emerging threats and risks.

Financial/Capital Allocation Experience with complex financial management and financial reporting processes provides valuable insight in oversight of financial reporting and capital allocation.

Industry
Experience in the water and utility industries provide the Board with valuable insight into the unique operating, regulatory, and competitive environment of the utility industry and related risks

Other Current Public Boards	1						2	2			2
Age	71	64	65	58	73	69	67	65	70	73	62
Tenure	10	7	2	12	15	4	6	2	8	14	6
California Water Service Group | 2025 Proxy Statement | 9

Board Independence

Scott L. Morris Independent Lead Director	10 of 11 Independent Director Nominees

ALL Independent Board Committees	75 Mandatory Retirement Age
Board Tenure
Stockholder Engagement and Responsiveness
Our management and Board value the views of our stockholders and believe that maintaining an active dialogue with them is important to our commitment to enhance long-term stockholder value. For fiscal year 2024, we received 96% of the votes cast on the Say-on-Pay advisory vote taken at the 2024 Annual Meeting of Stockholders.
During fiscal 2024, we met with several of our largest investors representing approximately 22% of our total outstanding shares. We also participated in meetings with stockholders that were not among our top 25 that expressed an interest in engaging with us. Our stockholder engagement activities included participation primarily from our senior leadership and Investor Relations team and covered topics including strategy, corporate governance, Board oversight, executive compensation, human capital management, board and leadership refreshment, as well as sustainability efforts, like our GHG emissions reduction targets and reporting. We also engaged various stakeholders including regulators, proxy advisory firms, credit rating agencies, ESG rating firms, and subject matter experts.
California Water Service Group | 2025 Proxy Statement | 10

We engage with stockholders and others through multiple mediums, including quarterly investor calls and other investor-led conferences and presentations, Group-hosted investor meetings, both in-person and virtual, our virtual annual meeting of stockholders, as well as with our periodic reporting and disclosures.
As illustrated in the table below, our Board has been responsive to stockholder feedback. Over the past several years, we have made numerous changes to our governance and executive compensation programs and related disclosures based on feedback from our stockholders and our annual review of market practices.

Governance and Executive Compensation Changes

Governance
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Formed the Enterprise Risk Management, Safety, and Security Committee of the Board

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Environmental, social, and governance (ESG) items are overseen by the Nominating/Corporate Governance Committee

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Adopted four new policies: Environmental Sustainability; Diversity, Equality, and Inclusion; Political Engagement; and Human Rights

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Intend to publish our 2024 Sustainability report in May 2025 with disclosure aligned with the Sustainability Accounting Standards Board (SASB) Water Utilities & Services Industry Standards and the recommendations of the Task Force on Climate-related Financial Disclosures as well as in reference to Global Reporting Initiative (GRI) standards

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Included a critical ESG metric in the 2022, 2023, and 2024 long-term at-risk compensation program for the three-year performance periods 2022-2024, 2023-2025, and 2024-2026

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Set absolute, science-aligned Scope 1 and Scope 2 emissions reduction targets in 2024

Compensation
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Continued emphasis on long-term performance-based equity awards

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Modified the performance criteria used for long-term and short-term at-risk compensation programs

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Revised the methodologies used to determine our Supplemental Executive Retirement Plan’s (SERP) actuarial assumptions and amended the plan, increasing the plan’s unreduced retirement age from 60 to 65

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Conducted an independent, third-party review of:

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Our Chairman, President and CEO’s compensation plan

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Our executive short-term and long-term at-risk compensation programs

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Our proxy peer group

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Updated our peer group to reflect industry changes

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Adopted clawback policy for incentive-based compensation aligned with NYSE requirements

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE HIGHLIGHTS
As a company, we have always stood for “doing the right thing.” We strive to make the world a better place and take pride in our long-standing efforts to provide a sustainable supply of safe water at affordable rates, be responsible stewards of the environment, invest in and give back to our communities, foster a positive and enriching work environment for our employees, and maintain high ethical standards. This commitment is instilled in our shared purpose, which is to enhance the quality of life for our customers, communities, employees, and stockholders.
Our Approach to Environmental, Social, and Governance (ESG)
We are dedicated to understanding and leveraging the interdependence of ESG interests and critical aspects of our operations. We are proud of our contributions to improving resiliency and building a sustainable future. We aim to integrate our commitment to protecting public health and the planet, caring for people, and operating with the utmost integrity into the fabric of our daily business activities. We believe this will support the long-term resilience
California Water Service Group | 2025 Proxy Statement | 11

of our Company, our communities, and our planet. We undertook a formal materiality assessment in 2020 to identify the ESG topics most important to our business and to our stakeholders. The assessment included researching the landscape of ESG topics, mapping impacts to our value chain, seeking internal and external stakeholder feedback, and validating our findings with company leadership. The results of the materiality assessment, shown below, directly informed our broader ESG program and priorities, including ESG reporting and disclosure, objective-setting, integration with our corporate strategy, and internal and external stakeholder engagement efforts. In 2025, we plan to update our ESG materiality assessment.
Highest Priority	Higher Priority	High Priority

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Climate Change, Strategic Planning, and Risk Management

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Cybersecurity and Data Privacy

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Public Health, Drinking Water Quality and Customer Safety

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Emergency Preparedness and Response

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End-Use Conservation

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Public Policy and Political Involvement

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Stakeholder Engagement and Public Participation

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Water Affordability and Access

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Water Supply Resilience and Wild Fire Hardening

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Water System Sustainability and Efficiency

• Corporate Governance • Diversity, Equality, and Inclusion • Energy and Emissions • Ethics • Philanthropy and Volunteerism • Talent Attraction and Retention
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Compensation, Benefits, and Employee Well-Being

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Customer Service

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Environmental Management, Compliance, and Stewardship

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Labor Relations and Management

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Training and Development

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Responsible Sourcing

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Workplace Health and Safety

Our ESG objectives, informed by these topics, reflect our efforts to drive accountability, establish milestones, and measure progress. These objectives complement a range of other ongoing initiatives we have in place to manage environmental and social issues across our business. In 2024, we made progress toward our objectives, as discussed below and in more detail in our 2024 Sustainability Report, which we intend to make available in May 2025.
Our Enterprise Risk Management (ERM) program supports our efforts to effectively mitigate ESG risks by incorporating material ESG topics into our ERM process. Our material ESG topics are closely aligned with the enterprise risks we monitor through our ERM program. In fact, there is an approximate 85% overlap between our primary and secondary ERM risks and our material ESG topics. During our ERM review process each year, we analyze new and existing risks and develop and revise the mitigation controls. We also review and update the mapping across ERM and ESG areas and strive to integrate new and emerging ESG-related risks into our risk assessments and mitigation controls as appropriate.
For more information on our formal ESG governance structure, please refer to “Board Oversight of Risks Related to Environmental, Social Responsibility, and Governance Matters” in this Proxy Statement. Additional information on this topic is available in our latest sustainability report at www.calwatergroup.com. We expect to publish our 2024 Sustainability Report and 2024 Sustainability Analyst Download in May 2025.
Annual Sustainability Report
Our annual sustainability reports and other relevant documents, like our CDP Climate Change questionnaire response, are available at www.calwatergroup.com. Our annual sustainability reports align with the Sustainability Accounting Standards Board (SASB) Water Utilities and Services Industry Standard, leverage the guidance of the Task Force on Climate-related Financial Disclosures (TCFD), and reference the 2021 Global Reporting Initiative (GRI)
California Water Service Group | 2025 Proxy Statement | 12

Universal Standards. We expect to publish our 2024 Sustainability Report and 2024 Sustainability Analyst Download, covering our activities from January 1, 2024 to December 31, 2024, in May 2025. Web links are provided throughout this Proxy Statement for convenience and are inactive textual references only. The content on the referenced websites does not constitute a part of, and is not incorporated by reference into, this Proxy Statement.
Performance Highlights
Protecting Our Planet
Our mission as a leader in the water utility industry requires us to deliver — and steward — the planet’s most precious resource. In our increasingly changing and interconnected world impacted by climate change, a global pandemic, social tensions, and technological innovations, it is more important than ever to build sustainability and resilience into everything we do.
Our climate change strategy, approved by the Board of Directors in 2021, aims to address the impacts of climate-related risks through mitigation and adaptation. The strategy includes the five core elements: (i) reduce Group and value chain contributions to climate change by striving to minimize our Greenhouse Gas (GHG) emissions footprint, working to reduce water consumption, and continuing to advance our value chain GHG emissions inventory, (ii) plan for potential climate change impacts on our business through adaptive planning pathways that develop timeframes and triggers for implementing projects while maintaining the flexibility to respond to changing climate, financial, and regulatory circumstances, (iii) ramp up collaboration and advocacy by engaging extensively with regulators, policymakers, customers and communities, and industry associations on climate priorities, (iv) set time-bound goals as detailed below, and (v) continue to mature disclosures by enhancing our data collection process and our climate change-related reporting.

Our Objectives	Our Progress

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Reduce absolute Scope 1 and 2 emissions by 63% by 2035 from a 2021 base year

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Reduce water production-related Scope 1 and 2 GHG emissions per unit of water produced (i.e., sourced) by 60% by 2035 from a 2021 base year

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By 2033, invest no less than $5 million in emissions-reducing energy solutions, such as renewables and low-carbon energy sources

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Purchase 100% zero-emission passenger vehicles in California by 2035

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By 2035, increase the use of recycled water in our operations by no less than 5% of total water supply to customers

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Meet the water-use targets mandated by the State of California for each district, effective in 2027

•
In 2024, we spent almost $3 million on emission-reducing energy solutions, such as LED lighting retrofits, EV charger installations, and new HVAC controls. We have almost $1 million in planned spending as we pursue projects like onsite solar contracts, which we aim to begin installing in 2025

•
In 2024, we completed a fleet standard for management vehicles and a study to evaluate our infrastructure needs for charging. We also developed a roadmap to replace older vehicles with EVs and hybrids

•
In 2024, 2.5% of water delivered to customers was recycled

•
We have completed a compliance assessment and are implementing our plan to meet California’s 2027 water-use targets

Serving Our Customers and Communities
Safe, high-quality water service is critical to the health and well-being of our customers. In providing it, we also seek ways to promote its affordability, improve service, strengthen security, and prepare for emergencies. California Water Service Group is also committed to partnering with organizations that make a real difference in the communities we serve.
California Water Service Group | 2025 Proxy Statement | 13

Affordable, Excellent Service

100% compliance with the Federal Safe Drinking Water Act (SDWA) and applicable state water quality standards across the company, with zero primary or secondary violations	23 Community Emergency Operations Center (EOC) training events completed across our operations to better prepare us and our communities for enhanced coordination and resilience during emergency events

$99,000 donated for college scholarships in 2024	$175,000 donated through our annual Firefighter Grant Program and $100,000 donated to support those affected by the Los Angeles wildfires
Engaging Our Workforce
Our more than 1,200 employees help California Water Service Group serve more than 500 communities across five states. To develop a workforce that performs at the highest levels and reflects the communities that we serve, we have made significant investments in hiring, training, engagement, and safety. We regularly update our human resources policies and processes to contribute to a stronger workforce, reflect our dedication to equal opportunity, diversity, and inclusion, and improve retention and satisfaction.
As part of our commitment to diversity and equality, our policy has been and continues to be to maintain a zero-tolerance approach to discrimination, harassment, and retaliation. We seek to provide equal opportunity regardless of age, sex, race, ethnicity, ancestry, religion, creed, citizenship status, disability, national origin, marital status, military status, sexual orientation, gender identity, socio- economic status, or any other characteristic protected by law or any other non-job-related factor or activity. Our public Diversity, Equality, and Inclusion Policy outlines our commitments to this topic and additional information, including data regarding the diversity of employees based on voluntary self-identification, will be available in our 2024 Sustainability Report, which is scheduled to be published in May 2025.
California Water Service Group | 2025 Proxy Statement | 14

Employees as Our Best Advocates

Workplace and Employee Safety
•
Maintenance of an Illness and Injury Prevention Plan that incorporates over 30 internal programs, procedures, and policies related to health and safety

•
Development of local safety committees to promote safe practices through performing job safety analyses and increasing awareness of safety guidelines

•
Performance of job safety analyses to help identify potential hazards, record trends in our compliance, and promote safe practices

•
Implementation of a Stop Work Authority Program, as well as a policy to prohibit punishment or retribution for exercising Stop Work Authority

•
Providing safety training to improve employee safety and risk awareness and preparation, as well as specialized training relevant to specific teams and/or roles based on their exposure to safety risks

Diversity, Equality, and Inclusion
To support diverse recruitment, equal employment opportunities and develop broader outreach to expand the pool of potential talent, we work to:
•
Leverage targeted job boards and job fairs and partner with local community colleges

•
Enhance our hiring selection process by providing more diverse panels of interviewers and training our teams to prevent bias during the selection process

•
Periodically analyze pay equity for diversity factors, including gender, within our business

•
Factor diversity into our selection of high-potential leaders in our leadership development program

•
Enhance inclusion throughout the Company, by providing annual training including sexual harassment prevention in the workplace and an annual training on unconscious bias

Human Capital Management
To attract, retain, and develop the best talent, we believe we provide competitive benefits, engage our employees to foster supportive environments, and develop their capabilities and expertise.
•
We believe we offer competitive benefits for employees including a defined benefit pension plan; a choice of healthcare plans; an Employee Assistance Program that provides mental health, childcare, and eldercare resources; our Critical Incident Response Management (CIRM) program that offers peer-to-peer emotional support for employees who have experienced stress, loss, grief, change, or other traumatic events; and financial wellness education, including planning tools and investment advisory services

•
We maintain a Leave of Absence Policy that provides parental leave in line with the Family Medical Leave Act (FMLA)

•
We work to promote consistency in our leadership training for employees

•
Each year, we employ two surveys to assess employee satisfaction and engagement and share results with our officer team to help identify opportunities to enhance our performance

•
Our 18-month-long Future Leaders of Water (FLOW) program offers select high-potential leaders an opportunity to improve leadership skills

•
Our policy is to respect the right to freedom of association and collective bargaining, and we partner with our unions and seek to foster opportunities for career development and provide applicable safety and functional training

California Water Service Group | 2025 Proxy Statement | 15

Governing with Integrity
California Water Service Group’s mission is to be a leading provider of sustainable water and wastewater services — and that starts with integrity as a core value. We hold our Board, employees, and suppliers to high ethical standards and follow best practices as we advocate for the interests of our customers, communities, employees, and future generations.

Governance Highlights

Four years as one of “America’s Most Responsible Companies” and 1 of only 5 water utilities selected as one of the “World’s Most Trustworthy Companies” recognized by Newsweek thanks to Group’s sustainability and corporate citizenship efforts

50+ individual committee or full Board meetings in which ESG-related matters were discussed, addressing more than 10 specific topics within Group’s ESG strategy, such as water supply, climate change, affordability, emergency preparedness, and cybersecurity

36% gender diversity and 18% racial/ethnic diversity on the Board of Directors: 4 women, 7 men, and 2 racially/ethnically diverse directors of 11 directors
Additional Corporate Governance Information Available
Our corporate webpage includes the following:
•
California Water Service Group Bylaws

•
Corporate Governance Guidelines

•
Audit Committee Charter

•
Organization and Compensation Committee Charter

•
Finance and Capital Investment Committee Charter

•
Nominating/Corporate Governance Committee Charter

•
Enterprise Risk Management, Safety, and Security Committee Charter

•
Code of Business Conduct and Ethics Policy of the Board of Directors

•
Business Code of Conduct for Officers and Employees

•
Supplier Code of Conduct

•
Sustainability Reports

•
Annual Supplier Diversity Reports

•
Environmental Sustainability Policy

•
Diversity, Equality, and Inclusion Policy

•
Human Rights Policy

•
Political Engagement Policy

•
Commitment to Providing Excellent, Affordable Service and High-Quality Water to All Customers

•
Information Regarding Reporting of Financial, Audit, and Security Law Matters

California Water Service Group | 2025 Proxy Statement | 16

Corporate Governance Matters
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors unanimously recommends that you vote “FOR” the election of each of the following nominees.
The Nominating/Corporate Governance Committee assesses the composition of and criteria for membership on the Board and its committees on an ongoing basis in consideration of our current and future business and operations. In fulfilling this responsibility, the Nominating/Corporate Governance Committee takes a long-term view and seeks a variety of occupational and personal backgrounds on the Board to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board as a group.
The Nominating/Corporate Governance Committee considers a variety of factors, including our long-term strategy, the skills and experiences that directors provide to the Board (including in the context of our business strategy), the performance of the Board and the organization, the Board’s director retirement policy, the Board’s view that a balanced and effective board should include members across a continuum of tenure, and the belief that valuable insights can be gained from diversity of gender, race, ethnic and national background, geography, age, and sexual orientation. The Board assesses its effectiveness in this regard as part of the annual board and director evaluation process. As a result of these long-term strategic assessments, the Nominating/Corporate Governance Committee has articulated a set of principles on board composition, which include:
Board Composition
Board Skills	Our Board is composed of a collective set of skills to address corporate challenges, especially in the areas of business strategy, financial performance, utility regulation, risk management, cybersecurity, technology and enterprise innovation, and executive talent and leadership, and should evolve with the organization’s business strategy.
Industry Experience	Our Board seeks and retains members with industry experience, including water, utility, and technology, that align with our long-term strategy; recognizes the utility industry is complex; and understands the importance of having directors who have experienced challenging business cycles and can share their knowledge.
Diversity	Our Board is comprised of members who demonstrate a diversity of thought, perspectives, skills, backgrounds, experiences, and independence and has a goal of identifying candidates that can contribute to that diversity in a variety of ways, including ethnically and gender diverse candidates.
Tenure	Our Board retains members across the director tenure spectrum to promote effective oversight and embrace innovation, as well as a changing market and customer expectations.
Board Size	Our Board considers the appropriate size of the board in relation to promoting active engagement, open discussion, effective risk management, and productive dialogue with management; continuously assesses the bench of successors for Board leadership positions in both expected and unexpected departure scenarios.
California Water Service Group | 2025 Proxy Statement | 17

Director Nomination Process
The Nominating/Corporate Governance Committee’s regular evaluation of the composition of, and criteria for membership on, the Board is ongoing. This evaluation includes an annual review of committee assignments, committee chairs, committee effectiveness, and director succession planning. Incumbent directors eligible for re-election, nominees to fill vacancies on the Board, and any nominees recommended by stockholders all undergo a review by the Committee.
Through a variety of sources, the Nominating/Corporate Governance Committee identifies new director nominees and will consider director nominees recommended by stockholders in the same manner it considers other nominees. This process is described in the following section. Stockholders seeking to recommend nominees for consideration by the Nominating/Corporate Governance Committee should submit a recommendation in writing describing the nominee’s qualifications and other relevant biographical information, together with confirmation of the nominee’s consent to serve as a director. Please submit this information to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.
Stockholders may also nominate directors by adhering to the advance notice procedure described under “Questions and Answers About the Proxy Materials and the Annual Meeting — How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders’ meeting?” in this Proxy Statement.
California Water Service Group | 2025 Proxy Statement | 18

Director Criteria
Our Board believes our directors should possess a combination of skills, professional experience, and a diversity of backgrounds necessary to oversee our business. Also, the Board believes every director should possess certain attributes as reflected in the Board’s membership criteria.
The Nominating/Corporate Governance Committee’s charter requires that as part of the search process for each new candidate, the Committee will actively seek out diverse candidates to expand the pool from which candidates ultimately are selected based on merit. The Committee focuses on the development of a Board composed of directors that meet the criteria set forth below. The Board and Nominating/Corporate Governance Committee do not assign specific weights to any single criterion, and no particular criterion is necessarily applied to all directors or director candidates.
Director Criteria
Personal Characteristics
•
High personal and professional ethics, integrity and honesty, good character, and sound judgment

•
Independence and absence of any actual or perceived conflicts of interest

•
The ability to be an independent thinker

Commitment to the Organization
•
A willingness to put in the time and energy to satisfy the requirements of Board and committee membership, including attendance and participation in Board and committee meetings of which they are a member and the annual meeting of stockholders, and be available to management to provide advice and counsel

•
Possess, or be willing to develop, a broad knowledge of critical issues facing the organization

Diversity	• Diversity, including the candidate’s professional and personal experience, background, perspective, and viewpoint, as well as the candidate’s gender and ethnicity
Skills and Experience
•
Value derived from each nominee’s skills, qualifications, experience, and ability to impact long-term strategic objectives

•
Educational background

•
Substantial tenure and experience in leadership roles

•
Business and financial experience

•
Understanding the intricacies of a public utility

•
Experience in risk management

•
Additionally, Section 2.9 of our bylaws contains requirements that a person must meet to avoid conflicts of interest that would disqualify that person from serving as a director

Retirement Age of Directors
•
We have established a mandatory retirement age for all directors. All directors must retire no later than the Annual Meeting that follows the date of the director’s 75th birthday. Additionally, an employee director must retire as an employee no later than the Annual Meeting that follows the date of his or her 70th birthday but may remain on the Board at the discretion of the Board of Directors.

California Water Service Group | 2025 Proxy Statement | 19

Director Nominees
Upon the recommendation of the Nominating/Corporate Governance Committee, our Board has nominated for election at the 2025 Annual Meeting of Stockholders a slate of eleven director nominees. All of the nominees were most recently elected by stockholders at the 2024 Annual Meeting. All directors are elected annually to serve until the next Annual Meeting and until their respective successors are elected.
Gregory E. Aliff Former Vice Chairman & Senior Partner of U.S. Energy & Resources, Deloitte LLP Independent Age: 71 Director Since 2015
Committees:
•
Chair, Audit

•
Finance and Capital Investment

•
Enterprise Risk Management, Safety, and Security

Public Board Directorships:
Current:
•
New Jersey Resources Corp

Previous:
•
SCANA Corporation

Skills and Experience Relevant to Group
As a former auditor and senior leader of one of the largest public accounting firms in the world, Mr. Aliff brings extensive accounting, auditing, and financial reporting experience to the Board, with specific expertise in both the public utility and energy and resources industries. He has in-depth experience in strategy, enterprise risk management, and regulatory affairs from his many years providing professional services to numerous major utilities. Mr. Aliff’s deep understanding of public utility markets and the breadth of experience he has gained from working with public companies make him a valuable resource to the Board.
Career Highlights
•
Vice Chairman and Senior Partner, US Energy and Resources, Deloitte LLP (2002 to 2013)

•
Vice Chairman and Senior Partner, US Sustainability Services (focused on industrial and commercial water and energy management), Deloitte LLP (2012 to 2015)

Other Positions
•
Former board member, several non-profit organizations

Education
Mr. Aliff earned his Bachelor of Science in accounting and his Master of Business Administration from Virginia Tech. He is a Certified Public Accountant and a designated Board Leadership Fellow of the National Association of Corporate Directors (NACD). He also holds a CERT Certificate in Cybersecurity Oversight from NACD.

Skills Senior Leadership Public Company Board Human Capital Management Cybersecurity Financial/Capital Allocation Industry Sustainability, Governmental, Public Policy Experience
California Water Service Group | 2025 Proxy Statement | 20

Shelly M. Esque Former Vice President and Global Director of Corporate Affairs, Intel Corporation Independent Age: 64 Director Since 2018	Committees: • Nominating/Corporate Governance • Enterprise Risk Management, Safety, and Security
Skills and Experience Relevant to Group
Ms. Esque’s strong understanding of corporate social responsibility, education, media relations, and government and community affairs makes her a valuable resource to the Board.
Career Highlights
•
Vice President and Global Director of Corporate Affairs (focused on corporate social responsibility, community, education, foundation, and government relations worldwide), Intel Corporation (until her retirement in 2016)

•
Former President and Chair, Intel Foundation

•
Received the Greater Phoenix Chamber of Commerce 2011 ATHENA Businesswoman of the Year Award for excellence in business and leadership, exemplary community service, and support and mentorship of other women

•
Recognized by AZ Business Magazine as one of the 50 Most Influential Women in Arizona

Other Positions
•
Board member, Basis Charter Schools

•
Board member, Boyce Thompson Arboretum

Skills Senior Leadership Human Capital Management Sustainability, Governmental, Public Policy Experience
California Water Service Group | 2025 Proxy Statement | 21

Jeffrey Kightlinger Principal and Owner, Acequia Consulting Independent Age: 65 Director Since 2023	Committees: • Audit • Enterprise Risk Management, Safety, and Security
Skills and Experience Relevant to Group
Mr. Kightlinger brings to the Board a deep understanding and experience of water supply management, natural resource management, and sustainability. His experience as a leader in resolving complex water and environmental issues brings valuable perspective to the Board.
Career Highlights
•
Principal and Owner, Acequia Consulting, LLC, a provider of strategic advice on Colorado River issues, natural resources, water and energy issues (2022 to present)

•
Interim General Manager, City of Pasadena’s Water and Power Department (2021 to 2022)

•
Chief Executive Officer, Metropolitan Water District of Southern California, the largest municipal water supplier in the United States (2006 to 2021)

•
General Counsel, Metropolitan Water District of Southern California (2002 to 2006)

•
Deputy General Counsel and Assistant General Counsel, Metropolitan Water District of Southern California (1995 to 2002)

Other Positions
•
Board member, Coro Foundation

•
Board member, USC Price School of Public Policy

•
Member, UCLA Sustainability Advisory Board

•
Board member, Climate Action Reserve

•
Board member, California Foundation on the Environment and the Economy

•
Board member, Los Angeles Economic Development Council

•
Board member, Los Angeles Area Chamber of Commerce

Education
Mr. Kightlinger earned his undergraduate degree from the University of California at Berkeley and a law degree from Santa Clara University.

Skills Senior Leadership Human Capital Management Sustainability, Governmental, Public Policy Experience Cybersecurity Financial/Capital Allocation Industry
California Water Service Group | 2025 Proxy Statement | 22

Martin A. Kropelnicki Chairman, President & CEO, California Water Service Group Age: 58 Director Since 2013	Skills Senior Leadership Public Company Board Human Capital Management Sustainability, Governmental, Public Policy Experience Cybersecurity Financial/Capital Allocation Industry
Skills and Experience Relevant to Group
Mr. Kropelnicki is well positioned to lead the Group’s management team and give guidance and perspective to the Board. His experience as the former CFO of the Group provides expertise in both corporate leadership and financial management, and his management experience enables him to offer valuable perspectives on our strategic planning, rate making, and budgeting, along with operational and financial reporting. He has over 34 years of experience in finance and operations, including 15-plus years as CFO at publicly listed companies.
Career Highlights
•
Chairman, President & CEO, California Water Service Group (2023 to present)

•
President and CEO, California Water Service Group (2013 to 2023)

•
President and COO, California Water Service Group (2012 to 2013)

•
Vice President, Chief Financial Officer and Treasurer, California Water Service Group (2006 to 2012)

•
Awarded United States Navy Memorial’s Naval Heritage Award (2016)

Other Positions
•
Chair, National Association of Water Companies (NAWC)

•
Member, NAWC Board of Directors and Executive Committee

•
•
Director and Executive Committee Member, Bay Area Council

•
Member, California Foundation on the Environment & Economy

•
Member, Silicon Valley Leadership Group

Education
Mr. Kropelnicki holds a Bachelor of Arts and Master of Arts in economics from San Jose State University.

California Water Service Group | 2025 Proxy Statement | 23

Thomas M. Krummel, M.D. Emile Holman and Chair Emeritus, Department of Surgery, Stanford University School of Medicine Independent Age: 73 Director Since 2010	Board Committees: • Chair, Organization and Compensation • Nominating/Corporate Governance Public Board Directorships: Previous: • Procept BioRobotics Corporation
Skills and Experience Relevant to Group
Dr. Krummel brings to the Board experience in professional training and development as well as a familiarity with medical, public health, and science issues. He offers the Board unique insight on public health matters, including healthcare policy and legislation, drinking water quality, and employee health.
Career Highlights
•
Emile Holman Professor and Chair Emeritus of the Department of Surgery, Stanford University School of Medicine

•
Former Co-Director, Stanford Biodesign program

•
Honored with the William E. Ladd Medal by the American Academy of Pediatrics, the Albion Walter Hewlett Award by the Stanford Department of Medicine, the Henry J. Kaiser Family Foundation Award for Excellence in Clinical Teaching, the John Austin Collins, M.D. Memorial Award for Outstanding Teaching and Dedication to Resident Training, and the Lucile Packard Children’s Hospital Recognition of Service Excellence

Other Positions
•
Chair of the board, Fogarty Innovation

•
Venture partner, Santé Ventures

Skills Senior Leadership Public Company Board Sustainability, Governmental, Public Policy Experience Human Capital Management Health and Human Services Financial/Capital Allocation
California Water Service Group | 2025 Proxy Statement | 24

Yvonne (Bonnie) A. Maldonado, M.D.
Professor of Global Health and Infectious Diseases, Departments of Pediatrics and Epidemiology and Population Health, Stanford University
Independent
Age: 69
Director Since 2021
Board Committees: • Nominating/Corporate Governance • Enterprise Risk Management, Safety, and Security
Skills and Experience Relevant to Group
Nationally and internationally renowned for her knowledge, research, and expertise in infectious and vaccine-preventable disease control and international health, Dr. Maldonado has led studies and investigations funded by the United States, CDC, WHO, NIH, and Gates Foundation worldwide on HIV, polio, and measles. Dr. Maldonado brings a unique perspective and valuable insight to the Board.
Career Highlights
•
Pediatric Infectious Diseases Epidemiologist, Stanford University School of Medicine

•
Medical Director, Infection Prevention and Control, Stanford

•
Attending Physician, Packard Children’s Hospital at Stanford

•
Professor in the Departments of Pediatrics and Health Research and Policy, chief of the Division of Infectious Diseases, director of Global Child Health, and senior associate dean for faculty development and diversity, Stanford

Other Positions
•
Chair, American Academy of Pediatrics Committee on Infectious Diseases

•
Board member, Lucile Packard Foundation for Children’s Health

•
Member, various medical associations and committees

Skills Senior Leadership Human Capital Management Sustainability, Governmental, Public Policy Experience Health and Human Services
California Water Service Group | 2025 Proxy Statement | 25

Scott L. Morris Chairman, Avista Corporation Independent Age: 67 Director Since 2019
Lead Independent Director
Committees:
•
Chair, Nominating/
Corporate Governance

•
Organization and Compensation

Public Board Directorships:
Current:
•
Avista Corporation

•
Iron Horse Acquisitions

Skills and Experience Relevant to Group
Mr. Morris brings to the Board a deep knowledge and understanding of the utility industry, having spent his entire career in the industry. As a former senior executive, he also contributes senior leadership experience and valuable perspectives on strategy, operations, and business management.
Career Highlights
•
Chairman, Avista Corporation, a publicly traded electrical and natural gas utility serving customers primarily in the Pacific Northwest (2008 to present)

•
CEO, Avista Corporation (2008 to 2019)

•
President, Avista Corporation (2008 to 2018)

•
President and Chief Operating Officer, Avista Corporation (2006 to 2007)

•
Various positions, including management positions in construction and customer service and management of the company’s Oregon utility business, Avista Corporation (1981 to 2006)

Other Positions
•
Board member, McKinstry Co., LLC

•
Board member, Iron Horse Capital

•
Trustee Emeritus, Gonzaga University

•
Board member, Idaho Chapter of the Nature Conservancy

•
Former member, various Spokane non-profit and economic development boards

Education
Mr. Morris is a graduate of Gonzaga University where he received his master’s degree in organizational leadership. He also attended the Stanford Business School Financial Management Program and the Kidder Peabody School of Financial Management.

Skills Senior Leadership Public Company Board Human Capital Management Sustainability, Governmental, Public Policy Experience Cybersecurity Financial/Capital Allocation Industry
California Water Service Group | 2025 Proxy Statement | 26

Charles R. Patton Former Executive Vice President, External Affairs, American Electric Power Company, Inc. Independent Age: 65 Director Since 2023	Committees: • Audit • Finance and Capital Investment Public Board Directorships: Current: • Ameresco, Inc. • Centuri Previous: • Sterling Infrastructure, Inc.
Skills and Experience Relevant to Group
Mr. Patton’s extensive knowledge and senior leadership experience in the utility industry brings valuable resources to the Board.
Career Highlights
•
Executive Vice President, External Affairs, American Electric Power Company, Inc. (AEP), an electric utility organization that serves customers across 11 states (focused on customer service, regulatory affairs, communications, federal public policy, sustainability, and compliance with North American Reliability Corporation requirements) (2017 to 2022)

•
Former President and COO, AEP Texas and Appalachian Power, subsidiaries of AEP

•
Former Company Liaison, United States Energy Association

Other Positions
•
Former Chairman of the Board, Association of Electric Companies of Texas

•
Former Chairman of the Board, Texas Taxpayers and Research Association

•
Former board member, Federal Reserve Bank of Richmond

•
Former board member, Corpus Christi Regional Economic Development Corporation

Education
Mr. Patton holds a bachelor’s degree from Bowdoin College in Brunswick, Maine, and a Master’s Degree from the Lyndon B. Johnson School of Public Policy at the University of Texas at Austin.

Skills Senior Leadership Public Company Board Human Capital Management Sustainability, Governmental, Public Policy Experience Industry Financial/Capital Allocation
California Water Service Group | 2025 Proxy Statement | 27

Carol M. Pottenger Principal and Owner, CMP Global and Vice Admiral, U.S. Navy (Ret.) Independent Age: 70	Committees: • Enterprise Risk Management, Safety, and Security • Finance and Capital Investment • Nominating/Corporate Governance
Skills and Experience Relevant to Group
Ms. Pottenger brings unique experience to the Board, ranging from operations to technology to risk management.
Career Highlights
•
Principal and Owner, CMP Global, LLC, a provider of consulting services in business development, process improvement, corporate governance, strategic planning, and cyber and information systems (2014 to present)

•
Various positions, including three-star Admiral and U.S. Flag Officer (responsible for military transformation and sensitive military topics such as counterterrorism and cybersecurity and the first female three-star Admiral in American history to lead in a combat branch), U.S. Navy (until 2013)

Other Positions
•
Board member, U.S. Navy Memorial Foundation in Washington, D.C.

•
Board member, PricewaterhouseCoopers LLP Board of Partners and Principals

•
Board member, Serco North America

•
Board member, Advanced Technology International

Education
Ms. Pottenger is a graduate of Purdue University in Lafayette, Indiana.

Skills Senior Leadership Human Capital Management Sustainability, Governmental, Public Policy Experience Cybersecurity Financial/Capital Allocation Industry
California Water Service Group | 2025 Proxy Statement | 28

Lester A. Snow Former Secretary, California Natural Resources Agency Independent Age: 73 Director Since 2011	Committees: • Chair, Enterprise Risk Management, Safety, and Security • Finance and Capital Investment • Organization and Compensation
Skills and Experience Relevant to Group
Mr. Snow brings more than 40 years of water and natural resource management experience to the Board. His distinguished public service career enables him to assist the Board in addressing water and environmental issues as well as regulatory and public policy matters. Mr. Snow’s executive experience in the public sector provides the Board with critical insight on a variety of operational and financial matters.
Career Highlights
•
Former Secretary, California Natural Resources Agency

•
Former Director, California Department of Water Resources

•
Former Regional Director, U.S. Bureau of Reclamation

•
Former Executive Director, CALFED Bay Delta Program

•
Former General Manager, San Diego County Water Authority

•
Former Executive Director, California Water Foundation, an initiative of the Resources Legacy Fund

Other Positions
•
Director, Klamath River Renewal Corporation

Education
Mr. Snow holds a Master of Science Degree in water resources administration from the University of Arizona and a Bachelor of Science in earth sciences from Pennsylvania State University.

Skills Senior Leadership Human Capital Management Sustainability, Governmental, Public Policy Experience Industry
California Water Service Group | 2025 Proxy Statement | 29

Patricia K. Wagner Former Group President, U.S. Utilities, Sempra Energy Independent Age: 62 Director Since 2019
Committees:
•
Chair, Finance and Capital Investment

•
Audit

•
Organization and Compensation

Public Board Directorships:
Current:
•
Apogee Enterprises

•
Primoris Services Corporation

Previous:
•
SoCalGas

Skills and Experience Relevant to Group
Ms. Wagner has immense working knowledge and familiarity with the California regulatory environment and the California Public Utilities Commission. Her deep understanding of regulatory affairs and experience working for an investor-owned utility make her a valuable asset to the Group. She also brings valuable accounting and finance, senior leadership, and operational experience to the Board.
Career Highlights
•
Group President, U.S. Utilities, Sempra Energy, an energy-services holding company whose subsidiaries include San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company (SoCalGas), both California regulated utilities, as well as other companies operating in the electric and gas infrastructure business (2018 to 2019)

•
Chairman and Chief Executive Officer, SoCalGas, one of the largest natural gas utilities in the country (2017 to 2018)

•
President and Chief Executive Officer, Sempra U.S. Gas & Power (2014 to 2016)

•
Various leadership positions, Sempra Energy, SoCalGas, and SDG&E

Education
Ms. Wagner earned her Master of Business Administration from Pepperdine University and her bachelor’s degree in chemical engineering from California State Polytechnic University, Pomona.

Skills Senior Leadership Public Company Board Human Capital Management Sustainability, Governmental, Public Policy Experience Cybersecurity Financial/Capital Allocation Industry
California Water Service Group | 2025 Proxy Statement | 30

Corporate Governance Practices
We are committed to objective, independent leadership on our Board and each of its committees. In addition, our Board believes the active, objective, and independent oversight of management is central to effective Board governance and serves the best interests of all stakeholders, including customers, stockholders, regulators, suppliers, associates, and the general public.
Specifically, our Board has adopted Corporate Governance Guidelines comprised of rigorous governance practices and procedures. To maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership, and effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enable our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with the senior management team and principal advisors such as our legal counsel, auditors, consultants, and financial advisors. Our Board annually reviews and approves the Corporate Governance Guidelines and charters of the Board committees to align with evolving best practices and regulatory requirements, including the New York Stock Exchange (NYSE) corporate governance listing standards. The Corporate Governance Guidelines and the current charters for the Audit, Organization and Compensation, Finance and Capital Investment, Nominating/Corporate Governance, and Enterprise Risk Management, Safety, and Security committees are posted on our website at https://www.calwatergroup.com.
Corporate Governance Overview
We believe our Board encompasses the optimal mix of diverse backgrounds, experiences, skills, expertise, and an uncompromising commitment to integrity and sound judgment. The Board thoughtfully advises and guides management as they work to achieve our long-term strategic goals. To promote sound board structure and independence standards. Our corporate governance practices are substantially aligned with the Investor Stewardship Group’s (ISG) Corporate Governance Framework for U.S. Listed Companies, as shown in the table below.
ISG Principle	Our Practice
Principle 1 Boards are accountable to stockholders
•
Annual election of all directors

•
Majority voting for directors in uncontested elections

•
Directors are expected to offer to resign if they fail to receive a majority of votes cast

•
No supermajority voting requirements in governing documents

•
Stockholder right at 10% threshold to call a special meeting

Principle 2 Stockholders should be entitled to voting rights in proportion to their economic interest	• No dual class common stock structure • Each stockholder is entitled to one vote per share • No cumulative voting for directors
Principle 3 Boards should be responsive to stockholders and be proactive in order to understand their perspectives
•
Proactive, year-round investor outreach program

•
Directors receive regular updates on investor feedback and are available for stockholder engagement

•
In response to investor feedback, over the last several years, we have, for example:

•
Publish annually our Sustainability report;

•
Formed the Enterprise Risk Management, Safety, and Security Committee;

•
Incorporated environmental leadership into our at-risk compensation program;

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ISG Principle	Our Practice

•
Modified the performance criteria used for long-term and short-term at-risk compensation program;

•
Increased the Supplemental Pension Plan’s (SERP) unreduced retirement age from 60 to 65; and

•
Set absolute, science-aligned Scope 1 and Scope 2 emissions reduction targets in 2024

Principle 4 Boards should have a strong, independent leadership structure
•
Independent Lead Director designated by the independent directors with well-defined responsibilities

•
Substantial majority of the Board is independent 10 of 11 director nominees or 91% of the Board) and Board committees are completely independent

•
Non-management directors meet at least four times each year in executive session without management present, and the independent directors meet in executive session at least once a year (in 2024, the Board and committees met in executive session 20 times)

Principle 5 Boards should adopt structures and practices that enhance their effectiveness
•
Demonstrated focus on Board refreshment, with a balanced mix of director tenures and five new directors joining the Board since 2019

•
A diverse Board, with diversity of skills, attributes, and perspectives, including four female director nominees (36% of the Board) and two ethnically diverse director nominees (18% of the Board)

•
Annual review of the Board and committee effectiveness, Independent Lead Director, individual directors, and succession planning

•
Limits on outside board service, with no director permitted to serve on more than four public company boards (including the Group) and directors who are public company executive officers not permitted to serve on more than two public company boards (including the Group)

•
Mandatory director retirement at age 75

Principle 6 Boards should develop management incentive structures that are aligned with the long-term strategy of the company
•
Target total direct compensation is heavily weighted towards performance, comprising 72% of CEO pay and 48% of other NEO pay in 2024 on an annualized basis, and appropriately balances short-term drivers of the Group’s success and long-term creation of stockholder value

•
Organization & Compensation Committee annually re-evaluates the mix of fixed and variable compensation to best attract, retain and incentivize talented officers who contribute to the long-term success of the Group

•
We incorporate a number of risk mitigation features into our executive compensation program, including stock ownership requirements, clawback policy for incentive-based compensation aligned with NYSE requirements and anti-hedging and anti-pledging policies

Director Orientation and Continuing Education
Our director education about California Water Service Group and our strategy, control framework, regulatory environment, and industry begins when a director is elected to our Board and continues throughout his or her tenure on the Board. Upon joining our Board, new directors are provided with a comprehensive orientation about our company, which includes an overview of director duties and our corporate governance, one-on-one sessions with the Chairman, President & CEO, and presentations by senior management and other key management representatives on the organization’s strategy, regulatory framework, and control framework. As directors are appointed to new committees or assume a leadership role, such as committee chair, they receive additional orientation sessions specific to such responsibilities.
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Board and Committee presentations, educational briefings, discussions with subject matter experts on business, governance, regulatory, and control matters help to keep directors appropriately apprised of key developments in our business and in our industry, including material changes in regulation, so they can carry out their oversight responsibilities. Each year, our directors attend at least one site visit to one of our facilities. During these site visits, directors meet with management and actively engage with our employees to learn about our operations.
Annual Evaluation of Board, Committees, and Independent Lead Director
Overview of Evaluation Process
Our Board and Committees maintain a regular and robust evaluation process to promote the effective functioning of our Board. It is important to examine Board, Committee, and director performance and to solicit and act upon feedback received from each member of our Board. Evaluations are intended to assess the effectiveness in board composition and conduct, meeting structure, materials and information, committee composition and effectiveness, strategic and succession planning, culture and exercise of oversight, and continued education and access to management.

ANNUAL BOARD SELF-EVALUATIONS
As part of the evaluation, each Board member completes an anonymous, comprehensive questionnaire soliciting input on topics such as corporate governance issues, Board and committee culture, structure and meeting process, director interactions with each other and with management, management responsiveness, quality and quantity of information provided to the Board of Directors, strategic planning, and more.

SUMMARY OF WRITTEN EVALUATIONS
Each Director’s anonymous responses to the questionnaire are sent to outside counsel retained by the Company at the Nominating/Corporate Governance Committee’s request. Outside counsel compiles the results of the evaluations into a report for the Nominating/Corporate Governance Committee and Lead Independent Director.

CONVERSATIONS
Additionally, the Lead Independent Director has individual conversations throughout the year with each member of the Board, providing further opportunity for dialogue, feedback, and improvement.

BOARD REVIEW
The responses to the questionnaires, in addition to other feedback provided by Board members through interviews and other communications, are then reviewed and compiled by our Lead Independent Director to determine strengths and areas for improvement. Those results are then discussed with the Nominating/Corporate Governance Committee and the Board of Directors, and such results are used to improve Board and committee performance. Matters that require further assessment or additional follow-up are addressed at future Board or committee meetings, as applicable.

ACTIONS
Our evaluation process typically generates robust comments and discussion with the Board, including with respect to Board composition and processes. These evaluation results have led to changes designed to increase Board effectiveness and efficiency. Examples include enhancements to meeting materials, the structure of the Board, responsibilities of committees, committee and executive session discussions, committee reports to the Board, Director onboarding, continuing education, and hands-on experiences with our business, senior leaders, and emerging talent throughout the Company.

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Director Independence

As discussed in our Corporate Governance Guidelines, a substantial majority of the Board is comprised of independent directors. Based on the recommendation of the Nominating/Corporate Governance Committee, the Board determined that, other than Martin A. Kropelnicki, each of our director nominees (Gregory E. Aliff, Shelly M. Esque, Jeffrey Kightlinger, Thomas M. Krummel, M.D., Yvonne A. Maldonado, M.D., Scott L. Morris, Charles R. Patton, Carol M. Pottenger, Lester A. Snow, and Patricia K. Wagner) is independent under both New York Stock Exchange listing standards and the separate standards adopted by the Board.

Under the listing standards of the New York Stock Exchange, a director is independent if he or she has no material relationship, whether commercial, industrial, banking, consulting, accounting, legal, charitable, familial, or otherwise, with the organization, either directly or indirectly as a partner, stockholder, or executive officer of an entity that has a material relationship with us. Our Board makes an affirmative determination regarding the independence of each director annually, based on the recommendation of the Nominating/ Corporate Governance Committee.
Independence Standards
The Board has adopted standards to assist in assessing the independence of directors, which are part of the Corporate Governance Guidelines available at https://www.calwatergroup.com. Under these standards, our Board has determined that a director is not independent if:

The director is, or has been within the last three years, an employee of any company that comprises the Group or an immediate family member is, or has been within the last three years, an executive officer of any company that comprises the Group,

The director has received, or has an immediate family member who has received, during any 12-month period during the last three years, more than $120,000 in direct compensation from companies that comprise the Group, other than director or committee fees and pension or other forms of deferred compensation for prior service,

The director, or an immediate family member, is a current partner of the Group’s internal or external auditor; the director is a current employee of such a firm; the director’s immediate family member is a current employee of such a firm who personally works on the Group’s audit, or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Group’s audit within that time,

The director, or an immediate family member, is, or has been within the last three years, employed as an executive officer of another company where any of the Group’s present executive officers serves or served at the same time on that company’s compensation committee,

The director is a current employee, or has an immediate family member who is a current executive officer, of a customer or vendor or other party that has made payments to or received payments from companies that comprise the Group for property or services in an amount that, in any of the last three fiscal years, exceeded the greater of  $1 million or 2% of the party’s consolidated gross revenues,

The director, or the director’s spouse, is an executive officer of a non-profit organization to which the Group makes, or in the past three years has made, payments that, in any single fiscal year, exceeded the greater of $1 million or 2% of the non-profit organization’s consolidated gross revenues

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In addition, our Board has determined that none of the following relationships, by itself, is a material relationship that would impair a director’s independence:
Being a residential customer of any service territory

Being a current executive officer or employee of, or being otherwise affiliated with, a commercial customer from which the Group has received payments that, in any of the last three fiscal years, did not exceed the greater of  (i) 1% of the Group’s consolidated gross revenues for the year; or (ii) $500,000

Being a current executive officer or employee of, or having a 5% or greater ownership or similar financial interest in, a supplier or vendor that has received payments from the Group that, in any of the last three fiscal years, did not exceed the lesser of  (i) 1% of the Group’s consolidated gross revenues for the year; or (ii) $500,000

Being a director of any of the Group’s subsidiaries
Directors inform the Board as to any relationships they may have with the organization and provide other pertinent information in annual questionnaires they complete, sign, and certify. The Board reviews relevant relationships to identify possible impairments to director independence and in connection with disclosure obligations. For those directors who reside in one of our service territories and are customers, our Board has determined that it is not a material relationship that would impair their independence under the above standards.
Board Leadership Structure and Composition
Leadership Structure
Our Board reviews its leadership structure regularly to confirm that it remains appropriate for the Group. The Board considers several factors in making determinations regarding the Group’s leadership structure, including the strategic goals of Group, the various capabilities of our directors, the dynamics of our Board, investor views, market practices and the Group’s other governance practices that promote independent Board oversight of management.
The Board believes that a combined Chairman and CEO structure, together with a Lead Independent Director with significant and clearly defined responsibilities, a Board consisting entirely of independent directors other than Mr. Kropelnicki, and five standing Board Committees consisting entirely of independent directors, is the most appropriate leadership structure for the Group at this time. The Board believes that Mr. Kropelnicki, who has been President & CEO and a member of the Board since 2013 and Chairman since 2023, brings significant experience in the water and public utility industries, making him best positioned to provide strong unified leadership for the Group as the director most familiar with the Group’s business and with the risks, challenges, and opportunities for our industry. In this expanded role, Mr. Kropelnicki continues to drive forward the implementation of our business strategy and leverages his deep understanding of the Group’s business and operations to lead the Board as it considers risks related to strategy and business decisions and performs its oversight function. The Board believes this leadership structure fosters effective decision-making and alignment on corporate strategy, is appropriate to the Group’s size and complexity, and represents a cost-effective and efficient allocation of responsibilities and accountability, while providing effective and independent oversight of management.
The Board retains the flexibility to change the leadership structure from time to time so that it can adjust, as appropriate, as the Group’s needs change. For information regarding the robust process that the Board undertook in determining to combine the roles of Chairman and CEO in 2023, see Group’s proxy statement for the 2023 Annual Meeting of Stockholders.
Lead Independent Director
Our Lead Independent Director is selected annually from and by the independent directors and has expansive duties and authority as included in our Corporate Governance Guidelines. Scott L. Morris has served as our Lead Independent Director since 2023. Our Corporate Governance Guidelines list the Lead Independent Director’s responsibilities and authority, which includes:
•
Presiding at meetings of the Board in the absence of the Chairman of the Board

•
Presiding over executive sessions of the non-management and independent directors and calling executive sessions

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•
Recommending to the Chairman of the Board items for consideration to be included in the Board meeting agendas and schedules

•
Serving as liaison between the Chairman of the Board and the independent directors

•
Consulting and communicating with major stockholders upon request

In evaluating candidates for Lead Independent Director, the independent directors consider several factors, including each candidate’s corporate governance experience, board service and tenure, leadership roles, and the ability to meet the necessary time commitment. For an incumbent Lead Independent Director, the independent directors also consider the results of the annual Lead Independent Director assessment as described above.
Annual Meeting Attendance
All directors are expected to attend the Annual Meeting of Stockholders unless attendance is prevented by an emergency. All our Board members who were director nominees for our 2024 Annual Meeting attended the meeting.
Board Meetings and Committees
Board Meetings
Our policy is that all directors must be able to devote the required time to carry out director responsibilities and should attend all meetings of the Board and of committees on which they serve.
Members of the Board are expected to attend Board meetings in person unless the meeting is held by teleconference. During 2024, there were 10 meetings of the Board and collectively 16 committee meetings. All incumbent directors attended at least 75%, and on average attended 96%, of all Board and applicable committee meetings in 2024.
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Committees
There are five committees within our Board of Directors: Audit; Organization and Compensation; Finance and Capital Investment; Nominating/Corporate Governance; and Enterprise Risk Management, Safety, and Security. The membership and the function of each of these committees are described below.
Name	Audit	Organization and Compensation	Finance and Capital Investment	Nominating/ Corporate Governance	Enterprise Risk Management, Safety, and Security
Gregory E. Aliff
Shelly M. Esque
Jeffrey Kightlinger
Martin A. Kropelnicki
Thomas M. Krummel, M.D.
Yvonne A. Maldonado, M.D.
Scott L. Morris
Charles R. Patton
Carol M. Pottenger
Lester A. Snow
Patricia K. Wagner
Number of meetings held during 2024	4	3	4	2	3
Number of executive sessions of the independent directors held in 2024	4	3	1	2	3
Chair	Member
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AUDIT COMMITTEE
Current Members: Gregory E. Aliff, Chair Jeffrey Kightlinger Charles R. Patton Patricia K. Wagner Committee Meetings Held in 2024: 4
Primary Oversight Responsibilities:
•
Quality and integrity of the Company’s financial statements; the Company’s compliance with legal, environmental, regulatory, and reporting requirements; the Company’s internal audit function; cybersecurity risk; and third-party supplier risk

•
Appointment, retention, compensation, and oversight of the Independent Registered Public Accounting Firm

•
Reviews of Form 10-K and 10-Q reports required to be submitted to the SEC

•
Quality of reporting processes and internal controls

•
Risks related to the Company’s financial reporting and internal controls

•
Compliance program with respect to legal and regulatory requirements, including the Company’s code of business conduct for executive officers and employees

•
Cybersecurity program and related risks

•
Third party supplier risk, Supplier Diversity Program and the Supplier Code of Conduct

All members of the Audit Committee are independent as defined in the New York Stock Exchange and meet additional independence requirements for audit committee members applicable under SEC rules and the New York Stock Exchange listing standards.
The Board has determined that each Audit Committee member has considerable knowledge of financial and auditing matters to serve on the Audit Committee. Gregory E. Aliff, Jeffrey Kightlinger, and Patricia K. Wagner meet the New York Stock Exchange listing standards of financial sophistication and are “audit committee financial experts” under SEC rules.

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ORGANIZATION AND COMPENSATION COMMITTEE
Current Members: Thomas M. Krummel, M.D., Chair Scott L. Morris Lester A. Snow Patricia K. Wagner Committee Meetings Held in 2024: 3
Primary Oversight Responsibilities
•
Officer compensation structure, policies and programs; and the results of the Company’s most recent advisory vote on executive compensation

•
Evaluation and recommendations of the compensation of the CEO to the independent directors and of the executive officers to the Board of Directors

•
Organizational structure for the Company’s senior management

•
Strategies and policies related to human capital management

•
Periodic assessment of the risk related to the Company’s compensation policies and practices applicable to officers and employees

•
Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the Annual Meeting of Stockholders to be filed with the SEC and preparation of the Organization and Compensation Committee report required by SEC rules to be included in the proxy statement for the Annual Meeting of Stockholders

•
Administration of the Company’s clawback policy

•
Compliance by executive officers with the Company’s stock ownership guidelines

All members are independent as defined in the listing standards of the New York Stock Exchange and meet additional independence requirements for compensation committee members applicable under SEC rules and the New York Stock Exchange listing standards.

For a description of the processes and procedures used by the Organization and Compensation Committee for the consideration and determination of executive compensation, including its engagement and oversight of a third-party compensation consultant, see “Compensation Discussion and Analysis” in this Proxy Statement.
FINANCE AND CAPITAL INVESTMENT COMMITTEE
Current Members: Patricia K. Wagner, Chair Gregory E. Aliff Charles R. Patton Carol M. Pottenger Lester A. Snow Committee Meetings Held in 2024: 4
Primary Oversight Responsibilities:
•
Financial resources, including its capital investment management and rate recovery, and financial resources planning and processes

•
Financial policies, strategies, and capital structure, including:

◦
Long-term financial objectives and policies

◦
Financing requirements and financing plans

◦
Annual dividend plan

◦
Annual operating budgets

◦
Annual capital expenditure plans

◦
Reports received from the Employee Benefit Finance Committee

•
Policies and procedures concerning the major risk exposures, and the steps management has taken and/or proposes to take to monitor, mitigate, and control such exposures within the capital investment process.

All members are independent as defined in the listing standards of the New York Stock Exchange.

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NOMINATING/CORPORATE GOVERNANCE COMMITTEE
Current Members: Scott L. Morris, Chair Shelly M. Esque Thomas M. Krummel, M.D. Yvonne A. Maldonado, M.D. Carol M. Pottenger Committee Meetings Held in 2024: 2
Primary Oversight Responsibilities:
•
Director succession planning

•
Composition of the Board and assessment of whether the skills, experience, characteristics, and other criteria established by the Board are currently represented on the Board

•
Evaluation of the Board and its committees

•
Risks related to matters of corporate governance, including director independence and Board performance

•
Board the size, structure, composition, and functioning of the Board and its committees

•
Compensation of directors for service on the Board and its committees

•
Corporate Governance Guidelines

•
Code of Business Conduct and Ethics Policy of the Board of Directors and compliance with the Code and Policy

•
Strategy, policies, practices, risks, and disclosures with respect to ESG matters

•
Internal and external communications with employees, investors, and other stakeholders regarding the Company’s position on or approach to ESG matters

•
Political contribution and lobbying activity process

All members are independent as defined in the listing standards of the New York Stock Exchange.

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ENTERPRISE RISK MANAGEMENT, SAFETY, AND SECURITY COMMITTEE
Current Members: Lester A. Snow, Chair Gregory E. Aliff Shelly M. Esque Jeffrey Kightlinger Yvonne A. Maldonado, M.D. Carol M. Pottenger Committee Meetings Held in 2024: 3
Primary Oversight Responsibilities
•
Enterprise risk management, safety, and security programs

•
The effectiveness of the processes used by management to both identify and analyze major risks, as well as the effectiveness of the programs to manage and mitigate risks

•
Risk assessment and management, including related policies

•
Current and emerging applicable matters that may affect the business, operations, performance, or public image of the organization

•
Our Emergency Preparedness program

•
Physical safety and security programs

•
Other compliance programs for enterprise risk management, safety, and security

All members are independent as defined in the listing standards of the New York Stock Exchange.

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Board Role in Risk Oversight
Our Board is responsible for seeing that our organization is appropriately stewarding the resources entrusted to it and following legal and ethical standards. In addition, our Board has the fundamental and legal responsibility to provide oversight and accountability for the organization. By following key risk management principles, our Board provides a solid foundation of organizational oversight:
•
Understands the organization’s strategy and key drivers of success

•
Regularly assesses the risks in the organization’s strategy

•
Appropriately defines the role of the full Board and its standing committees specific to risk management and key risk oversight

•
Assesses the organization’s risk management system — including people, processes, and technology — to confirm resource appropriateness and sufficiency

•
Works with management to understand and agree on the types (and format) of risk information the Board requires and risk prioritization

•
Encourages dynamic and constructive risk dialogue between management and the Board, including a willingness to challenge assumptions

•
Closely monitors the potential and evolving risks to culture and the incentives structure

•
Oversees the critical alignment of strategy, risk, controls, compliance, incentives, and people

Inherent in the Board’s responsibilities is an understanding of, and oversight of, the various risks facing the Company. The Board does not view risk in isolation but includes risk as part of its regular consideration of business decisions and business strategy. To assist the Board in its risk oversight, the Board reviews the Company’s risks and the responsibilities of management and the Board committees regularly. The committees report to the entire Board on a regular basis and have overlapping directors, invite Chairs of other committees and other directors to attend meetings, and hold joint meetings as necessary.
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BOARD OF DIRECTORS
The Company believes that its Board leadership structure supports the risk oversight function of the Board. As effective risk oversight is an important priority of the Board, the Board has allocated responsibilities for risk oversight among the full Board and its committees.

AUDIT Oversees risks related to financial reporting and internal controls, cybersecurity, and third-party suppliers.
ORGANIZATION AND COMPENSATION
Oversees risks related to human capital management and oversees periodic assessments of risks relating to our compensation plans and programs to see that these plans and programs do not encourage management to take unreasonable risks relating to our business.
FINANCE AND CAPITAL INVESTMENT Oversees risks within the capital investment programs including infrastructure failures and credit risk.

NOMINATING/CORPORATE GOVERNANCE
Oversees risks related to matters of corporate governance, including director independence and Board performance, as well as risks related to environmental, social responsibility, and sustainability matters.

ENTERPRISE RISK MANAGEMENT, SAFETY, AND SECURITY
Oversees management’s development and execution of the Group’s enterprise risk management, safety, and security programs, including those related to physical safety and security and advises on the committee oversight function for key risks.

EXECUTIVE MANAGEMENT

STRATEGY & OPERATING COMMITTEE
The Company’s Strategy and Operating Committee (SOC), chaired by the Chairman, President & CEO, is comprised of senior officers and NEOs, and meets twice per month. Among other functions, the SOC assesses evolving market conditions and develops a long-term strategy to mitigate emerging risks and maximize future opportunities. Priorities for the SOC include, but are not limited to, strategy, workforce transformation (including succession planning, employee development, and recruitment), business development, political and regulatory climate, operating model, affordability, resiliency, climate change, and sustainability, with an emphasis on water resource planning.

MANAGEMENT COMMITTEE
The Company’s Management Committee (MC), chaired by the Chairman, President & CEO, is comprised of Group and subsidiary executives, and meets monthly. Among other functions, the MC identifies and prioritizes key risks and recommends the implementation of appropriate mitigation measures as needed. Management reports to the Board and Board Committees multiple times throughout the year. Further review or reporting of risks is conducted as needed or as requested by the Board or a committee.

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Our Enterprise Risk Management and Risk Responsibility Matrix identifies our major corporate risks, board oversight, and lead officer and department currently responsible for risk mitigation. It also demonstrates our commitment to transparency and accountability for management of the key risks facing the company and effective risk management:
Board Oversight	Tier 1 Risk(1)	Lead Officer
Full Board	Affordability and Access Risk	VP, Rates and Regulatory Affairs
	Political Risk	VP, Government and Community Affairs
	Regulatory Risk	VP, Rates and Regulatory Affairs
	Water Supply Risk	VP, Water Resources Planning and Sustainability
	Climate Change Risk	VP, Water Resources Planning and Sustainability
	Governance Risk	Chairman, President & CEO; SVP, General Counsel & Business Development; VP, Corporate Secretary & Chief of Staff
Enterprise Risk Management, Safety, and Security Committee(2)	Environmental Contamination Risk	VP, Water Quality & Environmental Affairs
	Physical Safety and Security Risk	VP, Emergency Preparedness, Safety & Security
	Natural or Human-Caused Disaster Risk	VP, Emergency Preparedness, Safety & Security; SVP, Operations
	Emergency Preparedness & Response and Business Continuity Risk	VP, Emergency Preparedness, Safety & Security
	Water Quality Risk	VP, Water Quality & Environmental Affairs
Finance Committee	Infrastructure and Asset Failure Risk	SVP, Corporate Services & Chief Risk Officer; Chief Engineering Officer
Organization/Compensation Committee	Talent Risk	VP, Chief Human Resource Officer
Audit Committee	Cybersecurity Risk	SVP, Corporate Services & Chief Risk Officer
	Third-Party Supplier Dependency Risk	SVP, General Counsel & Business Development; VP, Facilities, Fleet, and Procurement

(1)
Each Tier 1 Risk topic is also led by designated officers of the Company across departments.

(2)
The Enterprise Risk Management, Safety, and Security Committee is responsible for the oversight of the emergency response management process, including emergency response management updates and annual reporting to the Board regarding compliance.

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Board Oversight of Management Development and Succession Planning
The Board believes one of its primary responsibilities is to ensure that appropriate succession plans are in place for our Chairman, President & CEO and other members of senior management in order to execute the Company’s long-term strategy.
The Organization and Compensation Committee oversees talent management and development including executive and employee succession planning, management development, and diversity, equality, and inclusion. The Committee, together with the Chairman, President & CEO, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare senior leaders for greater responsibilities. In addition, the Organization and Compensation Committee regularly discusses recommendations and evaluations from the Chairman, President & CEO as to potential successors to fill senior positions, including potential successors to the CEO role. These discussions include developmental plans for senior leaders to help prepare them for future succession as well as contingency plans in the event the CEO is unable to serve for any reason (including death or disability).
The Board provides senior leaders with the opportunity to present at Board and committee meetings on their respective areas of expertise. This not only provides a platform for senior talent to demonstrate their knowledge and contribute to the organization’s strategic discussions, but it also allows the Board to assess the leaders’ abilities and potential for advancement. While the Organization and Compensation Committee has the primary responsibility to develop succession plans for the CEO position, the Committee regularly reports back to the full Board and decisions are made at the Board level.
Board Oversight of Cybersecurity Risk
The Board and Audit Committee are responsible for overseeing information technology and operational technology risks from cybersecurity threats. The Board recognizes the importance of maintaining the trust and confidence of our customers, employees, stockholders, and regulators and the need to protect information stored on our and our vendors’ systems, including personal and proprietary data. Our Senior Vice President of Corporate Services & Chief Risk Officer, who reports directly to our Chairman, President & CEO leads a team that is responsible for managing our enterprise-wide information security strategy, policy, standards, architecture, and processes. The Board and Audit Committee receive regular reports from management no less than quarterly, and on an ad hoc basis, on information and operational technology risks, including cybersecurity and data security risks, as well as on the status of projects to strengthen our information security systems, assessments of our security program, and the emerging threat landscape. The Board also participates in cybersecurity-related tabletop exercises as appropriate.
For additional information regarding our cybersecurity governance and risk management, please refer to our Annual Report on Form 10-K for the year ended December 31, 2024, under the heading “Cybersecurity” in Item 1C.
Board Oversight of Risks Related to Environmental, Social Responsibility, and Governance Matters
To further drive ESG progress, we have also implemented a formal structure for ESG governance to designate responsibility and guide our execution. Our full Board oversees the execution of our climate change strategy, and the Nominating/Corporate Governance Committee oversees our ESG program and reporting, as well as our Board diversity.
Additional Board committees maintain specific ESG-related responsibilities:
•
Our Enterprise Risk Management, Safety, & Security Committee, which advises executive leaders about our Enterprise Risk Management program, including safety and security risks that threaten business resilience;

•
Our Organization & Compensation Committee, which oversees employee relations, turnover, employee diversity, employee development, and executive compensation;

•
Our Audit Committee, which monitors cybersecurity risk, ethics reporting, and the integrity of our suppliers; and

•
Our Finance & Capital Investment Committee, which manages investments in corporate assets and our ability to obtain financing, which supports ESG efforts.

Board Updates on ESG
At least annually, the Nominating/Corporate Governance Committee receives a formal ESG update, although additional updates are given throughout the year as needed. Topics typically covered in these updates may include progress on ESG focus areas and objectives, new strategic ESG initiatives, significant stakeholder concerns relating
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to ESG matters, and current and emerging ESG legislation and trends relevant to Group. Additionally, specific topics within Group’s ESG strategy may be discussed at other committee and/or full Board meetings throughout the year. For example, the Enterprise Risk Management, Safety, and Security Committee is formally scheduled to discuss specific safety, and environmental matters at a minimum twice per year, and on an as needed basis thereafter.
Management-Level ESG Governance
At the executive level, the ESG Executive Oversight Committee, comprised of members of the executive leadership team across different functional areas of the Company, is led by our SVP, Customer Service & Chief Sustainability Officer and ESG Program Manager. The ESG Executive Oversight Committee’s purpose is to oversee our overall ESG vision, management, and communications, as well as track progress of the strategies, policies, and practices relating to our material sustainability issues. We also have various ESG Working Groups that include officer sponsors, subject matter experts, and goal owners across the Company and are dedicated to specific cross-cutting ESG focus areas. These teams support the execution of our ESG strategies and objectives as well as facilitate cross-departmental collaboration for their areas of focus.
Other Governance Practices
We adopted other practices we believe reflect our commitment to good corporate governance including:

Policies Prohibiting Hedging and Pledging
In accordance with our Insider Trading Policy, our directors and executives are prohibited from:
•
Hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt; and

•
Pledging their ownership of Group stock.

Executive Compensation Recovery (“Clawback”) Policy
We have an executive compensation recovery, or “clawback,” policy aligned with NYSE requirements and Rule 10D-1 under the Securities and Exchange Act of 1934 requiring the reimbursement of excess incentive-based compensation provided to the executives in the event of certain restatements of our financial statements. A more detailed description of the Executive Compensation Recovery Policy appears in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Codes of Business Conduct
Board members are expected to adhere to the Code of Business Conduct and Ethics for Members of the Board of Directors, which outlines expectations for behavior and promotes a culture of honesty. Our Business Code of Conduct applies to all officers and employees of Group, highlights areas of ethical risk, provides guidance in recognizing and handling ethical issues, and describes established mechanisms for reporting unethical conduct. We require employees to receive annual ethics training. Our Business Code of Conduct is available on our website at https://www.calwatergroup.com.

Overboarding Policy
In accordance with our Corporate Governance Guidelines, our directors should not serve as a director of more than four public companies, Group being one of the four, and our directors who are serving as executive officers of public companies may not serve on the boards of more than two public companies, Group being one of these. Service on the boards of subsidiary companies with no publicly traded stock, non-profit organizations and non-public for-profit organizations is not included in this calculation for purposes of our policy. Moreover, if a director sits on several mutual fund boards within the same fund family, this will count as one board for the purpose of our policy. The Nominating/Corporate Governance Committee considers each director’s compliance with this policy as part of its annual review of the composition of the Board in connection with the director nomination process. All of our directors are in compliance with this policy.

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Director Compensation
The Nominating/Corporate Governance Committee is responsible for non-employee director compensation and makes recommendations to the Board. For 2024, the Nominating/Corporate Governance Committee retained the services of Meridian to assist in determining non-employee director compensation with Meridian’s recommendations based on competitive positioning, in terms of both individual compensation components and total compensation.
For fiscal year ended 2024, our non-employee directors received compensation comprised of both annual cash retainers for Board and committee chair services (with an additional retainer for the Lead Director) and an annual equity award.
Annual Base Retainer – All Directors	$118,000
Lead Independent Director Retainer	$40,000
Committee Chair Retainers:
Audit Committee Chair Retainer	$25,000
Organization and Compensation Committee Chair Retainer	$20,000
Nominating/Corporate Governance Committee Chair Retainer	$15,000
Finance and Risk Management Committee Chair Retainer	$15,000
Enterprise Risk Management, Safety, and Security Committee Chair Retainer	$15,000
Equity:
Annual RSA Equity Grant(1)	$115,500

(1)
In 2024, non-employee directors each received annual grants of restricted stock valued at $115,500. The restricted stock grants were made on June 5, 2024 and were fully vested on March 5, 2025.

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Directors may elect to defer cash compensation payable to them under the Group’s deferred compensation plan in the same manner as applicable to the Group’s executives as described below. The following table sets forth compensation earned during fiscal 2024 by each person who served as a non-employee Director during the year.
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards(1)(2) ($) (c)	Total ($) (h)
Gregory E. Aliff	143,000	123,455	266,455
Shelly M. Esque	118,000	123,455	241,455
Jeffrey Kightlinger	118,000	123,455	241,455
Thomas M. Krummel, M.D.	138,000	123,455	261,455
Yvonne A. Maldonado, M.D.	118,000	123,455	241,455
Scott L. Morris, Lead Independent Director	173,000	123,455	296,455
Charles R. Patton	118,000	123,455	241,455
Carol M. Pottenger	118,000	123,455	241,455
Lester A. Snow	133,000	123,455	256,455
Patricia K. Wagner	133,000	123,455	256,455

(1)
Amounts reflect the full grant date fair value of each RSA granted in 2024 to the non-employee directors, calculated in accordance with FASB ASC Topic 718, disregarding estimates for forfeitures. On June 5, 2024, non-employee directors received annual grants of restricted stock valued at $115,500 as the Board retainer. Assumptions used in the calculation of these amounts are included in footnote 13 of Group’s annual report on Form 10-K, filed with the Securities and Exchange Commission on February 27, 2025.

(2)
At the end of 2024, the aggregate number of RSAs held by each non-employee director then serving on the Board was as follows: Gregory E. Aliff, 18,688; Shelly M. Esque, 12,041; Jeffrey Kightlinger, 2,869; Thomas M. Krummel, M.D., 19,574; Dr. Yvonne A. Maldonado, 7,029; Scott L. Morris, 9,606; Charles R. Patton, 3,555; Carol M. Pottenger, 13,577; Lester A. Snow, 22,313; Patricia K. Wagner, 9,603.

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Compensation Discussion and Analysis
Executive Compensation
In this section, we describe our executive compensation philosophy and program that supports our strategic objectives and serves the long-term interests of our stockholders. We also discuss how our Chairman, President & Chief Executive Officer, Chief Financial Officer, and other Named Executive Officers (collectively, our NEOs) were compensated in 2024 and describe how their compensation fits within our executive compensation philosophy. For fiscal 2024, our NEOs were:
Name	Title
Martin A. Kropelnicki	Chairman, President & Chief Executive Officer
James P. Lynch	Senior Vice President, Chief Financial Officer & Treasurer
David B. Healey(1)	Former Vice President, Chief Financial Officer & Treasurer
Michael B. Luu	Senior Vice President, Corporate Services & Chief Risk Officer
Shawn C. Bunting	Senior Vice President, General Counsel & Business Development
Shannon C. Dean	Senior Vice President, Customer Service & Chief Sustainability Officer

(1)
Mr. Healey retired December 21, 2022 as Vice President, Corporate Controller. Mr. Healey returned to the Company on May 31, 2023 and was appointed Interim Vice President, Chief Financial Officer and Treasurer until January 3, 2024. Mr. Healey then served as Principal Financial Officer on an interim basis until his retirement on March 16, 2024.

This section is divided into the below six sections:
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1 2024 COMPENSATION OVERVIEW
Our executive compensation programs are designed to attract, motivate, and retain key officers with the ultimate goal of generating strong operating results and creating long-term alignment with our stockholders and customers. We reward for excellent job performance, overall leadership, long-term results, and provide for fair, reasonable, and competitive total compensation.
Our executive compensation programs are built upon the following framework:
Pay-for-performance by aligning officer compensation to pre-established, quantifiable performance goals that rewards long-term sustainable growth and performance
Align long-term interests of our customers, communities, and stockholders with management
Establish performance goals that are aligned with our organizational strategy
Use performance metrics that are understandable and are tied to key performance indicators; all of our officers have the ability to make an impact
Provide competitive pay to attract and retain highly qualified officers
Maintain a one-team approach, meaning all eligible officers, department heads, and eligible employees share the same performance targets and incentive compensation plan
Our executive officers’ 2024 performance demonstrates our commitment to delivering value to our stockholders and customers. For 2024, our performance on both financial and non-financial measures resulted in 178% achievement of target for the short-term at-risk compensation plan and 112% achievement of target and payout for the long-term performance-based equity grant for performance period 2022-2024. These achievements reflect the record levels of net income, gross revenue, budget-to-actual performance (EPS), and capital investment achieved during our most recently completed fiscal year.
2 NEO COMPENSATION COMPONENTS AND PAY MIX
Our NEOs’ total direct compensation is heavily weighted towards performance and appropriately balances officer focus on our short-term and long-term priorities with annual and long-term rewards. Consistent with our compensation philosophy, our total compensation program was developed by taking into account competitive market data as well as a variety of additional factors, including individual experience, tenure, performance and leadership, Group performance, and internal equity among the NEOs.
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2024 Total Direct Compensation
	2024 Base Salary $	Achieved Short-Term At-Risk Compensation $	Granted Long-Term At-Risk Compensation $	2024 Total Direct Compensation(1) $
Martin A. Kropelnicki	1,050,005	1,869,000	1,816,837	4,735,842
James P. Lynch	463,076	334,640	229,840	1,027,556
Michael B. Luu	449,016	319,973	229,840	998,829
Shawn C. Bunting	419,630	299,040	229,840	948,510
Shannon C. Dean	333,026	237,524	229,840	800,390

(1)
Total “Direct” Compensation consists of base salary, earned annual performance-based short-term at-risk compensation, grant date fair value of long-term performance-based restricted stock units, and grant date fair value of time-based restricted stock awards.

Mr. Healey served as Interim Vice President, Chief Financial Officer and Treasurer until January 3, 2024. Mr. Healey then served as Principal Financial Officer on an interim basis until his retirement on March 16, 2024. Due to the interim nature of Mr. Healey’s employment, his annual base salary was $470,000, unchanged from 2023. Mr. Healey did not receive short-term at-risk compensation for performance year 2024 and did not receive any 2024 long-term at-risk equity compensation grants. Please refer to the Summary Compensation Table for compensation paid or earned by Mr. Healey for the fiscal years ended December 31, 2024 and 2023.
Total Compensation Philosophy for Executives
Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs reward excellent job performance, identify exceptional leadership, and represent fair, reasonable, and competitive total compensation that aligns officers’ interests with the long-term interests of our customers and stockholders. When designing our compensation programs, the Organization and Compensation Committee (Committee) prioritizes transparency and simplicity of the programs as well as maintaining unified goals and objectives of the annual short- and long-term incentive programs for the entire executive team to drive aligned operational decisions and Company performance.
The Committee believes a balance of fixed and variable compensation components, with short-term and long-term compensation elements, maintains a strong link over the long-term between the NEOs’ compensation and the overall Group’s performance while promoting the interests of both customers and stockholders. The Committee annually re-evaluates the mix of fixed and variable compensation, including the proportions of at-risk compensation awarded as short-term cash-based and long-term equity- based awards and stockholder feedback. Additionally, the Committee continues to monitor our program on an annual basis to ensure the structure will not incentivize excessive risk-taking.
Our executive compensation program also considers the following factors:
•
The overall financial and operating performance of our Company

•
Changes in market conditions, cost of living differences, market trends, and inflation

•
Each officer’s performance and contributions to the achievement of short-term and long-term financial goals and operational milestones

•
Each officer’s job responsibilities, expertise, historical compensation, and years and level of experience

•
Our overall succession planning and the importance of retaining each NEO and each NEO’s potential to assume greater responsibilities in the future

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•
Peer group benchmarking data and compensation analyses

We believe our executive compensation program is achieving the intended results. Our compensation programs continue to be competitive in the industry and have resulted in the attraction and retention of talented officers who contribute to the long-term success of the Group. Our compensation programs create a strong linkage between pay and performance through long-term equity and annual performance-based short-term at-risk compensation without encouraging imprudent risk taking by our officers.
Elements of Compensation
The material elements of our officer compensation program for 2024 included:
•
Base Salary

•
Annual Short-Term Performance-Based At-Risk Compensation

•
Performance and Time-Based Long-Term Equity Compensation

•
Basic and Supplemental Pension Plan Benefits

•
Employee funded Deferred Compensation Plan Benefits

•
Limited Perquisites

In determining compensation, the Committee is mindful that as a holding company for a California regulated utility, the Group’s financial performance is substantially dependent upon CPUC regulation plus other factors, which to a large extent are beyond the control of officers. Therefore, the Committee’s decisions regarding overall compensation are determined largely by evaluation of factors that are within the officers’ control and comparisons to companies in its peer group. As discussed below under “2024 Performance Goals and Performance”, the metrics used to determine our officers’ annual short-term performance-based at-risk compensation and the vesting of long-term performance-based equity compensation awards are appropriate metrics that align officer performance in a manner beneficial to both customers and stockholders, and do not encourage imprudent risk-taking.
Base Salary
The only guaranteed portion of executive total compensation is fixed-based salaries commensurate with the performance of primary roles and responsibilities. The Committee reviews officer base salaries annually and determines whether to recommend adjustments to salaries based on performance and changing market conditions.
The Committee targets fixed base salaries for each officer that are appropriate for the performance, skills, capabilities, tenure, and individual contributions in his/her position. Consistent with established practice, the 2024 base salaries for our officers were compared to the base salaries for similar positions within the competitive data and California peers. Similarly, the total target cash compensation for our officers (taking into account annual short-term at-risk compensation targets) was compared to the competitive market data for target total cash compensation. Each officer’s 2024 base salary (taking into account annual short-term at-risk compensation targets) was within the competitive range (defined as plus or minus 20% from the median compensation level, based upon available survey data) of target total cash compensation.
For 2024, annual base salaries for NEOs were increased to reflect cost-of-living increases and, in some cases, performance and promotions as described in the chart below. This is intended to compensate NEOs for job performance and overall leadership while maintaining salaries within the “competitive range” of the market data. This market data is updated annually by the independent compensation consultant retained by the Board. The below table reflects the 2023 and 2024 annualized salaries for our NEOs, with exception to Mr. Healey who ceased to be Interim Vice President, Chief Financial Officer and Treasurer effective January 3, 2024, and whose compensation for 2024 is described above.
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Name	2023 Base Salary $	2024 Base Salary $	Change in Base Salary %
Martin A. Kropelnicki	1,050,000	1,050,000	—
James P. Lynch(1)	—	470,000	—
Michael B. Luu(2)	429,200	449,400	4.7
Shawn C. Bunting(3)	400,000	420,000	5.0
Shannon C. Dean(4)	303,200	333,600	10.0

(1)
Mr. Lynch was appointed Senior Vice President, Chief Financial Officer and Treasurer effective January 3, 2024

(2)
Mr. Luu was promoted to Senior Vice President, Corporate Services & Chief Risk Officer effective June 1, 2023.

(3)
Mr. Bunting was promoted to Senior Vice President, General Counsel & Business Development effective January 1, 2024.

(4)
Ms. Dean was promoted to Senior Vice President, Customer Service & Chief Sustainability Officer effective January 1, 2024.

Short-Term Performance-Based Award Opportunity
As a regulated utility, our strategic goals are long-term in nature and focused on achieving sustained, long-term stockholder value. We maintain an annual performance-based short-term at-risk compensation program for officers, managers, and employees designed to align annual performance and achievement with the long-term strategic goals of the Group. As a California regulated utility, the Group’s financial performance is substantially dependent upon CPUC regulations, which are beyond the control of our management team. Therefore, the achievement of the short-term performance metrics at times may not align with the Group’s overall financial performance. The short-term performance-based compensation is fully at risk with payout dependent upon the achievement of certain objectives over a one-year performance period.
For more information on the program, performance metrics, and the factors used by the Committee to establish the 2024 short-term at-risk performance metrics, see “Performance-Based Short-Term At-Risk Compensation” in this Proxy Statement.
Performance and Time-Based Equity Compensation
Our long-term equity compensation is designed to align executive compensation with the long-term interests of both stockholders and customers, to create incentives for officer recruitment and retention, to encourage long-term performance by our officers, and to promote stock ownership. We grant our officers long-term equity compensation consisting of performance-based restricted stock units (RSUs) and time-based restricted stock awards (RSAs).
More than half of our long-term equity is in the form of RSUs subject to at-risk performance-based vesting criteria, vesting 0% to 200% based on performance of each metric. RSUs reward officers only if preset performance targets are met and vest subject to the level of achievement under a three-year performance period. Time-based RSAs vest over three years, vesting one-third at the end of the first year and the remaining shares vesting quarterly over the next 24 months.
For more information on the program, performance metrics, and the factors used by the Committee to establish the 2024 long-term at-risk performance metrics, see “2024 Long-Term Performance and Time-Based Equity Compensation” in this Proxy Statement.
3 EXECUTIVE COMPENSATION GOVERNANCE AND PROCESS
Role of the Organization and Compensation Committee
We are committed to the highest standards of compensation governance. Comprised entirely of independent outside directors, the Committee is responsible for overseeing our compensation programs for officers and officer succession. This includes reviewing and approving goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance in light of those goals and objectives, and based on this evaluation, recommending our CEO’s compensation level to the independent directors for approval.
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The Committee also recommends to the Board compensation levels and at-risk performance objectives for officers for the 12-month period beginning January 1 of each year. These objectives align with stockholder and customer interests and support our long-term growth and health of the Company. To assist the Committee, our Chairman, President & CEO provides an assessment of each officer’s performance and contribution towards key corporate goals. Our Chairman, President & CEO’s recommendations regarding direct compensation adjustments are provided to the Committee for each of our officers other than himself based on the competitive data and the other factors described below under “Total Compensation Factors.”
The Committee may delegate its duties and responsibilities to one or more subcommittees, consisting of not less than two members of the Committee, as it determines appropriate. The Committee also has the authority to engage outside advisors, such as compensation consultants, to assist it in carrying out its responsibilities.
The Committee starts its planning and review process in February of each preceding year and generally concludes its process in November. After year-end results are final, the Committee reviews the achieved results for the prior year, certifies the achievement of each goal, approves payment of at-risk compensation as certified, and approves the at-risk compensation targets for the current year.
The following summary outlines the key features of our officer compensation program:

WHAT WE DO
We retain an independent compensation consultant who reports to the Organization and Compensation Committee.

We pay for performance with compensation in the form of annual short-term at-risk performance-based compensation, as well as award more than half of long-term equity compensation in the form of at-risk restricted stock units (RSUs) subject to performance-based vesting criteria over a three- year period.

We set minimum performance standards for incentive compensation.

We cap individual payouts for short-term at-risk performance-based compensation and long-term at-risk equity compensation plans.

We hold an annual “say-on-pay” advisory vote.

We require stock ownership with minimum holding requirements for all directors and officers to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers.

We maintain an executive compensation recovery, or “clawback,” policy aligned with NYSE requirements and Rule 10D-1 under the Securities and Exchange Act of 1934 requiring the reimbursement of excess incentive-based compensation provided to the executives in the event of certain restatements of our financial statements.

WHAT WE DON’T DO
No excessive perquisites; the Group provides officers with only limited perquisites consisting of a company vehicle with related excess liability insurance.

No tax gross-ups on perquisites or other personal benefits.

No employment agreements; other than participation in the Executive Severance Plan, none of our current officers are party to individual employment or severance agreements.

No single-trigger change-in-control benefits; the Group’s Executive Severance Plan provides for change-in-control severance benefits upon a qualifying termination of employment following a change-in-control; the Group’s equity compensation plan does not require single-trigger vesting acceleration upon a change-in-control.

No hedging and pledging of Group stock; the Group’s directors and officers are prohibited from hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt, in accordance with the anti-hedging prohibition in our insider trading policy; directors and officers are also prohibited from pledging their ownership of Group stock in accordance with an anti-pledging provision in our insider trading policy.

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Role of the Independent Executive Compensation Consultant and Total Compensation Factors
Each year the Committee reviews, assesses, and recommends to the full Board all compensation for our officers after determining that the compensation for these individuals is competitive relative to companies of comparable size, complexity, location, and business nature (see below for additional discussion of this comparison).
Role of the Independent Executive Compensation Consultant
With respect to 2024 compensation decisions, the Committee engaged Meridian Compensation Partners (Meridian) as its independent executive compensation consultant.
Under the terms of its engagement, Meridian reports directly to the Committee; the Committee has sole authority to retain, terminate, and approve the fees paid to Meridian; and Meridian may not be engaged to provide any other services to the Company without the approval of the Committee. Other than its engagement by the Committee, Meridian does not perform any other services for the Group. The Committee believes having an independent evaluation of compensation is a beneficial tool for the Committee, the Group, and stockholders. The Committee retained Meridian for several purposes, including:
•
Constructing and reviewing competitive compensation comparisons from readily available published survey and public filings data

•
Performing a competitive assessment of the compensation programs and best practices for directors and officers

•
Reviewing our compensation plans, including base salary, short-term at-risk compensation, and long-term at-risk equity compensation, relative to the plans of our proxy peer group

The Committee annually assesses Meridian in light of various factors, including performance and those factors required by SEC rules and NYSE Listed Company Rules regarding compensation consultant independence. The Committee has affirmatively concluded that Meridian is independent from California Water Service Group and has no conflicts of interest relating to its engagement by the Committee.
Total Compensation Factors
The Committee reviewed a number of compensation recommendations, including those pertaining to the officers that were based on the competitive assessments provided by and through consultation with Meridian. The Committee’s recommendations to the Board were made, however, entirely by the Committee in its sole discretion.
To determine competitive compensation practices for 2024, the Committee relied, in part, on published survey compensation data, as well as proxy data for individual peer companies, compiled by Meridian. The individual companies are referred to in this proxy statement as the “Peer Group.” In partnership with the independent consultant, a robust process has been established to appropriately assess the relevance of different companies in the context of making competitive compensation comparisons. As with prior years, an established process was used to assess the proxy peer group composition and to establish the fiscal 2024 peers using the following factors:

Regulated Utilities	Companies that are generally highly regulated public gas, water, or multi-utility-based organizations
Similar Business Models	Companies that operate in similar arenas, requiring similar skills and experiences from their executive talent, and being subject to similar market forces
Size (Revenue Within 1/2x-2x Range)	Companies of a broadly relevant size as an indicator of complexity and scope for executive roles; companies that are of a reasonable size for making market comparisons
Other Factors	Companies that are subject to unique California statutes that are applicable to the Group (we aim for a portion of the peer group to meet this requirement)
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On October 29, 2024, the Committee approved the following 2024 proxy peer group from which to derive competitive pay information, comparing each officer’s compensation to market levels for his/her executive position.

Allete, Inc.	MGE Energy
American States Water Company	Northwest Natural Gas Company
Avista Corporation	NorthWestern Corp.
Black Hills Corp.	Otter Tail Corporation
Chesapeake Utilities Corp.	PNM Resources
Essential Utilities, Inc.	San Jose Water Group
IDACORP, Inc.	Unitil Corporation
After consideration of the competitive data, in making compensation recommendations for the 2024 fiscal year for the officers, the Committee’s general objective was to set total compensation within a “competitive range” for each officer’s position based on the competitive data. The Committee considers the “competitive range” to mean that compensation levels are within plus or minus 20% of the median compensation levels, as determined by reference to data derived from peer group companies or general industry survey data, as applicable. The “competitive range” was determined after giving consideration to the stricter regulatory regime within which the Company operates as compared to its peers, and the flexibility this range provides in attracting and retaining qualified individuals to serve as our NEO’s. In addition, this range provides flexibility to the Committee to adjust for the fact that some members of our peer group are multi-utility service providers or provide other utility services. Given reliable proxy data is only available for the CEO and CFO, general industry survey data is referenced using the same approach for the officers in non-CEO and non-CFO roles.
In addition to competitive marked data, the Compensation Committee considered other factors when setting each officer’s compensation including each officer’s experience, tenure, performance and leadership, Group’s performance, regional cost-of-living adjustments, internal equity among the officers, and the need to retain and motivate strategic talent. Based on these other factors, the Compensation Committee may determine it is appropriate to set an officer’s total compensation outside the competitive range.
Stockholder Engagement and Say-on-Pay
Our Board and management value the views of our stockholders and believe that maintaining an active dialogue with them is important to our commitment to long-term stockholder value. For fiscal year 2024, we received 96% of the votes cast on the Say-on-Pay advisory vote taken at the 2024 Annual Meeting of Stockholders. In light of the strong support received at our last Say-on-Pay vote, we did not make any changes to the executive compensation program in response to the 2024 Say-on-Pay vote.

Say-on-Pay Vote
2024 96%	2023 96%	2022 92%	2021 93%	2020 92%

The Committee recognizes that best practices in executive compensation continue to evolve, and we believe in soliciting feedback from stockholders to better understand their perspectives, to receive their input on our business strategy and execution, and to gather feedback regarding other matters of investor interest. Over the course of
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2024, management engaged regularly with investors at conferences, one-on-one meetings, and other forums, and discussed several topics, including corporate strategy, financial results, executive compensation, and environmental, social, and governance issues.
Through stockholder feedback, we have observed the following:
•
Stockholders have shared favorable views of our executive leadership team, including each of the named executive officers, and the alignment between pay and performance.

•
Stockholders understand the drivers of the non-cash change in pension which can change significantly based on uncontrollable factors (such as the discount rate) represent a large non-cash portion of the reported total compensation for our CEO and did not see previously reported amounts as a risk factor that influenced their Say-on-Pay vote. Instead, stockholders tend to focus on changes in our CEO’s pay, excluding the actuarial change in pension value.

The following table shows the Board’s and Compensation Committee’s responsiveness to stockholder feedback over the past several years.

Recent Governance and Executive Compensation Changes

Governance
•
Formed the Enterprise Risk Management, Safety, and Security Committee

•
Environmental, social, and governance (ESG) items are now overseen by the Nominating/Corporate Governance Committee

•
Adopted four new policies: Environmental Sustainability; Diversity, Equality, and Inclusion; Political Engagement; and Human Rights

•
Intend to publish our 2024 Sustainability report in May 2025 with disclosure aligned with the Sustainability Accounting Standards Board (SASB) Water Utilities & Services Industry Standards and the recommendations of the Task Force on Climate-related Financial Disclosures as well as in reference to Global Reporting Initiative (GRI) standards

•
Included an ESG metric in the 2022, 2023, and 2024 long-term at-risk compensation program for the three-year performance periods 2022-2024, 2023-2025, and 2024-2026

Compensation
•
Continued emphasis on allocating long-term equity compensation to performance-based equity awards

•
Modified the performance criteria used for long-term and short-term at-risk compensation programs

•
Revised the methodologies used to determine our Supplemental Executive Retirement Plan (SERP)’s actuarial assumptions and amended the plan, increasing the plan’s unreduced retirement age from 60 to 65

•
Conducted an independent, third-party review of:

•
Our President and CEO’s compensation program

•
Our executive short-term and long-term at-risk compensation programs

•
Our proxy peer group

•
Updated our peer group to reflect industry changes

4 2024 PERFORMANCE GOALS AND PERFORMANCE
Pay-for-Performance
Our executive compensation program is designed to link officer compensation to our overall short-term and long-term performance (as measured by key operational and financial objectives incorporated in both short-term (ARP) and long-term (ARP-LT) performance-based compensation programs as outlined below).
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•
We utilize a short-term performance-based compensation program consisting of an annual at-risk performance-based short-term cash award that supports our long-term growth objectives of the Group.

•
We grant to our officers long-term equity compensation of which more than half is in the form of restricted stock units (RSUs) subject to at-risk performance-based vesting criteria.

•
The Group’s Chairman, President & CEO is awarded 72% of long-term equity compensation in the form of RSUs, subject to performance-based vesting criteria, with the remaining 28% awarded in the form of time-based restricted stock awards (RSAs).

•
The Group’s senior vice presidents are awarded 65% of long-term equity compensation in the form of RSUs, subject to performance-based vesting criteria, with the remaining 35% awarded in the form of RSAs.

•
The Group’s vice presidents are awarded 61% of long-term equity compensation in the form of RSUs, subject to performance-based vesting criteria, with the remaining 39% awarded in the form of RSAs.

•
All other executives are awarded 64% of long-term equity compensation in the form RSUs, subject to performance-based vesting criteria, with the remaining 36% awarded in the form of RSAs.

•
We use a three-year performance period for the long-term performance-based RSUs with vesting based upon achievement of annual performance targets related to ESG, shareholder value, and earnings per share.

2024 Corporate Goals, Objectives, and Achievements
Each year, our officers establish a number of corporate goals and objectives that seek to promote long-term growth and align the interests of stockholders, customers, and employees. The objectives are communicated internally and monitored quarterly. Changes in base salary for our Chairman, President & CEO and other NEOs are generally based on progress against certain of these key corporate goals, officer performance goals, and individual officer performance.
Once the Committee assesses the business results for each long-term goal as described below for 2024, the Committee then reviews and discusses the overall performance of each officer and the competitive data provided by the independent consultant retained by the Committee. Once reviewed and agreed upon, the Committee recommends to the Board the base salaries for our officers (including the Chairman, President & CEO).

Group Operations:
•
Completed purchase of Kings Mountain Park Mutual Water Company and Kukui’ula South Shore Community Services’ Wastewater System

•
Named one of “America’s Most Responsible Companies” by Newsweek magazine for fourth consecutive year

•
Named one of “World’s Most Trustworthy Companies” by Newsweek magazine for the second year in a row & one of  “America’s Greenest Companies” thanks to sustainability and corporate citizenship efforts

•
Earned the U.S. Environmental Protection Agency’s 2024 WaterSense Excellence in Promoting WaterSense Labeled Products Award for second consecutive year

•
Proactive wildfire mitigation including vegetation management, infrastructure upgrades, crew positioning, and backup power systems

Financial:
•
Record level of capital investments totaling $471 million, including $8 million in treatment facilities for per- and polyfluoroalkyl substances (PFAS)

•
Continue to maintain financial discipline with strong balance sheet, while allocating capital in an efficient manner

•
Increased the Group’s 2024 annual dividend by eight cents, or 7.7%, which represents our 57th consecutive annual dividend increase

•
Received authorization from the CPUC in August 2024 to issue up to $1.3 billion in future debt and equity securities

•
Received affirmation of our S&P Global credit rating of A+ Stable for California Water Service Company

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Regulatory:
•
Received proposed decision and alternate proposed decision on 2021 General Rate Case

•
Received authorization from the CPUC granting a one-year extension in our Cost of Capital Application to May 1, 2026

•
Received approval of advice letters seeking recovery of  $94.2 million to be recognized as cash over the next three years

•
Secured $83 million from the State of California Extended Water and Wastewater Arrearage Payment Program to relieve customers of past-due balances accumulated during the pandemic

Employee Retention and Development:
•
National Association of Water Companies awarded Maui Operations Manager Living Water Award for leadership during Lahaina fires

•
Received recertification as a Great Place to Work® by the Great Place to Work® Institute for the ninth consecutive year

•
Named Bay Area Top Workplace for the 12th year

Performance-Based Short-Term At-Risk Compensation
As strategic goals are long-term in nature, we maintain an annual performance-based short-term at-risk compensation program for officers designed to align annual performance and achievement with the long-term strategic goals of the Group. The performance-based short-term compensation is fully at risk with payout dependent upon achievement of certain performance objectives over a one- year performance period.
The Committee considered a number of factors when establishing the 2024 short-term at-risk performance metrics, including:
Our long-term strategic plan Historical performance The regulatory environments in which we operate	Feedback and analysis from our independent compensation consultant Stockholder feedback Management performance
The annual performance metrics are designed to reward performance, to foster and enhance cross-functional integration, and to support customer service, continuous improvement, and team accountability while focusing on key corporate goals and initiatives that align with our strategic priorities and long-term growth. Performance metrics focus on achieving annual financial, operational, and safety goals, all of which are tied to advancing the Company’s values, key initiatives, and long-term sustainable growth for our stockholders.
As in prior years, the annual short-term at-risk compensation program for 2024 included two financial metrics — Infrastructure Improvement and Utility Plant Investment and Budget to Actual Performance (EPS). Both of these metrics are key measures of overall Company financial performance and health and are drivers of sustained stockholder value.
The annual performance-based short-term at-risk compensation program also includes three performance metrics tied to operations, customer service, and public health. For 2024, these performance metrics were Water Quality and Public Health, Customer Service and Support, and Emergency Preparedness and Safety. These metrics reflect the critical importance of and the Company’s long-standing focus and prioritization on public health and safety for our customers, employees, and communities and providing affordable and excellent service to our
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customers. As a provider of essential water and wastewater services to approximately 2 million people, we must provide safe, reliable service to our customers. We also must comply with the policies and procedures established by the states in which we operate as required by the Safe Drinking Water Act. We must also comply with numerous regulations such as the California State Water Resources Control Board, Division of Drinking Water (DDW) standards, which also incorporates U.S. Environmental Protection Agency (EPA) drinking water standards. Similarly, our subsidiaries in Washington, Hawaii, and New Mexico are regulated by their respective state health regulators and the EPA. The operational performance metrics support our commitment to compliance with these policies, procedures, and regulations.
Targets for each of the performance metrics were designed to be challenging and are critical to how we operate as a public utility to serve our customers, communities, and stockholders. All metrics under the annual short-term at-risk compensation program are equally weighted. If the threshold performance level is reached for a performance metric, the total payout for that metric is 50% of the target payout opportunity. If the maximum performance level is reached for a performance metric, the total payout for that performance metric is capped at 200% of the target payout opportunity. If the threshold goal is not achieved for a performance metric, there is no payout for that performance metric.
Primarily due to the delayed final decision from the CPUC on Cal Water’s then pending 2021 General Rate Case (2021 GRC) to set new revenue, rates, and regulatory mechanisms for 2023, there was no payout in 2023 under the Budget to Actual (EPS) performance metric under the annual short-term at-risk compensation program as threshold achievement was not met. The 2021 GRC was originally scheduled to be completed on December 31, 2022 with new rates effective on January 1, 2023. On January 24, 2024, the assigned CPUC Administrative Law Judges (ALJs) issued a Proposed Decision (PD) on the fully litigated 2021 GRC, and concurrently, the assigned CPUC Commissioner issued an Alternate Proposed Decision (APD) opposing and modifying certain decisions made by the ALJs. We were unable to determine which of the two proposed decisions would be adopted by the CPUC, or if a second alternate proposed decision would be issued. As a result of this uncertainty, we were unable to reasonably estimate and record the impact on 2023 operating revenue and therefore the Committee did not approve any payout of the budget to actual performance metric for 2023, which was weighted as 20% of the total plan.
On March 7, 2024, the CPUC issued a decision on the 2021 GRC, increasing revenues retroactive to January 1, 2023. As a result, during first quarter of 2024, $87.5 million in revenue attributable to 2023 was recorded. Total operating revenue for 2024 was $1.04 billion, resulting in earnings per share of  $3.25, exceeding the budget by 53%. This resulted in 200% achievement of the budget-to-actual annual short-term at-risk compensation performance metric.
While our total shareholder return for the most recently completed fiscal year was below median relative to our peer group, the Committee determined that the 2024 short-term at-risk payout levels were appropriate based on the management team’s performance against the pre-established performance metrics. As noted above, we achieved record levels of revenue, EPS, net income, and capital investment levels in 2024, demonstrating that our short-term at-risk compensation appropriately rewards our NEOs for achieving performance metrics tied to financial and strategic milestones rather than stock price performance, which is more directly tied to our long-term performance and time-based equity compensation.
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For 2024, the Committee granted the opportunity for our officers to receive short-term at-risk (ARP) performance awards as follows:

Chairman, President & CEO Target ARP Payout: 100% of base salary Actual ARP Payout Range: 0% to 200% of target, based on performance

Vice Presidents Target ARP Payout: 35% of base salary Actual ARP Payout Range: 0% to 200% of target, based on performance

Senior Vice Presidents Target ARP Payout: 40% of base salary Actual ARP Payout Range: 0% to 200% of target, based on performance

All Other Officers Target ARP Payout: 30% of base salary Actual ARP Payout Range: 0% to 200% of target, based on performance

Payment of the short-term at-risk performance awards is typically made in March, following the Group’s receipt of audited financial statements and the subsequent certification of the Group’s performance by the Committee.
See below for additional information regarding the performance goals and resulting payouts under the annual short-term at-risk compensation program for 2024.
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2024 Annual Short-Term At-Risk Performance Goals
Water Quality and Public Health Weight: 20%
This metric evaluates performance based on the number of procedural violations and violations of primary and secondary drinking water standards. The CPUC has authority to set drinking water standards for Cal Water. It has adopted the California State Water Resources Control Board, Division of Drinking Water (DDW) standards, which also incorporate U.S. Environmental Protection Agency (EPA) drinking water standards. Similarly, the Group’s subsidiaries in Washington, Hawaii, and New Mexico are regulated by their respective state health regulators and the EPA. We include all state operations in the performance metric for primary and secondary water quality. The procedural water quality metric measures activity in the California subsidiary only, but in the future, the procedural water quality metric could include other states’ compliance.
•
A primary drinking water standard violation is related to public health, either acute or long-term

•
A secondary drinking water standard violation is related to taste or aesthetics, such as excessive iron and manganese, which can generate customer complaints

•
A procedural drinking water violation is a missed sample or other non-compliance item that is not a violation of a primary or secondary drinking water standard

We make it a priority to meet all water quality standards, every day, in every service area. For this reason, the target performance level was set for no primary drinking water standard violations, two or fewer secondary drinking water standard violations, and no more than four procedural drinking water violations.

	Performance Level*	Primary Drinking Water Standards Violations (All states)	Secondary Drinking Water Standards Violations (All States)	Procedural Drinking Water Violations (California only)	Percent of Target Earned
	Maximum	0	0	0	200%
	Target	0	2 or fewer	Up to 4	100%
	Threshold	1 or fewer	4 or fewer	Up to 8	50%
	* An additional tier applies between the target and maximum level
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Customer Service and Support Weight: 20%
The first metric measures against CPUC standards and three internal performance indicators for all California service areas, Hawaii, New Mexico, and Washington, including key measurements for telephone responsiveness, service responsiveness, billing accuracy and timeliness, and general levels of customer complaints. CPUC customer service standards are found in the CPUC’s General Order 103-A.
The Customer Service metric is evaluated each quarter for 10 measurements in 20 California service areas, Hawaii, New Mexico, and Washington for an annual target of 863 – 848 and a maximum annual measurement of 920.
The second performance metric is based upon the company increasing enrollment in Cal Water’s Electronic Bill Presentation (e-billing) in our customer portal. E-billing allows customers more convenience by allowing them to view their bills and manage their account at their discretion. Additionally, e-billing helps reduce the environmental impact and reduces operation costs. An increase in the percentage of customers participating in e-billing of at least 5% from December 31, 2023 will result in an additional 25 percentage points added to the service metric achievement.
The third performance metric is based upon the Company increasing enrollment in PromisePay, allowing customers with delinquent balances more flexible and convenient payment arrangements while reducing the number of customer accounts that are sent to collections. A decrease in the number of accounts sent to collections by 5% from December 31, 2023 will result in an additional 25 percentage points added to the service metric achievement.

	Performance Level*	Criteria	Percent of Target Earned
	Maximum	98.0% of maximum annual metric, plus decrease in customer accounts sent to collection by at least 5% from December 31, 2023; plus increase in customer accounts paying by e-billing by at least 5%	200%
	Target	94.1% of maximum annual metric	100%
	Threshold	90.9% of maximum annual metric	50%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
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Infrastructure Improvement and Utility Plant Investment Weight: 20%
Historically, the annual Board-approved capital expenditures budget is the target for this metric. Investment in utility plant, property, and equipment is a driver of stockholder return and a key component of providing reliable, high-quality water service to customers. This metric is updated each year to reflect the annual approved capital program and budget for the Group and its subsidiaries and is tied to regulatory approvals. As the outcome of the California general rate case was still pending as of fiscal year end and there was not yet regulatory approvals for 2023, the 2024 target performance level was set at $360 million, which represents a 24% increase over the 2023 target performance.

	Performance Level*	2024 (In Millions)	Percent of Target Earned
	Maximum	$400	200%
	Target	$360	100%
	Threshold	$330	50%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
Budget to Actual Performance (EPS) Weight: 20%
This metric measures the annual budget-to-actual performance of the Company. Specifically, this measure compares the actual diluted earnings per share to the forecasted diluted earnings per share for the calendar year. The forecasted diluted earnings per share is adopted during the budget process by the Board of Directors each year. By adhering to budgets, management can demonstrate to the Board, stockholders and customers that the Company is effective at managing controllable costs and has the ability to efficiently execute its business plan.

	Performance Level*	EPS Variance From Budget	Percent of Target Earned
	Maximum	Over 10%	200%
	Target	−2.5% to 2.5%	100%
	Threshold	−5.1% to −7.5%	50%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
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Emergency Preparedness and Safety Weight: 20%
This metric is measured annually and is comprised of five safety program components. These five components include Community Emergency Operations Center (EOC) training; full attendance at Cal Water mandated safety, wildfire preparedness, and cyber training for all employees (minimum of five training topics annually); Total Case Incident Rate (TCIR), which represents the average number of work-related injuries incurred by 100 workers during a one-year period as measured against California companies; the number of preventable vehicle accidents; and the number of unannounced site safety audit and immediate onsite reviews. The five safety components are weighted as follows:
•
Community EOC Training — 20%

•
Training Attendance Rate — 10%

•
TCIR — 20%

•
Preventable Vehicle Accident — 30%

•
Unannounced Site Safety Audit and Immediate Onsite Review — 20%

Focused on improving the management of these safety programs, our officers have set this metric to improve performance from current conditions towards industry averages, where applicable, and performance expectations. Performance levels for the Community EOC Training, Preventable Vehicle Accident, and Unannounced Site Safety Audit and Immediate Onsite Review metrics have been increased as compared to the 2023 performance levels.
Community EOC Training

	Performance Level*	Performance Target	Percent of Target Earned
	Maximum	Conduct 20 community EOC trainings	200%
	Target	Conduct 15 community EOC trainings	100%
	Threshold	Conduct 12 community EOC trainings	50%
	* An additional tier applies between the target and maximum level. Training Attendance
	Performance Level*	Performance Target	Percent of Target Earned
	Maximum	100% of applicable employees	200%
	Target	90% of applicable employees	100%
	Threshold	80% of applicable employees	50%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
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TCIR
Performance Level*	Performance Target	Numeric Equivalent	Percent of Target Earned
Maximum	25% improvement over target result	2.55	200%
Target	Maintain 2022 achieved TCIR, excluding OSHA reportable COVID-19 incidents	3.40	100%
Threshold	90% of target result	3.74	50%
* Multiple tiers apply between the threshold and target level, and between the target and maximum level. Preventable Vehicle Accident
Performance Level*	Performance Target	Numeric Equivalent	Percent of Target Earned
Maximum	20% improvement over target result	33	200%
Target	Maintain 4-year average (2020-2023) achieved results	41	100%
Threshold	90% of target result	45	50%
* Multiple tiers apply between the threshold and target level, and between the target and maximum level. Unannounced Site Safety Audit and Immediate Onsite Review
Performance Level*	Performance Target		Percent of Target Earned
Maximum	540 Audits		200%
Target	400 Audits		100%
Threshold	365 Audits		50%
* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
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2024 Short-Term Performance Goal Achievements
Performance Metric	Minimum Threshold Performance	Target Performance	Maximum Performance	Achieved Results
Water Quality and Public Health Weight: 20%	Up to one primary (all states), up to four secondary (all states), up to eight procedural violations (California only)	No primary (all states), up to two secondary (all states), up to four procedural violations (California only)	No primary (all states), no secondary(all states), no procedural violations(California only)	200% — No primary, no secondary, no procedural violation
Customer Service and Support Weight: 20%	91% of the maximum annual metric	94% of the maximum annual metric	98% of the maximum annual metric; at least 5% decrease in customer accounts sent to collections from December 31, 2023; at least 5% increase in customers paying by e-billing from December 31, 2023	175% — Achieved 100% of the maximum annual metric, 7% decrease in customer accounts sent to collections from December 31, 2023; 4% increase in customers paying by e-billing from December 31, 2023
Infrastructure Improvement and Utility Plant Investment Weight: 20%	$330 million in company-funded capital expenditures	$360 million in company-funded capital expenditures	$400 million in company-funded capital expenditures	200% — $450.5 million in company-funded expenditures
Budget to Actual (EPS) Weight: 20%	Negative 10% EPS variance from budget	+/- 2.5% EPS variance from budget	Positive 10% EPS variance from budget	200% — 53% variance over budget
Emergency Preparedness and Safety Weight: 20%				115% — Overall safety
	• Conduct 12 community EOC trainings	• Conduct 15 community EOC trainings	• Conduct 20 community EOC trainings	• Conducted 23 community EOC trainings
	• 80% of applicable employees trained	• 90% of applicable employees trained	• 100% of applicable employees trained	• 100% of applicable employees trained
	• 90% of TCIR target	• Maintain 2022 target TCIR numeric equivalent, metric excludes OSHA reportable COVID-19 incidents	• 25% improvement over TCIR target	• 88% of 2022 TCIR target
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Performance Metric	Minimum Threshold Performance	Target Performance	Maximum Performance	Achieved Results
	• 90% of preventable vehicle accident target	• Maintain 4-year average (2020-2023) achieved result for preventable vehicle accidents	• 20% improvement over preventable vehicle accident target	• 2% improvement over preventable vehicle accident target
	• 365 unannounced site safety audits and immediate onsite review	• 400 unannounced site safety audits and immediate onsite review	• 540 announced site safety audits and immediate onsite review	• 453 announced site safety audits and immediate onsite review
Consistent with the results summarized above, the Committee approved the total payout of 178%.
Performance Metric	Weight	Achievement	Achieved Results
Water Quality and Public Health	20%	200%	40%
Customer Service and Support	20%	175%	35%
Infrastructure Improvement and Utility Plant Investment(1)	20%	200%	40%
Budget to Actual Performance (EPS)(2)	20%	200%	40%
Emergency Preparedness and Safety	20%	115%	23%
Final 2024 Achievement			178%

(1)
Company-funded capital expenditure was $451 million. The Group’s 2024 achieved capital expenditures was $471 million as reported in item 7 of the Group’s Form 10-K for the year ended December 31, 2024 as filed with the SEC. Excluding developer-funded expenditures of  $20 million and including an increase in accounts payable accrual of  $2.4 million for capital project spend, the Group spent $451 million on company-funded capital expenditures for the 2024 performance period.

(2)
Due to delayed adoption of the 2021 California General Rate Case, 2024 revenue and net income included interim rate relief totaling $87.5M and $64.0M, respectively, attributable to 2023. Budget to Actual performance metric received no payout for the 2023 performance period due to the same delay by the California Public Utilities Commission.

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The table below summarizes the total performance-based short-term at-risk compensation earned by our officers for the fiscal year ended December 31, 2024.
Name	2024 Short-Term At-Risk Compensation Earned ($)(1)
Martin A. Kropelnicki	$1,869,000
James P. Lynch	334,640
David B. Healey	—
Michael B. Luu	319,973
Shawn C. Bunting	299,040
Shannon C. Dean	237,524

(1)
The short-term at-risk compensation is paid annually following certification of the prior year’s results by the Committee.

2024 Long-Term Performance and Time-Based Equity Compensation
The purpose of our long-term equity compensation is to align executive compensation with the long-term interests of both stockholders and customers, to create incentives for officer recruiting and retention, to encourage long-term performance by our officers, and to promote stock ownership. Risk is taken into account in determining the aggregate amount of at-risk compensation and performance criteria, including assessment of risk management and risk mitigation.
As with target short-term at-risk compensation, the Committee reviewed the competitive range of long-term equity compensation and total direct compensation for similar positions within the competitive market in making decisions regarding long-term equity compensation awards for 2024. The Committee also believes that, in the interest of strengthening and rewarding teamwork and collaboration within the officer team, the annual equity awards granted to each of our officers should be based on the same objectives and methodology.
Based on the methodology described above the Committee set the total target value for the long-term at-risk (ARP-LT) equity compensation awards for 2024 as follows:

2024 Total Target Value for Long-Term At-Risk Equity Compensation Awards
President & CEO  — Target ARP-LT Total Value: $1,700,000 ($1,232,000 RSUs and $468,000 RSAs)
Group’s Sr. Vice Presidents — Target ARP-LT Total Value: $215,000 ($140,000 RSUs and $75,000 RSAs)
Group’s Vice Presidents — Target ARP-LT Total Value: $190,000 ($115,000 RSUs and $75,000 RSAs)
All Other Officers  — Target ARP-LT Total Value: $125,000 ($80,000 RSUs and $45,000 RSAs)

For the performance metrics applicable to the 2024 performance-based RSU award, the Committee will certify the level of achievement at the end of the three-year performance period. The number of shares awarded at the end of the three-year performance period is based on the extent the performance criteria is met over such time and subject to the officer’s continued employment through such date.
The 2024 performance-based RSUs are subject to the following performance measures, goals, and related payout levels for the three-year period ending on December 31, 2026.
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2024 Long-Term Performance-Based Equity Compensation Metrics
(Performance Period 2024 — 2026)
Return on Equity Weight: 40%
This metric measures return on equity (ROE) as shown in the public financial statements of California Water Service Group. It is defined as net income divided by average common stockholders’ equity for the three-year performance period. The final three-year achievement will be certified at the end of the three-year performance period. Stockholders expect the Company to earn its authorized return on equity for its regulated business. For this reason, the metric uses the authorized ROE as the target for 100% performance achievement. The rationale for tiers above and below the authorized ROE is to account for regulatory mechanisms and lag.

	Performance Level*	Annual Return on Common Stockholders’ Equity	Percent of Target Earned
	Maximum	Target plus 50 basis points	200%
	Target	California authorized ROE	100%
	Threshold	Target minus 100 basis points	50%
	* An additional tier applies between the target and maximum level.
Growth in Stockholders’ Equity Weight: 40%
This metric measures growth in stockholders’ equity by the accumulation of two factors over the performance period growth in total stockholders’ equity and actual dividends paid in the calendar year. These growth values can be objectively validated using the Company’s audited annual financial statements. The metric, in a stock-price neutral way, measures the growth in stockholders’ equity created by the Company over the performance period. Investors in water utilities are interested in value creation along with dividend growth.

	Performance Level*	Accumulation of Stockholder Value Over the Performance Period	Percent of Target Earned
	Maximum	$825 million	200%
	Target	$725 million	100%
	Threshold	$675 million	50%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
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Grant Funding for Water Infrastructure Projects Weight: 20%
The water infrastructure and conservation needs of the communities that are served by the subsidiaries of California Water Service Group continue to grow. These needs range from replacing existing facilities that have reached the end of their useful lives to constructing brand new facilities to meet — if not surpass — state and federal drinking water quality standards, such as those found in the Safe Drinking Water Act. As new water infrastructure is constructed, the corresponding upward pressure on water rates can be particularly challenging in economically distressed communities.
To alleviate some of these pressures, state and federal governments have developed a host of funding programs designed to offset some or all of the costs associated with the costs water utilities incur. As an example, the 2021 Bipartisan Infrastructure Law allocated more than $50 billion to improve the country’s drinking water, wastewater, and stormwater infrastructure. The subsidiaries of California Water Service Group and their customers are generally eligible to receive funding from these programs.
In 2022 and 2023, the Company executed against a corporate goal to develop and implement a formal grant program and strategy to pursue high-value grants to assist with affordability, particularly in areas with the highest need. During this time, the Company secured nearly $6.9 million in grants from various programs, including the U.S. Bureau of Reclamation’s Water SMART grant program and the California Department of Water Resources’ Urban Community Drought Relief Grant Program. The Company now seeks to build upon this success and secure additional public funding for the benefit of its customers.
The proposed performance metric takes into account both the number of applications submitted, and the amount of funding awarded.

	Performance Level	Performance Target	Percent of Target Earned
	Maximum	At least 40 applications for public funding submitted and awarded at least $45 million in public funding	200%
	Target	At least 20 applications for public funding submitted and awarded at least $15 million in public funding	100%
	Threshold	At least 20 applications for public funding submitted	50%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
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2022 Long-Term Performance-Based Equity Compensation Achievement
(Performance Period 2022 — 2024)
In 2022, we granted performance-based equity in the form of RSUs to our officers for the three-year performance period ending on December 31, 2024. The component weighting is 40% for each of the two financial measures and 20% for the environmental leadership metric. The payouts are summarized below:
Performance Metric	Annual Threshold Performance	Annual Target Performance	Annual Maximum Performance	Achieved Results
Return on Equity Weight: 40%	8.70% in 2022, 9.07% in 2023, 9.77% in 2024	CPUC authorized ROE: 9.20% in 2022, 9.57% in 2023, and 10.27% in 2024	9.70% in 2021, 10.07% in 2022, 10.77% in 2023	80% — GAAP ROE — 7.70% in 2022, 3.73% in 2023, 12.44% in 2024
Growth in Stockholders’ Equity Weight: 40%	$575 million	$650 million	$750 million	100% — $655 million
Environmental, Social, and Governance Weight: 20%	No payout below target achievement
Achieve three of the four goals:
1.
Host 21 community resource and customer education events in low-income communities;

2.
100% of employees attend diversity, equality, and inclusion training annually with at least 90% completion rate each year;

3.
Invest $1.5 million in emission-reducing energy solutions; complete comprehensive data analysis and modeling;

4.
Set and publish targets for energy/ ESG intensity of water sourced and/ or delivered to customers.

Achieve all four target goals
200% —  All goals achieved
1.
Hosted 31 community resource and customer education events in low-income communities;

2.
100% of employees attended diversity, equality, and inclusion training annually with at least 90% completion rate each year;

3.
Invested $3.8 million in emission-reducing energy solutions; completed comprehensive data analysis and modeling;

4.
Set and published targets for energy/ESG intensity of water sourced and /or delivered to customers.

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Consistent with the results summarized above, the Committee approved the total payout of 112%.
Performance Metric	Weight	Achievement	Achieved Results
Return on Equity	40%	80%	32%
Growth in Stockholders’ Equity	40%	100%	40%
Environmental, Social, and Governance	20%	200%	40%
Final Achievement			112%
The table below summarizes the total performance-based equity compensation earned by our officers for the three-year performance period ended December 31, 2024.
Name	2024 Performance Stock Earned ($)(1)
Martin A. Kropelnicki	12,443
James P. Lynch(2)	—
David B. Healey	1,109
Michael B. Luu	1,814
Shawn C. Bunting(2)	—
Shannon C. Dean	1,814

(1)
The shares for the 2022 performance stock award, which is comprised of the years 2022, 2023, and 2024, were earned and vested following the end of the three- year performance period on March 1, 2025.

(2)
Mr. Lynch and Mr. Bunting were not employees in 2022 and therefore did not participate in this performance award cycle.

5 OTHER COMPENSATION PROGRAMS
Basic and Supplemental Pension Plan Benefits (SERP)
In addition to the tax-qualified defined benefit plan that covers all permanent employees, supplemental retirement benefits are provided to our officers under the SERP. The SERP is designed primarily to compensate for limitations imposed by the Internal Revenue Code (Code) on allocations and benefits that may be paid to officers under the Group’s tax-qualified plan. Because the Code restricts benefits under the tax-qualified plan, our officers otherwise would not be eligible to receive the retirement benefits that are proportional to the benefits received by our employees. The benefits under the SERP are obtained by applying similar benefit provisions of the Pension Plan to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. The SERP is structured as such that benefits are paid to our officers on a “pay as you go” basis. The SERP is an unfunded, unsecured obligation of the Group and is designed to assist in attracting and retaining key officers while providing a competitive, total compensation program. We believe that pension benefits are an important recruitment and retention tool for our employees and are consistent with practice among most of our peers.
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No pension benefits will be paid to any participant until after retirement. Any pension amounts listed in this Proxy Statement are the year- over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid.
Deferred Compensation Plan
The Group maintains a deferred compensation plan for its directors, officers, and eligible employees. The plan is intended to promote retention by providing eligible employees, including the officers, with a long-term savings opportunity on an income tax-deferred basis. This plan is voluntary and funded by the individuals who elect to participate in the program. There are no company or company- matching contributions.
401(k) Plan
All employees satisfying the eligibility requirements are entitled to participate in our 401(k) plan and receive matching contributions from the Group. Pursuant to the plan, all employees, including our NEOs, are entitled to contribute up to the statutory limit set by the Internal Revenue Service (IRS) and the Group matches 75% for each dollar contributed up to 8% for a maximum company-matching contribution of 6% of employee’s eligible earnings.
Limited Perquisites and Other NEO Benefits
As part of the Group’s automobile policy, officers have the use of a company-owned vehicle, including excess liability insurance. The Committee believes the use of a company-owned vehicle allows our officers to work more efficiently because many of the geographic areas served by the Group are most effectively reached by automobile as opposed to other forms of transportation, such as air travel. Any personal mileage incurred by our officers is taxed as additional compensation in accordance with IRS regulations and paid for by the officers. The Group offers its officers a supplemental medical plan providing proactive health protection services, including executive physicals and emergency travel assistance. Additionally, the Group has a relocation program assisting employees required to move on behalf of the Group to remain as productive as possible during the relocation transition. Employees who receive relocation assistance are required to sign a repayment agreement. Other than these benefits, the Committee’s general philosophy is not to provide perquisites and other personal benefits of substantial value to the officers.
6 EXECUTIVE COMPENSATION POLICIES AND PRACTICES
CEO Pay Overview
Martin A. Kropelnicki, our Chairman, President & CEO since September 1, 2013, made significant contributions managing our 2024 performance. Based on our annual performance objectives for 2024, the Committee granted Mr. Kropelnicki an equity award of  $1,700,000 for 2024, consisting of  $468,000 in the form of time-based RSAs vesting over three years, and $1,232,000 in the form of performance-based RSUs with a three-year performance period. Mr. Kropelnicki also has the opportunity to earn up to 200% of the target performance-based RSU award based on achievement with respect to Committee approved objectives.
With a 2024 base salary of  $1,050,000 and $1,869,000 annual performance-based short-term at-risk compensation (representing a payout of 178% of target), Mr. Kropelnicki’s total direct compensation was $4,735,842 (comprised of salary, earned annual performance-based short-term at-risk compensation bonus, grant date fair value of long-term performance-based restricted stock units, and grant date fair value of time-based restricted stock awards).
Mr. Kropelnicki is a participant in the tax-qualified defined benefit plan that covers all permanent employees as well as the non-qualified supplemental retirement benefit plan provided to our officers under the SERP. The amounts reported in the 2024 Summary Compensation Table later in this Proxy Statement is the change in the actuarial estimate of his future potential pension benefits. The change in pension value represents the present value of future retirement benefits and does not represent any cash payment to or from Mr. Kropelnicki or a change in the formula which determines his retirement benefit.
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Changes in pension value historically have been impacted significantly by external factors unrelated to Mr. Kropelnicki’s compensation, such as discount rate, age at retirement, changes in mortality tables, and vesting status. The discount rate, used to value the pension benefits used for financial statement reporting purposes, is itself driven in large part by the overall interest rate environment and can cause substantial volatility in the change in pension value. For example, over the last 10 years, Mr. Kropelnicki’s change in pension value has ranged from more than $10 million (in 2019) to $0 (in 2020 and 2022).
No pension benefit will be paid to Mr. Kropelnicki until after his retirement from the Group. The net present value of the pension benefit ultimately received by Mr. Kropelnicki will change based on a number of factors, including changes in interest rates, changes in mortality tables, Mr. Kropelnicki’s current age, years of service, and age at retirement.
Stock Ownership Requirements
Officers and members of our Board are required to own shares of Group’s stock to further align their interests with those of our stockholders. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers. Each non-employee director and officer must directly own Group stock having a market value equal to:
Title	Equity
Chairman, President & CEO	3X annual base salary
Group Senior Vice Presidents and Vice Presidents	1.5X annual base salary
Other Officers	1X annual base salary
Non-Employee Directors	5X annual base retainer
Officers must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. Non- employee directors must retain 75% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. For officers, the Committee reviews compliance with these requirements annually. The Nominating/Corporate Governance Committee reviews compliance with these requirements for non-employee directors annually. All non-employee directors and officers are in compliance with this requirement.
The following table summarizes which equity holdings are included in the stock ownership requirements.

WHAT IS INCLUDED Shares personally owned Holdings in our 401(k) plan Holdings acquired through our employee stock purchase program (ESPP)	WHAT IS NOT INCLUDED Unvested equity awards, including RSAs and RSUs options Vested, unexercised stock
Transactions Involving Stock — Insider Trading Policy
The Board has adopted insider trading policies and procedures governing the purchase, sale and other transactions in Group securities by our directors, officers and employees, as well as Group itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and New York Stock Exchange listing rules, as applicable.
As part of these policies and procedures, we also generally prohibit our directors, officers and employees from engaging in hedging transactions (such as swaps, puts and calls, collars, and similar financial instruments) that
California Water Service Group | 2025 Proxy Statement | 75

would eliminate or limit the risks and rewards of share ownership. In addition, our directors and officers may not at any time engage in any short selling, buy or sell options, puts or calls, whether exchange-traded or otherwise, or engage in any other transaction in derivative securities that reflects speculation about the price of our stock or that may place their financial interests ahead of the financial interests of the Group.
Equity Grant Policy and Practices
Group’s long-standing compensation philosophy is to grant executives and eligible employees a mix of time-based restricted stock awards and performance-based restricted stock units and historically has not granted stock options. Annual equity grants typically are made in connection with the regularly scheduled fourth-quarter meeting of the Compensation Committee, which is scheduled months in advance without regard to the potential release of major Group announcements. Group does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. In addition, in 2024 Group did not grant long-term equity incentives (including stock options) during any period beginning four business days before and ending one business day after the filing of any periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any current report on Form 8-K that discloses material nonpublic information.
Executive Compensation Recovery — Our Clawback Policy
In 2023, the Company adopted a new clawback policy that is consistent with the NYSE listing standard adopted under Exchange Act Rule 10D-1 and all current officers of the Company and its subsidiaries have agreed in writing to the policy. Under such policy, in the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws (including any such correction that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), the Company will recover the amount of any incentive-based compensation received by an officer that exceeds the amount that otherwise would have been Received had it been determined based on the restated financial statements
Tax and Section 162(m) Implications
Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain “covered employees,” which term includes all of our named executive officers. While we consider the deductibility of awards as one factor in determining officer compensation, we also look at other factors in making decisions and we retain the flexibility to award compensation that we determine to be consistent with the goals of our officer compensation program even if the awards are not deductible by us for tax purposes.
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Summary Compensation Table
The table below summarizes the total compensation paid or earned by our Chairman, President & CEO, CFO, and the three most highly compensated officers of the Group for the fiscal years ended December 31, 2024, 2023, and 2022.
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($)(1)(2) (e)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4) (h)	All Other Compensation ($)(5) (i)	Total ($) (j)	Total Excluding Change in Pension Value and Non-Qualified Deferred Compensation Earnings(6)
Martin A. Kropelnicki Chairman, President & Chief Executive Officer	2024	1,050,005	1,816,837	1,869,000	—	67,547	4,803,389	4,803,389
	2023	1,050,005	1,225,666	1,449,000	1,062,525	69,556	4,856,752	3,794,227
	2022	1,047,120	980,523	1,281,000	—	42,886	3,351,529	3,351,529
James P. Lynch(7) Senior Vice President, Chief Financial Officer & Treasurer	2024	463,076	229,840	334,640	374,437	40,436	1,442,429	1,067,992
David B. Healey(8) Former Vice President, Chief Financial Officer	2024	108,466	—	—	—	13,491	121,957	121,957
	2023	289,564	—	113,505	382,362	28,451	813,882	431,520
Michael B. Luu Senior Vice President, Corporate Services & Chief Risk Officer	2024	449,016	229,840	319,973	—	50,067	1,048,896	1,048,896
	2023	415,021	204,053	172,204	210,501	49,680	1,051,459	840,958
	2022	377,234	163,449	138,495	—	48,026	727,204	727,204
Shawn C. Bunting(9) Senior Vice President, General Counsel & Business Development	2024	419,630	229,840	299,040	173,888	55,103	1,177,501	1,003,613
	2023	329,235	149,354	138,000	102,395	97,260	816,244	713,848
Shannon C. Dean(10) Senior Vice President, Customer Service & Chief Sustainability Officer	2024	333,026	229,840	237,524	85,222	40,719	926,331	841,109

(1)
Amounts reflect the full grant date fair value of RSAs and performance-based RSUs granted in the years shown, calculated in accordance with FASB Accounting Standards Codification (ASC) Topic 718, disregarding estimates for forfeitures and assuming target performance. Assumptions used in the calculation of these amounts are included in footnote 13 of Group’s annual report on Form 10-K, filed with the SEC on February 27, 2025.

(2)
For time-based RSAs and performance-based RSUs, the grant date fair value was determined using the closing share price of the Company’s common stock on the date of grant. The RSUs reported were calculated assuming 100% achievement of target of the respective pre-established performance metrics. The amounts reported are as follows:

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Name	RSA Grant Date Fair Value $	RSU Grant Date Fair Value at Target Achievement $	RSU Grant Date Fair Value at Maximum Achievement $
Mr. Kropelnicki	500,170	1,316,667	2,633,334
Mr. Lynch	80,186	149,654	299,308
Mr. Healey	—	—	—
Mr. Luu	80,186	149,654	299,308
Mr. Bunting	80,186	149,654	299,308
Ms. Dean	80,186	149,654	299,308

(3)
Amounts in this column reflect the amount paid to each officer pursuant to the performance-based short-term at-risk compensation program for the applicable year.

(4)
Amounts in this column are the year-over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid to any of the Named Executive Officers. Pension values are included in customer rates through a rate recovery mechanism and may fluctuate significantly from year-to- year depending on a number of factors including changes in the discount rate and other assumptions, changes in compensation, years of service, and vesting. Other than assuming retirement at the unreduced retirement age, all assumptions are consistent with those used in the Group’s financial statements and include amounts which the officers may not be entitled to receive due to vesting requirements consistent with the plans. For further information, see the “CEO Pay Overview,” “Basic and Supplemental Pension Plan Benefits,” and “Pension Benefits for Fiscal Year Ended 2024” sections of this Proxy Statement. Earnings on the non-qualified deferred compensation plan are noted on the Non-Qualified Deferred Compensation Table for those officers participating in the plan. Earnings have been excluded from this table since earnings were not at above market or at preferential rates.

(5)
All other compensation for 2024 is comprised of 401(k) matching contributions made by the Group on behalf of the officer, the personal use of company-provided vehicles and associated insurance, supplemental medical reimbursement plan, and relocation benefits. The value of the 401(k) matching contributions made by the Group on behalf of the named executives was $20,700 for the listed executives except, Mr. Healey was $13,491, and Mr. Luu was $17,250. The reported value attributable to personal use of company-provided cars are as follows: Mr. Kropelnicki, $27,047; Mr. Lynch, $8,042; Mr. Healey, $0; Mr. Luu $13,017, Mr. Bunting, $14,603, and Ms. Dean, $7,347. The recorded cost for the supplemental medical plan was $18,600 for the listed executives except Mr. Lynch $10,494, Mr. Healey $0, and Ms. Dean, $11,472.

(6)
To show how year-over-year changes in pension value impact total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column differ substantially from, and are not a substitute for, the amounts reported in the “Total” column.

(7)
Mr. Lynch was appointed to Senior Vice President, Chief Financial Officer and Treasurer on January 3, 2024 and assumed the duties of Principal Financial Officer on March 16, 2024. Mr. Lynch was not an NEO during the years 2023 and 2022.

(8)
On May 31, 2023, Mr. Healey returned from retirement and began serving as interim Vice President, Chief Financial Officer and Treasurer, remaining in this role through the end of fiscal 2023 and until Mr. Lynch was appointed Senior Vice President, Chief Financial Officer on January 3, 2024. Mr. Healey then assumed the duties of Principal Financial Officer until March 16, 2024. Mr. Healey was not an NEO during the year 2022.

(9)
Mr. Bunting was not an NEO during the year 2022.

(10)
Ms. Dean was not an NEO during the years 2022 or 2023.

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Grants of Plan-Based Awards for Fiscal Year Ended 2024
The table below sets forth certain information with respect to awards granted during the fiscal year ended December 31, 2024, to each of our NEOs.
		Estimated Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Options Awards ($) (l)
Name (a)	Grant Date (b)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Martin A. Kropelnicki(3)	2/28/2024	378,000	1,050,000	2,100,000
	6/5/2024							10,080	500,170
	6/5/2024				10,083	26,535	53,070		1,316,667
James P. Lynch(3)(4)	2/28/2024	67,680	188,000	376,000
	6/5/2024							1,616	80,186
	6/5/2024				1,146	3,016	6,032		149,654
David B. Healey(3)	2/28/2024
	6/5/2024
	6/5/2024
Michael B. Luu(3)	2/28/2024	64,714	179,760	359,520
	6/5/2024							1,616	80,186
	6/5/2024				1,146	3,016	3,910		149,654
Shawn C. Bunting(3)	2/28/2024	60,480	168,000	336,000
	6/5/2024							1,616	80,186
	6/5/2024				1,146	3,016	3,910		149,654
Shannon C. Dean(3)	2/28/2024	48,038	133,440	266,880
	6/5/2024							1,616	80,186
	6/5/2024				1,146	3,016	6,032		149,654
The threshold, target, and maximum values reported are for the performance-based short-term at-risk compensation program.
(1)
The threshold, target, and maximum units reported are for the full RSU award for the 2024-2026 performance period.

(2)
The time-based RSAs granted to the officers on June 5, 2024, vest over three years, with one-third of the RSAs vesting on March 3, 2025 and the remaining RSAs vesting in equal quarterly installments thereafter. The performance-based RSUs reported reflect the grant date fair value of the award.

(3)
The estimated payout under the non-equity incentive plan for Mr. Lynch was prorated to reflect time served as an executive officer in fiscal year ended 2024.

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Outstanding Equity Awards at Fiscal Year Ended 2024
The following table provides information on unvested time-based RSAs and performance-based RSUs granted to the named executive officers that were outstanding on December 31, 2024.
	Stock Awards		Equity Incentive Plan Awards
Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Market Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1) (j)
Martin A. Kropelnicki	522(2)	$23,662	11,109(2)	$503,571
	3,280(3)	148,682	14,144(3)	641,148
	10,080(5)	456,926	26,535(5)	1,202,832
James P. Lynch	1,616(5)	73,253	3,016(5)	136,715
David B. Healey	106(3)	4,805
Michael B. Luu	106(2)	4,805	1,619(2)	73,389
	525(3)	23,798	1,955(3)	88,620
			444(4)	20,127
	1,616(5)	73,253	3,016(5)	136,715
Shawn C. Bunting	437(3)	19,809	1,630(3)	73,888
	1,616(5)	73,253	3,016(5)	136,715
Shannon C. Dean	106(2)	4,805	1,619(2)	73,389
	525(3)	23,798	1,955(3)	88,620
	1,616(5)	73,253	3,016(5)	136,715

(1)
The market value of the stock awards represents the product of the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33, and the number of shares underlying each such award.

(2)
The time-based RSAs were granted on March 1, 2022, with 33.3% vesting on March 1, 2023, and the remaining 66.7% vesting ratably over 24 months. The performance-based RSUs are for performance periods 2022, 2023, and 2024 and vest on March 1, 2025.

(3)
The time-based RSAs were granted on March 7, 2023, with 33.3% vesting on March 7, 2024, and the remaining 66.7% vesting ratably over 24 months. The performance-based RSUs are for performance periods 2024, 2025, and 2026 and vest on March 7, 2026.

(4)
The time-based RSAs were granted on June 1, 2023, with 33.3% vesting on March 7, 2024, and the remaining 66.7% vesting ratably over 24 months. The performance-based RSUs are for performance periods 2024, 2025, and 2026 and vest on March 7, 2026.

(5)
The time-based RSAs were granted on June 5, 2024, with 33.3% vesting on March 5, 2025, and the remaining 66.7% vesting ratably over 24 months. The performance-based RSUs are for performance periods 2024, 2025, and 2026 and vest on March 5, 2027.

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Option Exercises and Stock Vested for Fiscal Year Ended 2024
Name (a)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Martin A. Kropelnicki	21,960	1,021,310
James P. Lynch	—	—
David B. Healey	2,481	115,065
Michael B. Luu	3,544	165,242
Shawn C. Bunting	626	29,989
Shannon C. Dean	3,544	165,242
Pension Benefits for Fiscal Year Ended 2024
The table below shows the present value of accumulated benefits payable to each NEO, including the number of years of service credited to each officer under the California Water Service Pension Plan (“Pension Plan”) and the SERP, each of which is described elsewhere in this Proxy Statement.
Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(2) (d)	Payments During Last Fiscal Year ($) (e)
Martin A. Kropelnicki(3)	California Water Service Pension Plan	18.80	1,418,120	—
	Supplemental Executive Retirement Plan	15.00	15,179,542	—
James P. Lynch	California Water Service Pension Plan	1.92	137,368	—
	Supplemental Executive Retirement Plan	1.92	237,069	—
David B. Healey	California Water Service Pension Plan	14.50	788,933	60,460
	Supplemental Executive Retirement Plan	14.50	2,363,004	166,099
Michael B. Luu(3)	California Water Service Pension Plan	24.60	832,830	—
	Supplemental Executive Retirement Plan	15.00	1,121,336	—
Shawn C. Bunting	California Water Service Pension Plan	1.84	125,602	—
	Supplemental Executive Retirement Plan	1.84	150,681	—
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Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(2) (d)	Payments During Last Fiscal Year ($) (e)
Shannon C. Dean(3)	California Water Service Pension Plan	31.61	2,327,273	—
	Supplemental Executive Retirement Plan	15.00	894,289	—

(1)
Assumptions used in the calculation of the present value are included in footnote 12 of Group’s annual report on Form 10-K, filed with the SEC on February 27, 2025.

(2)
Includes amounts the NEOs may not currently be entitled to receive because such amounts are not vested. Pension values may fluctuate significantly from year-to-year depending on a number of factors including changes in the discount rate, changes in mortality rates, changes in compensation, years of service, and vesting.

(3)
The maximum number of years of credited service under the SERP is 15 years. Mr. Kropelnicki, Mr. Luu, and Ms. Dean have attained the maximum of 15 years of credited service.

The benefits under the SERP are obtained by applying similar benefit provisions of the Pension Plan, a tax-qualified plan, to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. Under the SERP, all eligible officers are vested after five years of service as an officer and are eligible for the full benefit after 15 years of service and at age 65. SERP participants are eligible for early retirement starting at age 55 and would receive a reduced benefit of their monthly SERP benefit upon early retirement between the ages of 55 and 65 and further adjusted if service credited is less than 15 years. Under the Pension Plan, all eligible employees, including officers, are fully vested after 35 years of service. The SERP is structured such that benefits are paid to officers on a “pay as you go” basis.
The combined maximum benefit payout under the SERP and Pension Plan achievable by an officer is 60% of the average, eligible compensation paid over the previous 36 months prior to retirement, or three highest consecutive years, whichever is higher, excluding any equity compensation. For additional description of the SERP and Pension Plan, see “Basic and Supplemental Pension Plan Benefits (SERP)” in this Proxy Statement.
Non-Qualified Deferred Compensation for Fiscal Year Ended 2024
Name (a)	Executive Contributions in Last FY ($)(1) (b)	Aggregate Earnings in Last FY ($)(1) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FY ($)(2) (f)
Martin A. Kropelnicki	262,350	—	—	4,673,419
Michael B. Luu	34,505	—	(28,535)	492,904
Shannon C. Dean	20,000	—	—	726,128

(1)
All of the amounts reported under “Executive Contributions in Last FY” are included in the Summary Compensation Tables shown below. None of the amounts reported under “Aggregate Earnings in Last FY” are included in the Summary Compensation Table for 2024.

(2)
The amounts reported under “Aggregate Balance at Last FY” that are included in the Summary Compensation Table in years prior to 2024 are as follows: Mr. Kropelnicki, $2,150,491; Mr. Luu, $315,655 and Ms. Dean, $258,000.

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Name		Salary ($)	Non-Equity Incentive Plan ($)	Total ($)
Mr. Kropelnicki	2024	45,000	—	45,000
	2023	—	217,350	217,350
Mr. Luu	2024	22,451	22,451	—
	2023	—	12,054	12,054
Ms. Dean	2024	20,000	—	20,000
	2023	—	—	—
The Deferred Compensation Plan provides specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development, and future business success of the Group. The Deferred Compensation Plan permits the Group’s officers and eligible employees to defer up to 50% of their base salary. In addition, officers can defer up to 100% of their short-term at-risk compensation. The Group does not make any contributions to the Deferred Compensation Plan. The Deferred Compensation Plan’s investment options are similar, but not identical, to the Group’s tax-qualified 401(k) plan and are funded by a Rabbi trust created for the funding of such benefits. Benefits under the Deferred Compensation Plan are payable by the Group upon separation from service with the Group, either in lump sum at separation, in monthly installments over five years following separation, or in lump sum or installments commencing five years following separation.
Severance Arrangements
None of our officers are party to an individual employment agreement. Additionally, our officers are not provided with single-trigger change-in-control benefits.
Consistent with the Group’s compensation philosophy, the Committee believes the interests of stockholders are best served if the interests of senior management are aligned with those of our stockholders. To this end, the Group provides change-in-control severance benefits to our officers under the Group’s Executive Severance Plan to reduce any reluctance of our officers to pursue or support potential change-in-control transactions that would be beneficial to our stockholders. The Group adopted the Executive Severance Plan in 1998, and its purpose is to promote the continued employment and dedication of our officers without distraction in the face of a potential change- in-control transaction. The Group’s Executive Severance Plan is described in further detail below.
Executive Severance Plan
The Group adopted the Executive Severance Plan on December 16, 1998. The Executive Severance Plan provides that if within 24 months following a change-in-control of the Group, the officer’s employment is terminated by the Group for any reason other than good cause or by the officer for good reason (each, a qualifying reason), the Group will make a cash payment to the officer in an amount equal to three times the officer’s base salary on the date of the change-in-control or on the date the officer’s employment terminates, whichever is greater. The payments would be paid in three equal annual installments, commencing on the first of the month following the month in which the officer’s employment terminated, and payable thereafter on the anniversary of the initial payment date. Each officer will also receive a gross-up payment if the officer is required to pay an excise tax under section 4999 of the Internal Revenue Code. This provision for a tax gross-up has been a part of the Executive Severance Plan since its inception in 1998 and has not been modified since then.
Each officer’s entitlement to the severance payment is conditioned upon execution of a release agreement. Additionally, the officer forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.
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For purposes of the Executive Severance Plan, the term “change-in-control” means the occurrence of  (i) any merger or consolidation of the Group in which the Group is not the surviving organization, a majority of the capital stock of which is not owned by the stockholders of the Group immediately prior to such merger or consolidation; (ii) a transfer of all or substantially all of the assets of the Group; (iii) any other corporate reorganization in which there is a change in ownership of the outstanding shares of the Group, wherein thirty percent (30%) or more of the outstanding shares of the Group are transferred to any person; (iv) the acquisition by or transfer to a person (including all affiliates or associates of such person) of beneficial ownership of capital stock of the Group, if after such acquisition or transfer such person (and their affiliates or associates) is entitled to exercise thirty percent (30%) or more of the outstanding voting power of all capital stock of the Group entitled to vote in elections of directors; or (v) the election to the Board of Directors of the Group of candidates who were not recommended for election by the Board of Directors of the Group in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.
For purposes of the Executive Severance Plan, “good cause” exists if  (i) the applicable officer engages in acts or omissions that result in substantial harm to the business or property of the Group, and that constitute dishonesty, intentional breach of fiduciary obligation, or intentional wrongdoing; or (ii) the applicable officer is convicted of a criminal violation involving fraud or dishonesty.
For purposes of the Executive Severance Plan, “good reason” exists if, without the applicable officer’s consent, (i) there is a significant change in the nature or the scope of the applicable officer’s authority, or in his or her overall working environment; (ii) the applicable officer is assigned duties materially inconsistent with his or her present duties, responsibilities, and status; (iii) there is a reduction in the applicable officer’s rate of base salary or bonus; or (iv) the Group changes by 100 miles or more the principal location in which the applicable officer is required to perform services. Had a change-in-control occurred during fiscal year 2024 and had their employment been terminated on December 31, 2024, either without good cause or by the officer for good reason, the NEOs would have been eligible to receive the payments set forth in the table below.
In addition to the Executive Severance Plan, each officer is covered by the Group’s general termination policy. Under the termination policy, each non-union employee of the Group whose employment is terminated without cause is entitled to termination pay of either one week’s pay after completing two years of service or two weeks’ pay after completing five or more years of service, provided at least two weeks’ notice is given. In addition, all officers are entitled to a payout of six weeks of vacation time upon any termination of employment, to be paid in a lump sum at termination.
Potential Payments Upon Termination or Change-in-Control
The information below describes certain compensation that would have become payable pursuant to existing plans and contractual arrangements assuming a termination of employment or a change-in-control and termination of employment had occurred on December 31, 2024, given the officer’s compensation and service levels as of such date.
It is important to note that the amounts of compensation set forth in the table below are based on assumptions set forth above and do not predict the actual compensation that our NEOs would receive. Actual compensation received would be a function of a number of factors that are unknowable at this time, including: the date of the officer’s termination of employment; the officer’s base salary at the time of termination; and, because many elements of the compensation are performance-based pursuant to the Company’s compensation philosophy described in “Performance Goals and Performance” above, the future performance of the Company. Moreover, the restricted stock unit and restricted stock award valuation amounts in case of a change in control and termination of employment assume that these awards immediately accelerate, which is not the case in the absence of a change in control. Rather, RSUs and RSAs continue to vest over time and RSUs are subject to the same performance metrics that apply as if there had been no termination.
In addition to the benefits described below, upon any termination of employment, each of the officers would also be entitled to the benefits as described in the table of Pension Benefits for Fiscal Year 2024 and the amount shown in the column labeled “Aggregate Balance at Last FY” of the table of Non-qualified Deferred Compensation for Fiscal Year 2024 above.
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Martin A. Kropelnicki	Compensation and Benefits	Termination of Employment without a Change-in-Control Severance Amount ($)	Retirement Severance ($)	Change-in- Control and Termination of Employment Severance Amount ($)
Cash Compensation	Cash Severance(1)	161,538	161,538	3,311,538
	ARP(2)	1,050,000	1,050,000	1,050,000
Long-Term Incentives	RSUs(3)	—	1,331,977	2,347,550
	RSAs(4)	—	—	629,270
Benefits	Accrued Vacation	—	—	—
Total		1,211,538	2,543,515	7,338,358

(1)
This amount represents severance and termination wage benefits as described above in the section “Executive Severance Plan” in the Proxy Statement.

(2)
This amount assumes short-term at-risk compensation is paid at target achievement.

(3)
This amount assumes RSUs vest at target achievement and are valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

(4)
This amount represents RSAs valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

James P. Lynch	Compensation and Benefits	Termination of Employment without a Change-in-Control Severance Amount ($)	Retirement Severance ($)	Change-in- Control and Termination of Employment Severance Amount ($)
Cash Compensation	Cash Severance(1)	54,231	54,231	1,464,231
	ARP(2)	188,000	188,000	188,000
Long-Term Incentives	RSUs(3)	—	45,602	136,715
	RSAs(4)	—	—	73,253
Benefits	Accrued Vacation	—	—	—
Total		242,231	287,833	1,862,199

(1)
This amount represents severance and termination wage benefits as described above in the section “Executive Severance Plan” in the Proxy Statement.

(2)
This amount assumes short-term at-risk compensation is paid at target achievement.

(3)
This amount assumes RSUs vest at target achievement and are valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

(4)
This amount represents RSAs valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

California Water Service Group | 2025 Proxy Statement | 85

David B. Healey	Compensation and Benefits	Termination of Employment without a Change-in-Control Severance Amount ($)	Retirement Severance ($)	Change-in- Control and Termination of Employment Severance Amount ($)
Cash Compensation	Cash Severance(1)	—	—	—
	ARP(2)	—	—	—
Long-Term Incentives	RSUs(3)	—	61,196	69,355
	RSAs(4)	—	—	4,805
Benefits	Accrued Vacation	—	—	—
Total		—	61,196	74,160

(1)
Mr. Healey received his cash severance and termination wages as described above under “Executive Severance Plan” in this Proxy Statement at the time of his original retirement on December 31, 2022.

(2)
This amount assumes short-term at-risk compensation is paid at target achievement.

(3)
This amount assumes RSUs vest at target achievement and are valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

(4)
This amount represents RSAs valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

Michael B. Luu	Compensation and Benefits	Termination of Employment without a Change-in-Control Severance Amount ($)	Retirement Severance ($)	Change-in- Control and Termination of Employment Severance Amount ($)
Cash Compensation	Cash Severance(1)	69,138	69,138	1,417,338
	ARP(2)	179,760	179,760	179,760
Long-Term Incentives	RSUs(3)	—	191,519	318,851
	RSAs(4)	—	—	89,481
Benefits	Accrued Vacation	91,609	91,609	91,609
Total		340,507	532,026	2,097,039

(1)
This amount represents severance and termination wage benefits as described above in the section “Executive Severance Plan” in the Proxy Statement.

(2)
This amount assumes short-term at-risk compensation is paid at target achievement.

(3)
This amount assumes RSUs vest at target achievement and are valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

(4)
This amount represents RSAs valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

California Water Service Group | 2025 Proxy Statement | 86

Shawn C. Bunting	Compensation and Benefits	Termination of Employment without a Change-in-Control Severance Amount ($)	Retirement Severance ($)	Change-in- Control and Termination of Employment Severance Amount ($)
Cash Compensation	Cash Severance(1)	48,462	48,462	1,308,462
	ARP(2)	168,000	168,000	168,000
Long-Term Incentives	RSUs(3)	—	94,876	210,603
	RSAs(4)	—	—	93,062
Benefits	Accrued Vacation	—	—	—
Total		216,462	311,338	1,780,127

(1)
This amount represents severance and termination wage benefits as described above in the section “Executive Severance Plan” in the Proxy Statement.

(2)
This amount assumes short-term at-risk compensation is paid at target achievement.

(3)
This amount assumes RSUs vest at target achievement and are valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

(4)
This amount represents RSAs valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

Shannon C. Dean	Compensation and Benefits	Termination of Employment without a Change-in-Control Severance Amount ($)	Retirement Severance ($)	Change-in- Control and Termination of Employment Severance Amount ($)
Cash Compensation	Cash Severance(1)	51,323	51,323	1,052,123
	ARP(2)	133,440	133,440	133,440
Long-Term Incentives	RSUs(3)	—	178,102	298,725
	RSAs(4)	—	—	101,857
Benefits	Accrued Vacation	49,557	49,557	49,557
Total		234,320	412,422	1,635,702

(1)
This amount represents severance and termination wage benefits as described above in the section “Executive Severance Plan” in the Proxy Statement.

(2)
This amount assumes short-term at-risk compensation is paid at target achievement.

(3)
This amount assumes RSUs vest at target achievement and are valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

(4)
This amount represents RSAs valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2024, which was $45.33.

California Water Service Group | 2025 Proxy Statement | 87

2024 CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median associate. In calculating this ratio, SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Our reported pay ratio may not be comparable to that reported by other companies due to differences in industries, scope of operations, business models and scale, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their respective pay ratios. The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, and the methodology as described. For these purposes, we identified the median compensated employee by first including full-time, part-time, seasonal, and temporary employees, excluding the Chairman, President & CEO, for a total of 1267 employees in the median compensation pool. We used actual salary and compensation paid in 2024, as reflected in our payroll records, excluding equity awards and bonus payments as these are not broadly distributed, to determine the median employee. We then calculated the median employee’s total compensation in accordance with SEC rules to determine the pay ratio. We did not annualize the compensation for any employee who did not work for the entire year. We identified our new median employee from our employee population as of December 31, 2024 based on our payroll records. The median employee used was the same from the prior year.
The 2024 annual total compensation of the median compensation of all our employees who were employed on December 31, 2024, other than our Chairman, President & CEO, was $156,618 inclusive of  $43,655 of estimated non-cash present value pension changes. Mr. Kropelnicki’s 2024 annual total compensation was $4,806,299 inclusive of  $0 of estimated change in present value of pension benefits. The ratio of these amounts was 1-to-31.
Measurement	Under SEC Rules	Excluding Change in Present Value of Pension Benefits
CEO Compensation	$4,806,299	$4,806,299
Median Employee Compensation	$156,618	$112,963
Ratio	1:31	1:43
California Water Service Group | 2025 Proxy Statement | 88

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our Chairman, President & CEO and the average of the compensation actually paid to our other NEOs and certain financial performance of the Company. These amounts are calculated in accordance with applicable SEC rules, and do not reflect the actual amount of compensation earned by or paid to our named executive officers during each applicable year.
Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs reward excellent job performance, identify exceptional leadership, and represent fair, reasonable, and competitive total compensation that aligns officers’ interests with the long-term interests of our stockholders and customers. Our executive compensation program is designed to link officer compensation to our overall short-term and long-term performance as measured by key operational and financial objectives incorporated in both long-term and short-term performance-based compensation programs. Please refer to the Compensation Discussion and Analysis section of this proxy statement for details regarding how the Organization & Compensation Committee links the compensation paid to our named executive officers to our corporate performance.
Year(1)	Summary Comp. Table for CEO	Comp. Actually Paid to CEO(2)	Average Summary Comp. Table Total for Non-CEO NEOs	Average Comp. Actually Paid to Non-CEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:		Net Income ($M)	Budget to Actual Performance (EPS)(4)
					TSR	Peer Group TSR(3)
2024	$4,803,389	$4,682,415	$943,423	$859,492	$97.46	$92.93	$190.8	53.0%
2023	$4,856,752	$3,689,961	$1,003,883	$704,548	$107.84	$105.53	$51.9	(52.1)%
2022	$3,351,529	$3,111,318	$820,950	$829,540	$123.71	$123.42	$96.0	(1.7)%
2021	$3,718,087	$4,495,501	$1,204,755	$1,050,610	$144.06	$144.46	$101.1	6.5%
2020	$3,776,856	$4,268,399	$901,550	$983,279	$106.68	$115.75	$96.8	21.0%

(1)
The CEO for all five reporting years was Martin Kropelnicki. The other NEOs in 2024 were James Lynch, David Healey, Shawn Bunting, Michael Luu, and Shannon Dean. The other NEOs in 2023 were David Healey, Thomas Smegal III, Paul Townsley, Michael Luu, Ronald Webb, and Shawn Bunting. The other NEOs in 2022 were Thomas Smegal III, Paul Townsley, Robert Kuta and Michael Luu. The other NEOs in the 2021 and 2020 reporting year were Thomas Smegal III, Paul Townsley, Robert Kuta and Lynne McGhee.

(2)
Amounts reported in this column are based on total compensation reported for our CEOs and the average of the total compensation of our other NEOs in the Summary Compensation Table for the indicated reporting year and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

(3)
Amounts reported in this column represent returns on an initial $100 investment based on the Robert W. Baird Water Utility Index, which we chose as peer group for purposes of the PvP table.

(4)
In accordance with SEC rules, the Group is required to include in the Pay versus Performance table the “most important” financial performance measure (as determined by the Company) used to link compensation actually paid to our CEO and other named executive officers to Company performance for the most recently completed fiscal year. The Group determined that the annual budget-to-actual performance of the Company meets this requirement. This performance measure compares the actual diluted earnings per share to the forecasted diluted earnings per share for the calendar year. The forecasted diluted earnings per share is adopted during the budget process by the Board of Directors each year. By adhering to budgets, management is able to demonstrate to the Board, stockholders and customers that the Company is effective at managing controllable costs and has the ability to efficiently execute its business plan.

California Water Service Group | 2025 Proxy Statement | 89

Chairman, President & CEO Summary Compensation Table (SCT) Total to Compensation Actually Paid (CAP) Reconciliation
2024
Summary Compensation Table Reported Compensation	$4,803,389
Deduction for pension values reported in SCT for the covered year	$(0)
Increase for pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	$66,126
Deduction for grant date fair value of equity awards reported in “Stock Awards” column of the SCT for the covered year	$(1,816,836)
Increase for the fair value as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	$1,980,553
Increase/(Deduction) for the change in fair value as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year	$(268,298)
Increase/(Deduction) for the change in fair value as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	$(90,805)
Increase for the dollar value of any dividends or other earnings paid on stock or option awards in the covered year prior to the vesting date that are not otherwise reflected in the fair value of such award	$8,286
Total Compensation Actually Paid	$4,682,415
California Water Service Group | 2025 Proxy Statement | 90

Average Non-Chairman, President & CEO NEO SCT Total to CAP Reconciliation
2024
Summary Compensation Table Reported Compensation	$943,423
Deduction for pension values reported in SCT for the covered year	$(126,709)
Increase for pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	$45,333
Deduction for grant date fair value of equity awards reported in “Stock Awards” column of the SCT for the covered year	$(183,872)
Increase for the fair value as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	$210,256
Increase/(Deduction) for the change in fair value as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year	$(21,215)
Increase/(Deduction) for the change in fair value as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	$(8,545)
Increase for the dollar value of any dividends or other earnings paid on stock or option awards in the covered year prior to the vesting date that are not otherwise reflected in the fair value of such award	$821
Total Compensation Actually Paid	$859,492
Tabular List of Performance Metrics
The following are the most important financial performance measures (and non-financial performance measures), as determined by the Group, that link compensation actually paid to our NEOs to the Company’s performance for the most recently completed fiscal year.
Budget to Actual Performance (EPS)
Return on Equity for Stockholder Return
Growth in Stockholder’s Equity
Customer Service and Support
Emergency Preparedness and Safety
Infrastructure Improvement and Utility Plant Investment
Water Quality and Public Health
California Water Service Group | 2025 Proxy Statement | 91

Compensation Actually Paid versus Total Shareholder Return (TSR), Net Income, and Budget to Actual Performance
The following graphs describe the relationship between compensation actually paid to our NEOs and the Company’s cumulative Total Shareholder Return, net income and budget to actual performance (EPS) for the indicated years. In addition, the first graph below compares the Company’s cumulative TSR and our peer group cumulative TSR.

Compensation Actually Paid vs. TSR
Compensation Actually Paid
TSR ($M)
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$160
$140
$120
$100
$80
$60
$40
$20
$0
$4,268,399
$4,495,501
$3,111,318
$3,689,961
$4,682,415
$983,279
$1,050,610
$829,540
$704,548
$859,492
$116
$107
$144
$144
$124
$123
$108
$106
$97
$93
2020
2021
2022
2023
2024
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Non-CEO
California Water Cumulative Total Shareholder Return
Peer Group Total Shareholder Return

California Water Service Group | 2025 Proxy Statement | 92

California Water Service Group | 2025 Proxy Statement | 93

Report of the Organization and Compensation
Committee of the Board of Directors on
Executive Compensation
The Organization and Compensation Committee of the Group’s Board of Directors has submitted the following report for inclusion in this Proxy Statement:
The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Organization and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Group’s annual report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.
The foregoing report is provided by the following directors, who constitute the Organization and Compensation Committee:
ORGANIZATION AND COMPENSATION COMMITTEE
Thomas M. Krummel, M.D., Committee Chair
Scott L. Morris
Lester A. Snow
Patricia K. Wagner
California Water Service Group | 2025 Proxy Statement | 94

Organization and Compensation Committee Interlocks and Insider Participation
The following directors were members of the Organization and Compensation Committee during the 2024 fiscal year: Thomas M. Krummel, M.D., Committee Chair, Scott L. Morris, Lester A. Snow, and Patricia K. Wagner. No member of the Organization and Compensation Committee was an officer or employee of the Group or any of its subsidiaries during 2024, nor was any such member previously an officer of the Group or any of its subsidiaries. No member of the Organization and Compensation Committee had any material interest in a transaction of the Group or a business relationship with, in each case that would require disclosure under “Procedures for Approval of Related Person Transactions”, included elsewhere in this Proxy Statement.
None of the officers of the Group have served on the Board of Directors or on the Organization and Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Organization and Compensation Committee of the Group.
California Water Service Group | 2025 Proxy Statement | 95

Procedures for Approval of Related Person Transactions
It is our policy that all employees and Directors must avoid any activity that is in conflict with, or has the appearance of conflicting with, the Group’s business interests. This policy is included in the Code of Business Conduct and Ethics for Directors and the Business Code of Conduct for Employees. Transactions involving related persons are reviewed on a case-by-case basis and approved as appropriate. The Board’s Nominating/Corporate Governance Committee is responsible for review, approval, or ratification of  “related person transactions” involving the Group or its subsidiaries and related persons, as defined in SEC rules. Under SEC rules, a related person is a director, executive officer, nominee for director, or a greater than 5% stockholder of the Group at any time since the beginning of the previous fiscal year.
Potential related person transactions are brought to the attention of management and the Board in a number of ways. Each of our directors and executive officers is instructed and periodically reminded to inform the Corporate Secretary of any potential related person transactions. In addition, each director and officer completes a questionnaire on an annual basis designed to elicit information about any potential related person transactions.
Since the beginning of 2024, there were no related person transactions under the relevant standards.
California Water Service Group | 2025 Proxy Statement | 96

PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
We are asking our stockholders to approve, on a non-binding, advisory basis, under Section 14A of the Exchange Act, the compensation of our NEOs as disclosed in this proxy statement. We have held a similar stockholder vote every year since 2014.
As described in the CD&A, our executive compensation program is designed with an emphasis on performance and is intended to closely align the interests of our NEOs with the interests of our stockholders and customers. We regularly review our executive compensation program with the goal that compensation is closely tied to aspects of our company’s performance that our NEOs can impact and that are likely to have an impact on stockholder value.
Our compensation program is also designed to balance long-term performance with shorter-term performance and to mitigate any risk that an officer would be incentivized to pursue good results with respect to a single performance measure, company segment, or area of responsibility to the detriment of our company as a whole.
In the CD&A, we also discuss why we believe the compensation of our NEOs for fiscal 2024 was appropriately aligned with our company’s performance during fiscal 2024. The CD&A also describes feedback we received regarding our executive compensation program during our stockholder outreach efforts and is intended to provide additional clarity and transparency regarding the rationale for, and philosophy behind, our executive compensation program and practices. We urge you to carefully read the CD&A, the compensation tables, and the related narrative discussion in this proxy statement when deciding how to vote on this proposal.
The Group is asking stockholders to support the named executive officer compensation as described in this Proxy Statement. The Organization and Compensation Committee and the Board believe the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving the Group’s goals and the compensation of the Group’s named executive officers reported in this Proxy Statement has supported and contributed to the Group’s success. Accordingly, the Group asks stockholders to vote “FOR” the following resolution at the 2025 Annual Meeting:
“RESOLVED, that the stockholders of California Water Service Group approve, on an advisory basis, the compensation paid to California Water Service Group’s named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.”
This advisory resolution, commonly referred to as a “Say-on-Pay” resolution, is not binding upon the Group, the Organization and Compensation Committee, or the Board. However, the Board and the Organization and Compensation Committee, which is responsible for designing and administering the Group’s executive compensation programs, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. After consideration of the vote of stockholders at the 2023 Annual Meeting of Stockholders and other factors, the Board decided to hold advisory votes on the approval of executive compensation annually until the next advisory vote on frequency occurs. Unless the Board modifies its policy on the frequency of future advisory votes, the next such advisory vote will be held at the 2026 Annual Meeting.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
California Water Service Group | 2025 Proxy Statement | 97

Report of the Audit Committee
The Audit Committee oversees the Group’s financial reporting process on behalf of the Board of Directors. The Audit Committee’s purpose and responsibilities are set forth in the Audit Committee charter. The current charter is available on the Group’s website at https://www.calwatergroup.com. The Audit Committee consists of four members, each of whom meet the New York Stock Exchange standards for independence and the Sarbanes-Oxley Act independence standards for Audit Committee membership, and three of the Audit Committee’s members meet the requirements of an Audit Committee financial expert. During 2024, the Audit Committee met four times.
The Group’s management has primary responsibility for preparing the Group’s financial statements and the overall reporting process, including the Group’s system of internal controls. Deloitte & Touche LLP, the Group’s independent registered public accounting firm, audited the financial statements prepared by the Group and expressed their opinion that the financial statements fairly present the Group’s financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. Deloitte & Touche LLP also determined that the Group maintained, in all material respects, effective internal control over financial reporting as of December 31, 2024.
In connection with the December 31, 2024 financial statements, the Audit Committee:
(1)
Reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP;

(2)
Discussed with Deloitte & Touche LLP the matters required to be discussed under applicable rules of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;

(3)
Received from Deloitte & Touche LLP the written disclosures and the letter required by applicable rules of the Public Company Accounting Oversight Board regarding the firm’s communications with the Audit Committee concerning independence, and also discussed with Deloitte & Touche LLP the firm’s independence, and considered whether the firm’s provision of non-audit services and the fees and costs billed for those services are compatible with Deloitte & Touche LLP’s independence; and

(4)
Met privately with Deloitte & Touche LLP and the Group’s internal auditor, each of whom has unrestricted access to the Audit Committee, without management present, and discussed their evaluations of the Group’s internal controls and overall quality of the Group’s financial reporting and accounting principles used in preparation of the financial statements. The Committee also met privately with the Group’s Chairman, President & CEO, the CFO and the Controller, and the General Counsel to discuss the same matters.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2024 to be filed with the Securities and Exchange Commission.
AUDIT COMMITTEE
Gregory E. Aliff, Committee Chair
Jeffrey Kightlinger
Charles R. Patton
Patricia K. Wagner
California Water Service Group | 2025 Proxy Statement | 98

Relationship with the Independent Registered
Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Group’s independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered accounting firm each year. In addition, the Audit Committee considers the independence of the independent registered public accounting firm each year and periodically considers whether there should be a regular rotation of the independent registered public auditing firm. The Audit Committee also is involved in considering the selection of Deloitte & Touche LLP’s lead engagement partner when rotation is required.
Deloitte & Touche LLP has served as the Group’s independent auditor since fiscal year 2008. After careful consideration of a number of factors, including the length of time the firm has served in this role, the firm’s past performance, and an assessment of the firm’s qualifications and resources, the Audit Committee has selected Deloitte & Touche LLP to serve as the Group’s independent registered public accounting firm for the year ending December 31, 2025. The Committee’s selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm is being submitted for ratification by vote of the stockholders at this Annual Meeting.
The following table summarizes the audit fees billed and expected to be billed by Deloitte & Touche LLP, the Group’s independent registered public accounting firm, for the indicated fiscal years and the fees billed by Deloitte & Touche LLP for all other services rendered during the indicated fiscal years.
Category of Services	2023	2024
Audit Fees(1)	$2,162,750	$2,462,369
Audit-Related Fees(2)	163,803	196,400
Tax Fees	—	—
All Other Fees(3)	189,000	184,204
Total	$2,515,553	$2,842,973

(1)
Audit fees relate to audits of the Group and CWSCO’s annual financial statements, quarterly reviews of the Group’s interim financial statements and the audit of Group’s effectiveness of internal control over financial reporting.

(2)
Audit-related fees related to comfort letters associated with Group’s at-the-market equity program and consent letter for Form S-8 registration statement filing.

(3)
The services comprising the fees disclosed under “All Other Fees” relate to capital planning and budget process assessment services.

The Audit Committee is responsible for overseeing audit fee negotiations associated with the retention of Deloitte & Touche LLP for the audit of the Group. Additionally, it is the policy of the Audit Committee, as set forth in its charter, to approve in advance all audit and permissible non-audit services to be provided by the independent registered public accounting firm, as well as related fees. Under applicable law, the Audit Committee may delegate preapproval authority to one or more of its members, and any fees preapproved in this manner must be reported to the Audit Committee at its next regularly scheduled meeting. All of the fees reported in the table above were pre-approved in accordance with these procedures.
California Water Service Group | 2025 Proxy Statement | 99

PROPOSAL NO. 3 — RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
After consideration, and as a matter of good corporate governance, the Board is requesting stockholder ratification of Deloitte & Touche LLP as the independent registered public accounting firm, to audit the Group’s books, records, and accounts for the year ending December 31, 2025. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the Group’s independent registered public accounting firm is in the best interests of the Group and its stockholders. Following the recommendation of the Audit Committee, the Board recommends a vote “FOR” the adoption of this proposal.
Representatives of Deloitte & Touche LLP are expected to be present at the meeting to answer appropriate questions from stockholders and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee will reconsider the selection of the independent registered public accounting firm.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
California Water Service Group | 2025 Proxy Statement | 100

Other Matters
Stock Ownership of Management and Certain Beneficial Owners
Non-Employee Director and Executive Stock Ownership Guidelines
The Board of Directors requires non-employee directors to maintain a certain amount of stock ownership consistent with our stock ownership requirements. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executive officers. A more complete description of the stock ownership requirements appears in the “Compensation Discussion and Analysis” section of this Proxy Statement.
The following table shows the common stock ownership of our current directors and nominees, the executive officers named in the 2024 Summary Compensation Table, and such directors and all of our executive officers as a group, as of April 16, 2025. All directors and executives have sole voting and investment power over their shares (or share such powers with their spouses).
Name	Common Stock Beneficially Owned(*)
Gregory E. Aliff, Director	23,193
Shawn C. Bunting, Executive Officer	3,646
Shannon C. Dean, Executive Officer	22,525
Shelly M. Esque, Director	15,407
David B. Healey, Former Executive Officer	3,900
Jeffrey Kightlinger, Director	5,517
Martin A. Kropelnicki, Director and Executive Officer	142,111
Thomas M. Krummel, M.D., Director	24,624
Michael B. Luu, Executive Officer	22,775
James P. Lynch, Executive Officer	4,085
Yvonne A. Maldonado, M.D., Director	9,754
Scott L. Morris, Director	12,328
Charles R. Patton, Director	6,215
Carol M. Pottenger, Director	16,306
Lester A. Snow, Director	27,615
Patricia K. Wagner, Director	12,333
All current directors and executives as a group	459,322

*
To our knowledge, as of April 16, 2025, all directors and executives together beneficially owned an aggregate of approximately 1.0% of outstanding common shares. No one director or executive beneficially owns more than 1.0% of outstanding common shares.

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Ownership of Largest Stockholders
As of April 16, 2025, our records and other information available from outside sources indicated that the following stockholders were the beneficial owner of more than 5% percent of the outstanding shares of our common stock.
The information below is as reported in filings made by third parties with the SEC. Based solely on the review of our stockholder records and public filings made by the third parties with the SEC, we are not aware of any other beneficial owners of more than 5% percent of the common stock.
Beneficial Owner	Number of Shares of Common Stock	Percent of Class
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	10,687,783	18.0%
The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	6,966,637	11.7%
State Street Corporation(3) 1 Congress Street, Suite 1 Boston, MA 02111	3,434,902	5.8%
T. Rowe Price Investment Management, Inc.(4) 101 E. Pratt Street Baltimore, MD 21201	2,962,783	5.0%

(1)
BlackRock, Inc. has sole voting power over 10,541,202 shares and sole investment power over all 10,687,783 shares, and no shared voting power or shared investment power as of December 31, 2023, as disclosed on Schedule 13G/A filed with the SEC on January 19, 2024.

(2)
The Vanguard Group, Inc. has sole voting power over 0 shares; sole investment power over 6,817,954 shares; shared voting power over 87,657 shares; and shared investment power over 148,683 shares as of December 29, 2023, as disclosed on Schedule 13G/A filed with the SEC on February 13, 2024.

(3)
State Street Corporation has shared voting power over 3,031,596 shares, shared investment power over 3,434,302 shares, and no sole voting power or sole investment power over any shares as of December 31, 2023, as disclosed on Schedule 13G/A filed with the SEC on January 29, 2024.

(4)
T. Rowe Price Investment Management, Inc. has sole voting power over 2,951,376 shares and sole investment power over all 2,962,783 shares, and no shared voting power or shared investment power as of December 31, 2024, as disclosed on Schedule 13G/A filed with the SEC on February 14, 2025.

Cost of Proxy Solicitation
The Group is soliciting proxies on behalf of the Board and will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement, the proxies, and any additional materials that may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. Postal Service and also may be made by telephone, or personally, by directors, officers, and regular employees of the Group, who will receive no extra compensation for such services. Morrow Sodali, LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 was hired to assist in the distribution of proxy materials and solicitation of votes for a $10,000 fee, plus distribution expenses. The Group will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.
Electronic Availability of Proxy Statement and Annual Report
As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to stockholders electronically via the Internet on the Company’s website at https://www.calwatergroup.com/investors. You can elect to receive future Proxy Materials by email, which will
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save us the cost of producing and mailing documents to you by enrolling at www.ProxyVote.com. If you choose to receive future Proxy Materials by email, you will receive an email with instructions containing a link to the website where those materials are available and where you can vote.
Other Matters
The Board is not aware of any other matters to come before the Annual Meeting. If any other matters should be brought before the Annual Meeting or any adjournment or postponement thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion.
The report of the Organization and Compensation Committee, and the report of the Audit Committee, are not to be considered as incorporated by reference into any other filings that the Group makes with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.
Stockholders Sharing an Address
The SEC allows the Group to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Group. In order to take advantage of this opportunity, banks and brokerage firms that hold shares for stockholders who are the beneficial owners, but not the record holders, of the Group’s shares, have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless one or more of the stockholders has provided contrary instructions. For stockholders who are the record holders of the Group’s shares, the Group may follow a similar process absent contrary instructions. The Group will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508 or calling (408) 367-8200. Stockholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Group in the same manner. If you are the beneficial owner, but not the record holder, of the Group’s shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.
Copies of Annual Report on Form 10-K
The Group, upon written request, will furnish to record and beneficial holders of its common stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules, but without exhibits) for fiscal year 2024. Copies of exhibits to Form 10-K also will be furnished upon request for a payment of a fee of  $0.50 per page. All requests should be directed to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.
Electronic copies of the Group’s Form 10-K, including exhibits and this Proxy Statement, will be available on the Group’s website at https://www.calwatergroup.com.
Disclaimer Regarding Website
The information contained on the Group’s website, including the Sustainability Report, is not to be deemed included or incorporated by reference into this Proxy Statement.
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Frequently Asked Questions
What am I voting on?

•
Election of the eleven directors named in the Proxy Statement to serve until the 2026 Annual Meeting;

•
An advisory vote to approve executive compensation; and

•
Ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2025.

Who may attend the Annual Meeting?
Any stockholders of the Group as of the record date may attend.
How can I attend the Annual Meeting?
This year, we plan to hold the Annual Meeting online through an audio webcast. This format will enable stockholders to attend the meeting and participate from any location, at minimal cost. You will be able to attend the Annual Meeting online at www.virtualshareholdermeeting.com/CWT2025. You will also be able to vote your shares online at the Annual Meeting.
If you are the record holder, to participate in the Annual Meeting, you will need the control number included on your proxy card. If your shares are held through a stockbroker or another nominee, and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may participate in the Annual Meeting with the access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares through a stockbroker or another nominee should contact their broker or nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to participate in the Annual Meeting, or voting instruction card (if your shares are held through a stockbroker or another nominee).
We encourage you to access the Annual Meeting 15 minutes prior to the start time and allow ample time to log in to the meeting webcast and test your computer audio system.
Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.
How can I ask questions at the Annual Meeting?
Stockholders may submit questions live during the Annual Meeting at the meeting website above.
The Group is committed to transparency. All questions received during the Annual Meeting that comply with the meeting rules of conduct, and the Group’s responses, will be posted to our Investor Relations website at https://www.calwatergroup.com/investors reasonably promptly after the Annual Meeting. Personal details may be omitted for data protection purposes. If we receive substantially similar questions, we may group these questions together and provide a single response to avoid repetition.
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the meeting website?
The technical support telephone number will be posted on the Virtual Shareholder Meeting login page, at the meeting website above. If you encounter any difficulties, please call the number and speak to a technical support representative.
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Who is entitled to vote?
Stockholders of record on the record date are entitled to vote. The Board has fixed the close of business on April 1, 2025 as the record date (Record Date) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.
How many votes do I get?
Each share of common stock is entitled to one vote.
What constitutes a quorum?
A majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting present or represented by persons holding valid proxies constitutes a quorum. If you submit a valid proxy card, your shares will be considered in determining whether a quorum is present.
Without a quorum, no business may be transacted at the Annual Meeting. However, in the absence of a quorum, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time, and place.
At the Record Date, there were 59,570,140 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
How are the directors elected?
Our bylaws provide for a majority voting standard for the election of directors in uncontested elections. Under this majority voting standard, each director must be elected by the affirmative vote of a majority of the votes cast with respect to the director. A majority of the votes cast means that the number of votes cast “FOR” a nominee for director exceeds the number of votes cast “AGAINST” that nominee for director. In accordance with our director resignation policy, the Nominating/Corporate Governance Committee has established procedures whereby an incumbent nominee for director who does not receive the required votes for re-election is expected to tender his or her resignation offer to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee will recommend to the Board whether to accept or reject the offer, or whether other action should be taken. The Board will act on the Nominating/Corporate Governance Committee’s recommendation within 90 days after certification of the election results. We will promptly publicly disclose the Board’s decision regarding the resignation offer, including the rationale for rejecting the resignation offer, if applicable.
How do I vote in advance of the Annual Meeting?
If you are a stockholder of record (that is, you hold your shares in your own name), you may vote in advance of the Annual Meeting online, by telephone or, by mail. Different rules apply if your stockbroker or another nominee holds your shares for you (see below). For instructions on how you may vote online during the Annual Meeting, see “How
California Water Service Group | 2025 Proxy Statement | 105

can I attend the Annual Meeting?” above. Even if you plan to attend the Annual Meeting online, we recommend that you vote your shares prior to the meeting so that your vote will be counted if you later decide not to attend.

You may vote online.	You may vote by telephone.	You may vote by mail.
You do this by following the “Vote by Internet” instructions on the Notice of Internet Availability or proxy card. If you vote online, you do not have to mail in your proxy card.
If you received paper copies of the
proxy materials, you can do this by
following the “Vote by Phone”
instructions on the proxy card.
If you vote by telephone, you
do not have to mail in your proxy
card. You must have a touch-tone
phone to vote by telephone.

If you received paper copies of the
proxy materials, you can do this by
signing the proxy card and mailing
it in the enclosed, prepaid, and
addressed envelope. If you mark
your voting instructions on the
proxy card, your shares will be
voted as you instruct.
If you return a signed card but do
not provide voting instructions, your
shares will be voted in accordance
with the Board’s recommendations
set forth in this proxy statement.

What if I change my mind after I return my proxy?
You may revoke your proxy and/or change your vote at any time before the polls close at the Annual Meeting. You may do this by:
•
Signing another proxy with a later date;

•
Voting online or by telephone by the applicable deadline (your latest online or telephone proxy is counted);

•
Voting online during the Annual Meeting; or

•
Notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?
If you are a stockholder of record, and you do not return your proxy, your shares will not be voted unless you attend the Annual Meeting and vote online during the meeting.
How do I vote if my shares are held by my stockbroker (or other nominee)?
If your shares are held by a stockbroker (or other nominee), you may vote your shares without participating in the Annual Meeting, or online during the Annual Meeting if you choose to attend.
You will receive a voting instruction card with information about how to instruct your stockbroker to vote your shares. If you do not provide instructions, then your stockbroker, under certain circumstances, may vote your shares.
Specifically, stockbrokers have authority to vote your uninstructed shares on certain “routine” matters. Whether a proposal is considered routine or non-routine is subject to stock exchange regulations and final determination by the stock exchange. For “non-routine” matters, no votes will be cast on your behalf if you do not instruct your stockbroker on how to vote. If you wish to change the voting instructions that you gave to your stockbroker, you must ask your stockbroker how to do so.
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If you do not give your stockbroker voting instructions, your stockbroker may either:
•
Proceed to vote your shares on routine matters and refrain from voting on non-routine matters (“broker non-votes”); or

•
Leave your shares entirely unvoted (and we are aware that some stockbrokers are choosing to leave shares entirely unvoted even on routine matters).

Broker non-votes will count towards the quorum. We encourage you to provide your voting instructions to your stockbroker. This ensures that your shares will be voted at the Annual Meeting.
What is the voting requirement to approve each of the proposals?
Proposal	Vote Required
Proposal No. 1 — Election of directors	Majority of Votes Cast
Proposal No. 2 — Advisory vote to approve executive compensation	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote on the Matter
Proposal No. 3 — Ratify the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote on the Matter
How are broker non-votes and abstentions treated?
Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with the proposal relating to the election of directors (Proposal No. 1), and therefore broker non-votes, if any, and abstentions have no effect on that proposal. With respect to Proposal Nos. 2 and 3, broker non-votes, if any, have no effect on the outcome, and abstentions have the effect of a vote “AGAINST.”
Who will count the vote?
Representatives of Broadridge Financial Services, Proxy Services, will serve as the inspector of elections and count the votes.
What does it mean if I receive more than one proxy card?
It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.
What is the deadline for submitting stockholder proposals for inclusion in the Group’s proxy materials for next year’s Annual Meeting?
Any proposals that stockholders intend to submit for inclusion in next year’s Group proxy materials must be received by the Corporate Secretary of the Group by the close of business (5:00 p.m. Pacific Time) on December 17, 2025. Any such proposal must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Please submit the proposal to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.
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How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders’ meeting?
Stockholders who are entitled to vote at a stockholders’ meeting may propose a nominee for the Board or other business for consideration at a meeting without seeking to have the matter included in the proxy materials for the Annual Meeting pursuant to Rule 14a-8. The bylaws contain the requirements for doing so (including the timing and information required under Rule 14a-19 of the Exchange Act). The bylaws are posted on the Group’s website at https://www.calwatergroup.com. Briefly, a stockholder must give timely prior notice of the matter to the Group. The notice must be received by the Corporate Secretary at the Group’s principal place of business no less than 90 days before and no more than 120 days before the first anniversary of the prior year’s Annual Meeting. For the 2026 Annual Meeting, to be timely, notice must be received by the Corporate Secretary not later than the close of business (5:00 p.m. Pacific Time) between January 28, 2026 and February 27, 2026. If we change the date of the Annual Meeting by more than 30 days before or more than 60 days after the date of the previous meeting, notice is due not less than 90 days nor more than 120 days before the Annual Meeting or the 10th day after we publicly announce the holding of the Annual Meeting. If the Group’s Corporate Secretary receives notice of a matter after the applicable deadline, the notice will be considered untimely. In that case, or where notice is timely but the stockholder fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange of 1934, the persons named as proxies may exercise their discretion in voting with respect to the matter when and if it is raised at the Annual Meeting.
The bylaws specify what the notice must contain. Stockholders must comply with applicable law with respect to matters submitted in accordance with the bylaws. The bylaws do not affect any stockholder’s right to request inclusion of proposals in the Group’s Proxy Statement under Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
How can a stockholder or other interested parties contact the independent directors, the director who chairs the Board’s executive sessions, or the full Board?
Stockholders or other interested parties may address inquiries to any of the Group’s directors, to the lead director (who chairs the Board’s executive sessions), or to the full Board, by email to stockholdercommunication@calwater.com or by writing to them in care of the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508. All such communications are sent directly to the intended recipient(s).
Where and when will I be able to find the results of the voting?
Preliminary results will be announced at the Annual Meeting. We will publish the final results in a current report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.
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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV67242-P26597For Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !CALIFORNIA WATER SERVICE GROUPATTN: MICHELLE MORTENSEN1720 NORTH FIRST STREETSAN JOSE, CA 95112-4508CALIFORNIA WATER SERVICE GROUP1. ELECTION OF DIRECTORSNominees:The Board of Directors recommends you vote FOR eachof the nominees listed in proposal 1.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. Eastern Time on May 27, 2025 for shares held directly and by11:59 p.m. Eastern Time on May 25, 2025 for shares held in a Plan. Have your proxy card inhand when you access the web site and follow the instructions to obtain your records and tocreate an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CWT2025You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Time on May 27, 2025 for shares held directly and by 11:59 p.m.Eastern Time on May 25, 2025 for shares held in a Plan. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.1a. Gregory E. Aliff1b. Shelly M. Esque1c. Jeffrey Kightlinger1d. Martin A. Kropelnicki1e. Thomas M. Krummel, M.D.1f. Yvonne A. Maldonado, M.D.1g. Scott L. Morris1h. Charles R. Patton1i. Carol M. Pottenger1j. Lester A. Snow1k. Patricia K. Wagner ! ! !Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.2. Advisory vote to approve executive compensation.The Board of Directors recommends you vote FORproposals 2 and 3.3. Ratification of the selection of Deloitte & Touche LLP asthe Group's independent registered public accountingfirm for 2025.NOTE: I authorize the proxies to vote according to theirdiscretion on any other matters that properly come beforethe Annual Meeting of Stockholders or any adjournment orpostponement thereof.SCAN TOVIEW MATERIALS & VOTE w

V67243-P26597Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and the Annual Report are available at www.proxyvote.com.CALIFORNIA WATER SERVICE GROUPTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSMARTIN A. KROPELNICKI and MICHELLE R. MORTENSEN, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held on May 28, 2025, or at any adjournment or postponement thereof  (including, if applicable, for the election of any substitute nominee named by the Board of Directors if any nominee named in proposal 1 becomes unavailable to serve). By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the Notice of Meeting and Proxy Statement relating to this meeting and of the Group's most recent Annual Report to Stockholders.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S), AND IN THE DISCRETION OF THE PROXY
HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2AND FOR PROPOSAL 3.Please date, sign and mail in the enclosed envelope, or vote by Internet or telephone, as soon as possible.Continued and to be signed on reverse side